As filed with the Securities and Exchange Commission on April 28, 2009

File No. 033-64915

File No. 811-07447

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the

SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 48	☒

and/or

REGISTRATION STATEMENT

Under the

INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 51	☒

(Check appropriate box or boxes)

Virtus Insight Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl St.

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Robert N. Hickey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITY FUNDS

Virtus Balanced Allocation Fund

Virtus Core Equity Fund

Virtus Disciplined Small-Cap Growth Fund

Virtus Disciplined Small-Cap Opportunity Fund

Virtus Disciplined Small-Cap Value Fund

Virtus Emerging Markets Opportunities Fund

Virtus Index Fund

Virtus Value Equity Fund

FIXED INCOME FUNDS

Virtus High Yield Income Fund

Virtus Intermediate Government Bond Fund

Virtus Intermediate Tax-Exempt Bond Fund

Virtus Short/Intermediate Bond Fund

Virtus Tax-Exempt Bond Fund

MONEY MARKET FUNDS

Virtus Insight Government Money Market Fund

Virtus Insight Money Market Fund

Virtus Insight Tax-Exempt Money Market Fund

Virtus Mutual Funds

Class A Shares, Class C Shares and Class I Shares

Virtus Equity Funds

Introduction to Equity Funds

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Equity Funds invest in stocks, which represent partial ownership in a company. They generally pursue capital appreciation; that is, an increase in the fund’s share value. In some cases, these funds also seek dividend income.

è	If you invest in an Equity Fund, you risk losing your investment.

The value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

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Each Equity Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund’s shareholders. There is no guarantee that a fund will achieve its objective.

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Temporary Defensive Strategy: During periods of adverse market conditions, each Equity Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, a fund may not achieve its objective.

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Each Equity Fund’s principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in greater detail under “Risks Related to Principal Investment Strategies,” beginning on page 19.

Virtus Equity Funds	1

Virtus Balanced Allocation Fund

Investment Objective

The Virtus Balanced Allocation Fund has an investment objective to seek to provide current income and capital appreciation.

Principal Investment Strategies

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The fund invests in a portfolio of equity and fixed income securities. Under normal market conditions, equity securities will comprise between 40% and 65% of the fund’s assets, and fixed income securities will comprise at least 25% of the fund’s assets.

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The fund may invest in the equity securities of companies of any size. As of December 31, 2008, the market capitalization of the equity issuers in which the fund was invested ranged from $95 million to $397.2 billion.

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The fixed income portion of the fund will be invested primarily in bonds, which are debt instruments that normally pay a set amount of interest on a regular basis; repay the face amount, or principal, at a stated future date; and are issued by domestic and foreign corporations, federal and state governments, and their agencies. The fund normally invests in investment-grade securities and maintains a dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities) of between five and ten years.

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The fund’s subadviser reviews and adjusts the blend of the securities in an effort to enhance returns based on current market conditions, interest rate projections and other economic factors. The fund seeks to provide an overall return comprising between 40% and 65% of the return of Russell 1000® Index and between 35% and 60% of the return of the Barclays Capital U.S. Aggregate Index.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Allocation Risk—The risk that the percentages of the fund’s assets invested in equities and fixed income securities, respectively, will not be optimum for market conditions at a given time.

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Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Foreign Securities Risk—The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	Interest Rate Risk—The risk that bond prices overall will decline because of rising interest rates.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•	Prepayment Risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

•	Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

2	Virtus Balanced Allocation Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Balanced Allocation Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of two broad-based securities market indices and a balanced benchmark. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 9.00% (quarter ended June 30, 2003) and the lowest return for a quarter was -13.42% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is -4.37%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)	1 Year	5 Years	10 Years	Since Inception(4)
				Class A	Class C
Class I Shares
Return Before Taxes	-25.10%	1.19%	2.60%	—	—
Return After Taxes on Distributions(3)	-25.57%	-0.09%	1.17%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(5)	-16.09%	0.84%	1.70%	—	—
Class A Shares
Return Before Taxes	-29.64%	-0.28%	—	1.95%	—
Class C Shares
Return Before Taxes	-25.93%	—	—	—	-6.09%
Barclays Capital U.S. Aggregate Bond Index(6)	5.24%	4.65%	5.63%	5.71%	7.17%
Russell 1000® Index(7)	-37.60%	-2.04%	-1.09%	-0.95%	-10.94%
Balanced Benchmark(8)	-22.47%	0.82%	1.88%	1.99%	-3.73%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Class A Shares since February 9, 1999 and Class C Shares since June 26, 2006.

(5) The Return After Taxes on Distributions and Sale of Fund Shares may be greater for a period than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the fees, expenses, or taxes associated with the active management of an actual portfolio.

(7) The Russell 1000® Index is a market capitalization-weighted index of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) The Balanced Benchmark is a composite index consisting of 60% Russell 1000® Index and 40% Barclays Capital U.S. Aggregate Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Balanced Allocation Fund	3

Virtus Core Equity Fund

Investment Objective

The Virtus Core Equity Fund has an investment objective to seek to provide capital appreciation.

Principal Investment Strategies

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The fund normally invests at least 80% of its assets in common stocks. These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase. As of December 31, 2008, the market capitalization of the equity issuers in which the fund was invested ranged from $1.6 billion to $397.2 billion. The fund’s policy of investing at least 80% of its assets in common stocks may be changed only upon 60 days written notice to shareholders.

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The fund’s subadviser selects securities that are considered to be undervalued and to represent growth opportunities. The subadviser considers many factors, but there is a focus on a company’s sales, earnings and valuation.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•

Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

•	Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

4	Virtus Core Equity Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Core Equity Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 14.48% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.84% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is -8.80%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)				Since Inception(4)
	1 Year	5 Years	10 Years	Class A	Class C
Class I Shares
Return Before Taxes	-33.36%	0.09%	-0.56%	—	—
Return After Taxes on Distributions(3)	-33.53%	-1.32%	-1.64%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(5)	-21.33%	0.18%	-0.50%	—	—
Class A Shares
Return Before Taxes	-37.36%	-1.34%	—	-1.70%	—
Class C Shares
Return Before Taxes	-34.04%	—	—	—	-8.99%
S&P 500® Index(6)	-37.00%	-2.19%	-1.38%	-1.56%	-10.27%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Class A Shares since February 4, 1999 and Class C Shares since June 26, 2006.

(5) The Return After Taxes on Distributions and Sale of Fund Shares may be greater for a period than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Core Equity Fund	5

Virtus Disciplined Small-Cap Growth Fund

Investment Objective

The Virtus Disciplined Small-Cap Growth Fund has an investment objective to seek to provide capital appreciation.

Principal Investment Strategies

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The fund normally invests at least 80% of its assets in the securities of small-cap companies, generally equity securities. The subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000® Index, an index comprised of stocks with market capitalizations ranging from $7.6 million to $3.3 billion at December 31, 2008. As of December 31, 2008, the market capitalization of the equity issuers in which the fund was invested ranged from $67 million to $4.1 billion. The fund’s policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.

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The fund seeks to invest in equity securities of companies that the subadviser believes offer superior prospects for growth, i.e., issues with the potential for accelerated earnings or revenue growth relative to the broader stock market and higher-than-average forecast earnings-growth rates. Valuation is a secondary consideration in stock selection.

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The subadviser seeks to maintain a risk level approximating that of the Russell 2000® Growth Index, an index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•	Small Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

6	Virtus Disciplined Small-Cap Growth Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Disciplined Small-Cap Growth Fund. The bar chart shows changes in the fund’s Class I Shares performance over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.89% (quarter ended June 30, 2003) and the lowest return for a quarter was -26.82% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is -14.45%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)	1 Year	5 Years	Since Inception(4)
			Class I	Class A	Class C
Class I Shares
Return Before Taxes	-41.69%	-4.65%	-1.34%	—	—
Return After Taxes on Distributions(3)	-41.69%	-5.13%	-1.65%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(5)	-27.10%	-3.73%	-1.03%	—	—
Class A Shares
Return Before Taxes	-45.15%	—	—	-18.68%	—
Class C Shares
Return Before Taxes	-42.20%	—	—	—	-17.33%
S&P 500® Index(6)	-37.00%	-2.19%	-2.67%	-10.27%	-10.27%
Russell 2000® Growth Index(7)	-38.54%	-2.35%	-1.28%	-12.20%	-12.20%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Class I Shares since January 8, 2001; Class A and Class C Shares since June 26, 2006.

(5) The Return After Taxes on Distributions and Sale of Fund Shares may be greater for a period than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Disciplined Small-Cap Growth Fund	7

Virtus Disciplined Small-Cap Opportunity Fund

Investment Objective

The Virtus Disciplined Small-Cap Opportunity Fund has an investment objective to seek to provide capital appreciation.

Principal Investment Strategies

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The fund normally invests at least 80% of its assets in the securities of small-cap companies. These securities will normally be equities and equity-like instruments. The fund’s subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000® Index, an index comprised of stocks with market capitalizations ranging from $7.6 million to $3.3 billion at December 31, 2008. As of December 31, 2008, the market capitalization of the equity issuers in which the fund was invested ranged from $96 million to $2.2 billion. The fund’s policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.

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The fund seeks to invest in the securities of companies that the subadviser believes have growth potential. In selecting securities, the subadviser focuses on those companies that appear to have potential for above average sales and earnings growth but are attractively valued relative to the securities of comparable companies.

è	The subadviser seeks to maintain a risk level approximating that of the Russell 2000® Index.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•	Small Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

8	Virtus Disciplined Small-Cap Opportunity Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Disciplined Small-Cap Opportunity Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 28.21% (quarter ended December 31, 1999) and the lowest return for a quarter was -26.01% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is -16.21%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)				Since Inception(4)
	1 Year	5 Years	10 Years	Class A	Class C
Class I Shares
Return Before Taxes	-36.58%	-4.30%	3.49%	—	—
Return After Taxes on Distributions(3)	-36.58%	-6.46%	1.68%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(5)	-23.78%	-2.68%	3.36%	—	—
Class A Shares
Return Before Taxes	-40.36%	-5.66%	—	3.33%	—
Class C Shares
Return Before Taxes	-37.21%	—	—	—	-18.94%
S&P 500® Index(6)	-37.00%	-2.19%	-1.38%	-1.57%	-10.27%
Russell 2000® Index(7)	-33.79%	-0.93%	3.02%	3.77%	-11.77%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Class A Shares since March 4, 1999 and Class C Shares since June 26, 2006.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Disciplined Small-Cap Opportunity Fund	9

Virtus Disciplined Small-Cap Value Fund

Investment Objectives

The Virtus Disciplined Small-Cap Value Fund has an investment objective to seek to provide capital appreciation. Income is a secondary objective.

Principal Investment Strategies

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The fund normally invests at least 80% of its assets in the securities of small-cap companies. These securities will normally be equities and equity-like instruments. The fund’s subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000® Index, an index comprised of stocks with market capitalizations ranging from $7.6 million to $3.3 billion as of December 31, 2008. As of December 31, 2008, the market capitalization of the equity issuers in which the fund was invested ranged from $96 million to $3.9 billion. The fund’s policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.

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The subadviser seeks securities it considers to be undervalued at the time of purchase. The subadviser uses a value investment strategy that seeks companies that are attractively valued relative to the securities of comparable companies. In searching for stocks with lower than average valuations, the subadviser considers, among other things, price-to-earnings and price-to-book ratios.

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The subadviser seeks to maintain a risk level approximating that of the Russell 2000® Value Index, an index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•	Small Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

10	Virtus Disciplined Small-Cap Value Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Disciplined Small-Cap Value Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 20.16% (quarter ended June 30, 2003) and the lowest return for a quarter was -23.67% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is -17.77.

Average Annual Total Returns(2) (for the periods ended 12/31/08)	1 Year	5 Years	10 Years	Since Inception(4)
				Class A	Class C
Class I Shares
Return Before Taxes	-29.36%	0.03%	5.95%	—	—
Return After Taxes on Distributions(3)	-29.40%	-2.35%	4.15%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(5)	-19.04%	0.39%	5.12%	—	—
Class A Shares
Return Before Taxes	-33.57%	-1.39%	—	5.91%	—
Class C Shares
Return Before Taxes	-30.04%	—	—	—	-13.56%
S&P 500® Index(6)	-37.00%	-2.19%	-1.38%	-2.49%	-10.27%
Russell 2000® Value Index(7)	-28.92%	0.27%	6.11%	6.40%	-11.62%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Class A Shares since August 17, 1999 and Class C Shares since June 26, 2006.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Disciplined Small-Cap Value Fund	11

Virtus Emerging Markets Opportunities Fund

Investment Objective

The Virtus Emerging Markets Opportunities Fund has an investment objective to seek to provide capital appreciation.

Principal Investment Strategies

è

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries. The World Bank and other international agencies define an emerging or developing country on the basis of such factors as trade initiatives, per capita income and level of industrialization. There are over 130 countries that are emerging or developing under this standard and approximately 40 of these countries have stock markets. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund’s policy of investing at least 80% of its assets in the securities of issuers located in emerging markets countries may be changed only upon 60 days written notice to shareholders.

è

The fund invests in issuers with the potential for long-term capital appreciation using a “bottom-up stock and business analysis” approach. This approach emphasizes investments in companies the portfolio manager believes are undervalued. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. As of December 31, 2008, the market capitalization of the equity issuers in which the fund was invested ranged from $150 million to $20 billion.

The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects. A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value.

è

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term U.S. Government securities. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same to time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

è

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Currency Rate Risk—The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Emerging Markets Risk—The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

•	Foreign Securities Risk—The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

12	Virtus Emerging Markets Opportunities Fund

•

Geographic Concentration Risk—The risk that, if the fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•

Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

Virtus Emerging Markets Opportunities Fund	13

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Emerging Markets Opportunities Fund. Prior to May 18, 2006, the fund’s investment program and general operations were managed by Harris Investment Management, Inc. as adviser and Hansberger Global Investors, Inc. as subadviser. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 32.66% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.96% (quarter ended September 30, 2008). Year-to-date performance (through March 31, 2009) is -4.29%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)				Since Inception(4)
	1 Year	5 Years	10 Years	Class A	Class C
Class I Shares
Return Before Taxes	-45.90%	8.70%	10.15%	—	—
Return After Taxes on Distributions(3)	-46.66%	5.00%	8.25%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(5)	-27.99%	8.32%	9.49%	—	—
Class A Shares
Return Before Taxes	-49.14%	7.17%	—	7.03%	—
Class C Shares
Return Before Taxes	-46.50%	—	—	—	-2.50%
S&P 500® Index(6)	-37.00%	-2.19%	-1.38%	-2.15%	-10.27%
MSCI Emerging Markets Free Index (net)(7)	-53.33%	7.66%	9.02%	6.43%	-5.94%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Class A Shares since August 11, 1999 and Class C Shares since June 26, 2006.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The MSCI Emerging Markets Free Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

14	Virtus Emerging Markets Opportunities Fund

Virtus Index Fund

Investment Objective

The Virtus Index Fund has an investment objective to seek to provide the return and risk characteristics of the S&P 500® Index.

Principal Investment Strategies

è

The fund normally holds at least 90% of the 500 securities in the S&P 500® Index and attempts to match its holdings of each issue with that security’s proportional representation in the S&P 500® Index. As of December 31, 2008 the market capitalization range of companies included in the S&P 500® Index ranged from $489 million to $397.2 billion. The fund invests a significant portion (typically 95% or more) of its assets in securities in the S&P 500® Index.

è

The fund’s subadviser employs a “passively” managed- or index-investment approach that attempts to replicate the performance of the index while not necessarily investing in all of its stocks. This approach is unlike traditional methods of active investment management whereby securities are selected on the basis of economic, financial and market analysis. On a regular basis, the subadviser compares the fund’s performance to that of the S&P 500® Index. The subadviser may adjust the fund’s holdings if the fund’s performance does not adequately track the performance of the S&P 500® Index.

è

Apart from its equity investments, the fund may use S&P 500® Stock Index Futures Contracts to reduce transactional costs and simulate full investment in the S&P 500® Index while retaining a cash balance for portfolio management purposes.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Derivatives Risk—The risk that derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations).

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•	Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

Virtus Index Fund	15

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Index Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 15.35% (quarter ended June 30, 2003) and the lowest return for a quarter was -21.44% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is -10.83%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	-36.80%	-2.00%	-1.47%
Return After Taxes on Distributions(3)	-37.22%	-3.28%	-2.60%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-23.18%	-1.38%	-1.21%
Class A Shares
Return Before Taxes	-40.62%	-3.36%	-2.28%
S&P 500® Index(5)	-37.00%	-2.19%	-1.38%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

16	Virtus Index Fund

Virtus Value Equity Fund

Investment Objective

The Virtus Value Equity Fund has an investment objective to seek to provide capital appreciation and current income.

Principal Investment Strategies

è

The fund normally invests at least 80% of its assets in common stocks. These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase. As of December 31, 2008, the market capitalization of the equity issuers in which the fund was invested ranged from $1.2 billion to $397.2 billion.

è	The subadviser selects stocks that are representative of the companies found within the Russell 1000® Value Index in an effort to:

•	provide greater returns, over the long-term, than the securities comprising the Russell 1000® Value Index; and

•	maintain a risk level approximating that of the Russell 1000® Value Index.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

•	Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 19.

Virtus Value Equity Fund	17

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Value Equity Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.11% (quarter ended June 30, 2003) and the lowest return for a quarter was -21.21% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is -12.03%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)				Since Inception(5)
	1 Year	5 Years	10 Years	Class A	Class C
Class I Shares
Return Before Taxes	-36.26%	1.61%	1.33%	—	—
Return After Taxes on Distributions(3)	-36.69%	0.43%	-0.29%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-22.66%	1.76%	0.89%	—	—
Class A Shares
Return Before Taxes	-40.05%	0.17%	—	0.52%	—
Class C Shares
Return Before Taxes	-36.87%	—	—	—	-10.06%
S&P 500® Index(6)	-37.00%	-2.19%	-1.38%	-1.61%	-10.27%
Russell 1000® Value Index(7)	-36.85%	-0.79%	1.36%	1.41%	-11.73%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) Class A Shares since February 11, 1999 and Class C Shares since June 26, 2006.

(6) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

18	Virtus Value Equity Fund

Risks Related to Principal Investment Strategies

Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the various Equity Funds are indicated in the chart below and described in detail following the chart.

Risks for One or More Funds	Balanced Allocation Fund	Core Equity Fund	Disciplined Small-Cap Growth Fund	Disciplined Small-Cap Opportunity Fund	Disciplined Small-Cap Value Fund	Emerging Markets Opportunities Fund	Index Fund	Value Equity Fund
Allocation	X
Credit	X
Currency Rate						X
Derivatives							X
Emerging Markets						X
Foreign Securities	X					X
Geographic Concentration						X
Growth Stocks		X	X	X
Interest Rate	X
Large Company		X					X	X
Market Volatility	X	X	X	X	X	X	X	X
Prepayment	X
Small Company			X	X	X
Small and Medium Company	X	X				X	X	X
Value Stocks		X			X	X		X

Allocation Risk

The risk that the percentages of the fund’s assets invested in equities and fixed income securities, respectively, will not be optimum for market conditions at a given time, which may cause a fund to underperform as compared to a fund with a more favorable allocation.

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Currency Rate Risk

The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Although a fund may engage in foreign currency hedge transactions to help reduce this risk, those transactions may not be effective or appropriate in particular situations nor, of course, will they protect against declines in security values.

Derivatives Risk

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

Virtus Equity Funds	19

Emerging Markets Risk

The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

Foreign Securities Risk

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war; or expropriation.

Geographic Concentration Risk

The risk that, if a fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Growth Stocks Risk

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

Interest Rate Risk

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund’s duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

Large Company Risk

The risk that companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Market Volatility

The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the US Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

Prepayment Risk

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to reinvest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund’s income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.

20	Virtus Equity Funds

Small Company Risk

Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. The trading volume of small company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Small and Medium Company Risk

Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Small and medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Value Stocks Risk

Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Virtus Equity Funds	21

Fund Fees and Expenses—Equity Funds

The tables below illustrate all fees and expenses that you may pay if you buy and hold Class A Shares, Class C Shares or Class I Shares of the Equity Funds.

	Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(a)	1.00%	(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Class A Shares

	Balanced Allocation	Core Equity	Disciplined Small-Cap Growth		Disciplined Small-Cap Opportunity		Disciplined Small-Cap Value	Emerging Markets		Index		Value Equity
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%	0.70%	0.75%		0.75%		0.70%	1.00%		0.20%		0.70%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	0.25%	0.25%		0.25%		0.25%	0.25%		0.25%		0.25%
Other Expenses	0.30%	0.23%	0.74%	(e)	0.45%	(e)	0.32%	0.42%	(e)	0.96%	(e)	0.19%
Acquired Fund Fees and Expenses	—	—	—		—		—	—		—		—

Total Annual Fund Operating Expenses	1.05%	1.18%	1.74%	(d)	1.45%		1.27%	1.67%		1.41%		1.14%

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(d) The fund’s investment adviser has voluntarily agreed to limit the total operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.55% for Class A Shares of the Disciplined Small-Cap Growth Fund. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 1.41% for the Class A Shares of the Disciplined Small-Cap Growth Fund. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the fiscal year in which such reimbursement occurred.

(e) Restated to reflect expenses based on current fund assets.

Example

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class A Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Balanced Allocation	$676	$890	$1,121	$1,784
Core Equity	$688	$928	$1,187	$1,924

22	Virtus Equity Funds

Fund	1 year	3 years	5 years	10 years
Disciplined Small-Cap Growth	$742	$1,091	$1,464	$2,509
Disciplined Small-Cap Opportunity	$714	$1,007	$1,322	$2,210
Disciplined Small-Cap Value	$697	$955	$1,232	$2,021
Emerging Markets	$735	$1,071	$1,430	$2,438
Index	$710	$996	$1,302	$2,169
Value Equity	$685	$916	$1,167	$1,881

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser, if any; therefore, your actual expenses may be lower than those shown.

Class C Shares

	Balanced Allocation	Core Equity	Disciplined Small-Cap Growth		Disciplined Small-Cap Opportunity		Disciplined Small-Cap Value	Emerging Markets		Value Equity
Management Fees	0.50%	0.70%	0.75%		0.75%		0.70%	1.00%		0.70%
Distribution and Shareholder Servicing (12b-1) Fees(f)	1.00%	1.00%	1.00%		1.00%		1.00%	1.00%		1.00%
Other Expenses	0.30%	0.23%	0.74%	(h)	0.45%	(h)	0.32%	0.42%	(h)	0.19%

Total Annual Fund Operating Expenses	1.80%	1.93%	2.49%	(g)	2.20%		2.02%	2.42%		1.89%

(f) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(g) The fund’s investment adviser has voluntarily agreed to limit the total operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 2.30% for Class C Shares of the Disciplined Small-Cap Growth Fund. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 2.16% for the Class C Shares of the Disciplined Small-Cap Growth Fund. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the fiscal year in which such reimbursement occurred.

(h) Restated to reflect expenses based on current fund assets.

Example

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class C Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Balanced Allocation	$283	$566	$975	$2,116
Core Equity	$296	$606	$1,042	$2,254
Disciplined Small-Cap Growth	$352	$776	$1,326	$2,826
Disciplined Small-Cap Opportunity	$323	$688	$1,180	$2,534
Disciplined Small-Cap Value	$305	$634	$1,088	$2,348
Emerging Markets	$345	$755	$1,291	$2,756
Value Equity	$292	$594	$1,021	$2,212

Virtus Equity Funds	23

You would pay the following expenses if you did not redeem your shares:

Fund	1 year	3 years	5 years	10 years
Balanced Allocation	$183	$566	$975	$2,116
Core Equity	$196	$606	$1,042	$2,254
Disciplined Small-Cap Growth	$252	$776	$1,326	$2,826
Disciplined Small-Cap Opportunity	$223	$688	$1,180	$2,534
Disciplined Small-Cap Value	$205	$634	$1,088	$2,348
Emerging Markets	$245	$755	$1,291	$2,756
Value Equity	$192	$594	$1,021	$2,212

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser, if any; therefore, your actual expenses may be lower than those shown.

Class I Shares

	Balanced Allocation	Core Equity	Disciplined Small-Cap Growth		Disciplined Small-Cap Opportunity		Disciplined Small-Cap Value	Emerging Markets		Index		Value Equity
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%	0.70%	0.75%		0.75%		0.70%	1.00%		0.20%		0.70%
Shareholder Servicing Fees(j)	0.05%	0.05%	0.05%		0.05%		0.05%	0.05%		0.05%		0.05%
Other Expenses	0.30%	0.23%	0.74%	(k)	0.45%	(k)	0.32%	0.42%	(k)	0.96%	(k)	0.19%
Acquired Fund Fees and Expenses	—	—	—		—		—	—				—

Total Annual Fund Operating Expenses	0.85%	0.98%	1.54%	(i)	1.25%		1.07%	1.47%		1.21%		0.94%

(i) The fund’s investment adviser has voluntarily agreed to limit the total operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.35% for Class I Shares of the Disciplined Small-Cap Growth Fund. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursement by the adviser and waiver of shareholder servicing fees by the distributor, were 1.16% for the Class I Shares of the Disciplined Small-Cap Growth Fund. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the fiscal year in which such reimbursement occurred.

(j) The fund’s distributor has voluntarily agreed to waive the funds’ Class I Shares shareholder services fees. The distributor may discontinue this voluntary waiver at any time.

(k) Restated to reflect expenses based on current fund assets.

Example

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

24	Virtus Equity Funds

The example assumes that you invest $10,000 in Class I Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Balanced Allocation	$87	$271	$471	$1,049
Core Equity	$100	$312	$542	$1,201
Disciplined Small-Cap Growth	$157	$486	$839	$1,834
Disciplined Small-Cap Opportunity	$127	$397	$686	$1,511
Disciplined Small-Cap Value	$109	$340	$590	$1,306
Emerging Markets	$150	$465	$803	$1,757
Index	$123	$384	$665	$1,466
Value Equity	$96	$300	$520	$1,155

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser, if any, or the fee waiver obligations of the distributor; therefore, your actual expenses may be lower than those shown.

Virtus Equity Funds	25

Virtus Fixed Income Funds

Introduction to Fixed Income Funds

è	Fixed Income Funds invest primarily in bonds, which are debt instruments that normally

•	pay a set amount of interest on a regular basis.

•	repay the face amount, or principal, at a stated future date.

•	are issued by domestic and foreign corporations, federal and state governments, and their agencies.

è	If you invest in a Fixed Income Fund, you risk losing your investment.

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser or subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund’s investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

è

Each Fixed Income Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund’s shareholders. There is no guarantee that a fund will achieve its objective.

è

Temporary Defensive Strategy: During periods of adverse market conditions, each of the Fixed Income Funds, other than Virtus Short/Intermediate Bond Fund, may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments. For the Virtus Short/Intermediate Bond Fund, if a defensive position is warranted, the fund may hold short-term U.S. Government securities (such as Treasury bills), high quality money market instruments and cash. When this allocation happens, a fund may not achieve its objective.

è

Each Fixed Income Fund’s principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in greater detail under “Risks Related to Principal Investment Strategies,” beginning on page 38.

26	Virtus Fixed Income Funds

Virtus High Yield Income Fund

Investment Objective

The Virtus High Yield Income Fund has an investment objective to seek to provide a high level of total return through a combination of income and capital appreciation.

Principal Investment Strategies

è

The fund normally invests at least 80% of its assets in domestic and foreign high yield bonds that have a credit quality rated below “Baa” by Moody’s Investors Service, Inc. (Moody’s) and “BBB” by Standard and Poor’s Corporation (S&P). “Bonds” are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund may also invest in a broad range of interest-rate sensitive securities, including preferred stocks, interest-rate futures contracts, and foreign currency futures and forwards for the purpose of hedging. The fund’s policy of investing at least 80% of its assets in high yield bonds may be changed only upon 60 days written notice to shareholders.

è

Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although the fund may invest in other types of high yield securities. The fund’s subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The subadviser evaluates market conditions in the context of broad macroeconomic trends. It generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

è

The subadviser considers credit research an integral component of its higher quality high yield investment process. It invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale of a nationally recognized statistical rating organization and generally those rated Ba/BB and B/B by Moody’s, Standard & Poor’s or Fitch, at the time of investment. If after the time of investment a security’s rating declines, the fund is not obligated to sell the security.

è

The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. At December 31, 2008, the modified durations to maturity for the benchmark and the fund were 4.11 and 3.67 years, respectively. Typically, for a fund maintaining a modified duration to maturity of 3.67 years, a one percent increase in interest rates would cause a 3.67% decrease in the value of the fund’s assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s assets to increase by 3.67%.

è

The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to fund shareholders.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Foreign Securities Risk—The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	High Yield High Risk (Junk Bond) Securities Risk—The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Interest Rate Risk—The risk that bond prices overall will decline because of rising interest rates.

Virtus High Yield Income Fund	27

•	Leverage Risk—The risk that downward price changes in a security may result in a loss greater than the fund’s investment in that security.

•	Long-Term Maturities/Durations Risk—The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

•	Prepayment Risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 38.

Because of the speculative nature of the fund’s investments, you should carefully consider the risks associated with this fund before you purchase shares.

28	Virtus High Yield Income Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus High Yield Income Fund. Prior to May 18, 2006, the fund’s investment program and general operations were managed by Harris Investment Management, Inc. as adviser and HIM-Monegy, Inc. as subadviser. The bar chart shows the fund’s Class I Shares performance over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 6.71% (quarter ended June 30, 2003) and the lowest return for a quarter was -13.71% (quarter ended December 31, 2008). Year-to-date performance (through March 31, 2009) is 4.09%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)			Since Inception(5)
	1 Year	5 Years	Class I	Class A	Class C
Class I Shares
Return Before Taxes	-22.44%	-0.76%	2.69%	—	—
Return After Taxes on Distributions(3)	-24.73%	-3.31%	0.03%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-14.34%	-1.86%	0.96%	—	—
Class A Shares
Return Before Taxes	-26.31%	—	—	-1.98%	—
Class C Shares
Return Before Taxes	-23.21%	—	—	—	-6.90%
Barclays Capital U.S. Aggregate Bond Index(6)	5.24%	4.65%	4.67%	5.22%	7.17%
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index(7)	-25.88%	-0.84%	4.13%	-0.56%	-7.37%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares may be greater for a period than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) Class I Shares since September 20, 2002, Class A Shares since May 17, 2004 and Class C Shares since June 26, 2006.

(6) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus High Yield Income Fund	29

Virtus Intermediate Government Bond Fund

Investment Objective

The Virtus Intermediate Government Bond Fund has an investment objective to seek to provide a high level of current income, consistent with preservation of capital.

Principal Investment Strategies

è	The fund normally invests at least 80% of its assets in Government Bonds which are defined as:

•

U.S. Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. Government and securities issued by U.S. Government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); or

•

Securities issued by U.S. Government agencies whose interest and principal payments are not backed by the full faith and credit of the U.S. Government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only; and, repurchase agreements collateralized by U.S. Government securities.

The fund’s policy of investing at least 80% of its assets in Government Bonds may be changed only upon 60 days written notice to shareholders.

è	The fund’s subadviser may invest up to 20% of the fund’s assets in one or more of the following types of securities, which normally will be investment-grade:

•	Asset-backed securities

•	Non-agency mortgage-backed securities

•	Corporate bonds

è

The dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities) generally will be in the intermediate range of between three and ten years. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2008, the average maturity of the Barclays Capital U.S. Intermediate Government Bond Index was 4.14 years; the average adjusted maturity of the fund was 4.69 years.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Interest Rate Risk—The risk that bond prices overall will decline because of rising interest rates.

•

Mortgage-Backed and Asset-Backed Securities Risk—The risk that certain factors may negatively affect the value of mortgage-backed and asset-backed securities, causing them to fluctuate to a greater degree than other debt securities.

•	Prepayment Risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 38.

30	Virtus Intermediate Government Bond Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Intermediate Government Bond Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.11% (quarter ended December 31, 2008) and the lowest return for a quarter was -2.44% (quarter ended June 30, 2004). Year-to-date performance (through March 31, 2009) is -0.03%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)				Since Inception(5)
	1 Year	5 Years	10 Years	Class A
Class I Shares
Return Before Taxes	9.47%	5.24%	5.85%	—
Return After Taxes on Distributions(3)	8.03%	3.65%	3.92%	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	6.15%	3.54%	3.83%	—
Class A Shares
Return Before Taxes	4.01%	3.96%	—	5.16%
Barclays Capital U.S. Aggregate Bond Index(6)	5.24%	4.65%	5.63%	5.71%
Barclays Capital U.S. Intermediate Government Bond Index(7)	10.43%	5.30%	5.74%	5.82%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) Class A Shares since February 11, 1999.

(6) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Barclays Capital U.S. Intermediate Government Bond Index measures intermediate-term bonds issued by the U.S. Treasury, government agencies, and quasi-federal corporations with maturities ranging from 1 to 9.99 years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Intermediate Government Bond Fund	31

Virtus Intermediate Tax-Exempt Bond Fund

Investment Objective

The Virtus Intermediate Tax-Exempt Bond Fund has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

Principal Investment Strategies

è

The fund normally invests at least 80% of its assets in tax-exempt bonds, generally municipal securities. These securities generate income that is exempt from federal income tax and not subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval. The fund may also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax.

Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

The fund will normally purchase only securities that are investment grade.

è	The subadviser employs:

•	interest rate risk management techniques to temper the potential negative impact of interest rate increases on the fund’s share price; and

•	credit analysis to determine whether the municipalities issuing the bonds are likely to repay their debt.

è

The fund also may invest in U.S. Government securities and securities with various forms of credit enhancement (such as bank letters of credit). The fund may buy and sell options and interest rate futures contracts to hedge against declines in the value of portfolio securities.

è

Under normal market conditions, the fund’s investments will have a dollar-weighted average portfolio maturity in a range of three to twelve years. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2008, the average maturity of the Barclays Capital 3-15 Year Blend (2-17) Municipal Bond Index was 8.30 years; the average adjusted maturity of the fund was 7.3 years.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Interest Rate Risk—The risk that bond prices overall will decline because of rising interest rates.

•	Leverage Risk—The risk that downward price changes in a security may result in a loss greater than the fund’s investment in that security.

•	Municipal Market Risk—The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

•	Prepayment Risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 38.

32	Virtus Intermediate Tax-Exempt Bond Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Intermediate Tax-Exempt Bond Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 4.66% (quarter ended September 30, 2002) and the lowest return for a quarter was -4.67% (quarter ended September 30, 2008). Year-to-date performance (through March 31, 2009) is 4.46%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)				Since Inception(5)
	1 Year	5 Year	10 Years	Class A	Class C
Class I Shares
Return Before Taxes	-7.04%	1.12%	3.57%	—	—
Return After Taxes on Distributions(3)	-7.07%	1.02%	3.52%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-3.11%	1.61%	3.72%	—	—
Class A Shares
Return Before Taxes	-11.68%	-0.11%	—	2.11%	—
Class C Shares
Return Before Taxes	-8.07%	—	—	—	-0.87%
Barclays Capital U.S. Aggregate Bond Index(6)	5.24%	4.65%	5.63%	5.70%	7.17%
Barclays Capital 3-15 Year Blend (2-17) Municipal Bond Index(7)	2.26%	3.38%	4.60%	4.48%	4.31%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) Class A Shares since January 16, 2001 and Class C Shares since June 26, 2006.

(6) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Barclays Capital 3-15 Year Blend (2-17) Municipal Bond is an unmanaged index of investment-grade municipal bonds with maturities of 3-15 years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Intermediate Tax-Exempt Bond Fund	33

Virtus Short/Intermediate Bond Fund

Investment Objective

The Virtus Short/Intermediate Bond Fund has an investment objective to seek to provide a high level of total return, including a competitive level of current income.

Principal Investment Strategies

è

The fund normally invests at least 80% of its assets in bonds with a short/intermediate-term average maturity. “Bonds” are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund’s policy of investing at least 80% of its assets in short/intermediate bonds may be changed only upon 60 days written notice to shareholders.

è

The fund generally invests in investment grade securities. Investment grade securities are those with credit ratings, at the time of acquisition, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality.

è

The fund may invest in bonds and debentures, U.S. Government securities, U.S. dollar denominated debt obligations of foreign governments, mortgage-backed and asset-backed securities, municipal securities, zero-coupon securities, other floating/variable rate obligations, and options and interest-rate futures contracts.

è	The fund normally maintains a dollar-weighted average maturity (or average life with respect to mortgage-backed and asset-backed securities) of between two and five years.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Foreign Securities Risk—The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Interest Rate Risk—The risk that bond prices overall will decline because of rising interest rates.

•	Leverage Risk—The risk that downward price changes in a security may result in a loss greater than the fund’s investment in that security.

•

Mortgage-Backed and Asset-Backed Securities Risk—The risk that certain factors may negatively affect the value of mortgage-backed and asset-backed securities, causing them to fluctuate to a greater degree than other debt securities.

•	Prepayment Risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 38.

34	Virtus Short/Intermediate Bond Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Short/Intermediate Bond Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in chart above, the highest return for a quarter was 4.16% (quarter ended September 30, 2001) and the lowest return for a quarter was -3.18% (quarter ended September 30, 2008). Year-to-date performance (through March 31, 2009) is 1.73%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)	1 Year	5 Years	10 Years	Since Inception(5)
				Class A	Class C
Class I Shares
Return Before Taxes	-2.16%	2.16%	4.00%	—	—
Return After Taxes on Distributions(3)	-3.65%	0.71%	2.16%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-1.39%	1.01%	2.30%	—	—
Class A Shares
Return Before Taxes	-7.04%	0.92%	—	3.37%	—
Class C Shares
Return Before Taxes	-3.13%	—	—	—	1.68%
Barclays Capital U.S. Aggregate Bond Index(6)	5.24%	4.65%	5.63%	6.03%	7.17%
Barclays Capital U.S. Intermediate Government/Credit Bond Index(7)	5.08%	4.21%	5.43%	5.73%	6.86%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) Class A Shares since July 21, 1999 and Class C Shares since June 26, 2006.

(6) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures U.S. investment-grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Short/Intermediate Bond Fund	35

Virtus Tax-Exempt Bond Fund

Investment Objective

The Virtus Tax-Exempt Bond Fund has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

Principal Investment Strategies

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The fund normally invests at least 80% of its assets in tax-exempt bonds, generally municipal securities with varying maturities. These securities generate income that is exempt from federal income tax and not subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval. The fund may also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax.

Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

The fund will normally purchase only securities that are investment grade.

è	The subadviser employs:

•	interest rate risk management techniques to temper the potential negative impact of interest rate increases on the fund’s share price; and

•	credit analysis to determine whether the municipalities issuing the bonds are likely to repay their debt.

è

The fund also may invest in U.S. Government securities and securities with various forms of credit enhancement (such as bank letters of credit). The fund may buy and sell options and interest rate futures contracts to hedge against declines in the value of portfolio securities.

è

In pursuit of higher income, the subadviser normally favors longer-term bonds that typically mature in ten years or more. In exchange for this higher potential income, investors may experience higher share-price volatility than would occur through investments with shorter maturities.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Interest Rate Risk—The risk that bond prices overall will decline because of rising interest rates.

•	Leverage Risk—The risk that downward price changes in a security may result in a loss greater than the fund’s investment in that security.

•	Municipal Market Risk—The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

•	Prepayment Risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 38.

36	Virtus Tax-Exempt Bond Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Tax-Exempt Bond Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.20% (quarter ended December 31, 2000) and the lowest return for a quarter was -5.64% (quarter ended September 30, 2008). Year-to-date performance (through March 31, 2009) is 4.64%.

Average Annual Total Returns(2) (for the periods ended 12/31/08)	1 Year	5 Years	10 Years	Since Inception(5)
				Class A	Class C
Class I Shares
Return Before Taxes	-5.62%	1.67%	4.18%	—	—
Return After Taxes on Distributions(3)	-5.65%	1.48%	4.08%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-2.09%	2.08%	4.27%	—	—
Class A Shares
Return Before Taxes	-10.33%	0.44%	—	3.00%	—
Class C Shares
Return Before Taxes	-6.57%	—	—	—	-0.17%
Barclays Capital U.S. Aggregate Bond Index(6)	5.24%	4.65%	5.63%	5.64%	7.17%
Barclays Capital Municipal Bond Index(7)	-2.47%	2.71%	4.26%	4.10%	2.18%

(2) The fund’s average annual total returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) Class A Shares since January 30, 2001 and Class C Shares since June 26, 2006.

(6) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Barclays Capital Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Tax-Exempt Bond Fund	37

Risks Related to Principal Investment Strategies

The value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the various Fixed Income Funds are indicated in the chart below and described in detail following the chart.

Risks for One or More Funds	High Yield Income Fund	Intermediate Government Bond Fund	Intermediate Tax-Exempt Bond Fund	Short/ Intermediate Bond Fund	Tax-Exempt Bond Fund
Credit	X	X	X	X	X
Foreign Securities	X			X
High Yield High Risk (Junk Bond) Securities	X
Income	X	X	X	X	X
Interest Rate	X	X	X	X	X
Leverage	X		X	X	X
Long-Term Maturities/ Durations	X
Mortgage-Backed and Asset-Backed		X		X
Municipal Market			X		X
Prepayment	X	X	X	X	X

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Foreign Securities Risk

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

High Yield High Risk (Junk Bond) Securities Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

Income Risk

The risk that falling interest rates will cause a fund’s income to decline. A fund’s dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

Interest Rate Risk

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund’s

38	Virtus Fixed Income Funds

duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

Leverage Risk

The risk that downward price changes in a security may result in a loss greater than a fund’s investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

Long-Term Maturities/Durations Risk

Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Mortgage-Backed and Asset-Backed Risk

The risk that certain factors, such as interest rate changes, may negatively affect the value of mortgage backed and asset backed securities, causing them to fluctuate to a greater degree than other debt securities. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.

Municipal Market Risk

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Prepayment Risk

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to reinvest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund’s income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.

Virtus Fixed Income Funds	39

Fund Fees and Expenses—Fixed Income Funds

The tables below illustrate all fees and expenses that you may pay if you buy and hold Class A Shares, Class C Shares or Class I Shares of the Fixed Income Funds.

	Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(a)	1.00	(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Class A Shares

	High Yield Income	Intermediate Government Bond		Intermediate Tax-Exempt Bond		Short/ Intermediate Bond		Tax-Exempt Bond
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.45%	0.45%		0.45%		0.55%		0.45%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.31%	0.39%		0.20%		0.19%		0.24%
Acquired Fund Fees and Expenses	—	—		—		—		0.01%

Total Annual Fund Operating Expenses	1.01%	1.09%	(e)	0.90%	(e)	0.99%	(e)	0.95%	(d)(e)

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(d) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Intermediate Government Bond Fund and the Tax-Exempt Bond Fund and do not include acquired fund fees and expenses.

(e) The funds’ investment adviser has voluntarily agreed to limit the total operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.90% for Class A Shares of the Intermediate Government Bond Fund, 0.85% for Class A Shares of the Intermediate Tax-Exempt Bond Fund, 0.95% for Class A Shares of the Short/Intermediate Bond Fund and 0.85% for Class A Shares of the Tax-Exempt Bond Fund. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 0.76% for Class A Shares of the Intermediate Government Bond Fund, 0.85% for Class A Shares of the Intermediate Tax-Exempt Bond Fund, 0.95% for Class A Shares of the Short/Intermediate Bond Fund and 0.85% for Class A Shares of the Tax-Exempt Bond Fund. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the fiscal year in which such reimbursement occurred.

40	Virtus Fixed Income Funds

Example

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class A Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
High Yield Income	$573	$781	$1,006	$1,653
Intermediate Government Bond	$581	$805	$1,047	$1,741
Intermediate Tax-Exempt Bond	$562	$748	$950	$1,530
Short/Intermediate Bond	$571	$775	$996	$1,630
Tax-Exempt Bond	$567	$763	$976	$1,586

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser, if any; therefore, your actual expenses may be lower than those shown.

Class C Shares

	High Yield Income	Intermediate Tax-Exempt Bond		Short/ Intermediate Bond		Tax-Exempt Bond
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.45%	0.45%		0.55%		0.45%
Distribution and Shareholder Servicing (12b-1) Fees(f)	1.00%	1.00%		1.00%		1.00%
Other Expenses	0.31%	0.20%		0.19%		0.24%
Acquired Fund Fees and Expenses	—	—		—		0.01%

Total Annual Fund Operating Expenses	1.76%	1.65%	(h)	1.74%	(h)	1.70%	(g)(h)

(f) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(g) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Tax-Exempt Bond Fund and do not include acquired fund fees and expenses.

(h) The funds’ investment adviser has voluntarily agreed to limit the total operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.60% for Class C Shares of the Intermediate Tax-Exempt Bond Fund, 1.70% for Class C Shares of the Short/Intermediate Bond Fund and 1.60% for Class C Shares of the Tax-Exempt Bond Fund. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 1.60% for Class C Shares of the Intermediate Tax-Exempt Bond Fund, 1.70% for Class C Shares of the Short/Intermediate Bond Fund and 1.60% for Class C Shares of the Tax-Exempt Bond Fund. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Fixed Income Funds	41

Example

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class C Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
High Yield Income	$279	$554	$954	$2,073
Intermediate Tax-Exempt Bond	$268	$520	$897	$1,955
Short/Intermediate Bond	$277	$548	$944	$2,052
Tax-Exempt Bond	$273	$536	$923	$2,009

You would pay the following expenses if you did not redeem your shares.

Fund	1 year	3 years	5 years	10 years
High Yield Income	$179	$554	$954	$2,073
Intermediate Tax-Exempt Bond	$168	$520	$897	$1,955
Short/Intermediate Bond	$177	$548	$944	$2,052
Tax-Exempt Bond	$173	$536	$923	$2,009

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser, if any; therefore, your actual expenses may be lower than those shown.

Class I Shares

	High Yield Income		Intermediate Government Bond		Intermediate Tax-Exempt Bond		Short/ Intermediate Bond		Tax-Exempt Bond

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.45%		0.45%		0.45%		0.55%		0.45%
Shareholder Servicing Fees(i)	0.05%		0.05%		0.05%		0.05%		0.05%
Other Expenses	0.31%		0.39%		0.20%		0.19%		0.24%
Acquired Fund Fees and Expenses	—		—		—		—		0.01%

Total Annual Fund Operating Expenses	0.81%	(k)	0.89%	(k)	0.70%	(k)	0.79%	(k)	0.75%	(k)(j)

(i) The fund’s distributor has voluntarily agreed to waive the funds’ Class I Shares shareholder services fees. The distributor may discontinue this voluntary waiver at any time.

(j) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Intermediate Government Bond Fund and the Tax-Exempt Bond Fund and do not include acquired fund fees and expenses.

(k) The funds’ investment adviser has voluntarily agreed to limit the total operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.70% for Class I Shares of the Intermediate Government Bond Fund, 0.65% for Class I Shares of the Intermediate Tax-Exempt Bond Fund, 0.75% for Class I Shares of the Short/Intermediate Bond Fund and 0.65% for Class I Shares of the Tax-Exempt Bond Fund. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursement by the adviser and waiver of shareholder servicing fees by the distributor, were 0.51% for Class I Shares of the Intermediate Government Bond Fund, 0.60% for Class I Shares of the Intermediate Tax-Exempt Bond Fund, 0.70% for Class I Shares of the Short/Intermediate Bond Fund and 0.60% for Class I Shares of the Tax-Exempt Bond Fund. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the fiscal year in which such reimbursement occurred.

42	Virtus Fixed Income Funds

Example

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
High Yield Income	$83	$259	$450	$1,002
Intermediate Government Bond	$91	$284	$493	$1,096
Intermediate Tax-Exempt Bond	$72	$224	$390	$871
Short/Intermediate Bond	$81	$252	$439	$978
Tax-Exempt Bond	$77	$240	$417	$930

Note: The examples do not include the effects of the expense reimbursement obligations of the adviser, if any, or the fee waiver obligations of the distributor; therefore, your actual expenses may be lower than those shown.

Virtus Fixed Income Funds	43

Virtus Insight Money Market Funds

Introduction to Money Market Funds

è

Money market funds invest in short-term money market instruments issued by banks, other U.S. corporations, the U.S. Government, state or local governments, and other entities. These securities may include certificates of deposit, bankers’ acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed securities and repurchase agreements.

è	Money market funds must conform to a number of regulations, including rules that require each fund to:

•	limit the dollar-weighted average maturity of their investments to 90 days or less;

•	buy only high-quality, short-term money market instruments; and

•	buy securities with remaining maturities no longer than 397 days.

è

Each fund’s investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund’s shareholders. There is no guarantee that a fund will achieve its objective.

è	An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

è

Each fund’s principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under “Risks Related to Principal Investment Strategies,” beginning on page 51.

U.S. Treasury Department Temporary Guarantee Program for Money Market Funds

è

Each fund has elected to extend its Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) which permits the funds to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

è

Under the Program, the Treasury will guarantee the share price of shares a fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

•

For shareholders a fund, the Program provides a guarantee for the lesser of (a) the number of fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of fund shares owned by the shareholder on the date of a Guarantee Event.

•

The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program.

è	Fund shares acquired under the following circumstances are not eligible for protection under the Program:

•	by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008;

•	by investors who did not hold fund shares at the close of business on September 19, 2008; and

•	by investors in an account closed and reopened subsequent to September 19, 2008.

è

Participation in each of the initial term and extended terms of the Program required a payment to the Treasury in the amount of .01% to .015% of the fund’s net asset value as of September 19, 2008. This expense was borne by the fund.

è	The Program will expire on September 18, 2009.

44	Virtus Insight Money Market Funds

Virtus Insight Government Money Market Fund

Investment Objective

The Virtus Insight Government Money Market Fund has an investment objective to seek to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

è

The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund’s subadviser, present minimal credit risks. The fund normally invests at least 80% of its assets in government money market securities which are defined as:

•

U.S. Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. Government and securities issued by U.S. Government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); or

•

Securities issued by the U.S. Government whose interest and principal payments are not backed by the full faith and credit of the U.S. Government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only; and repurchase agreements collateralized by U.S. Government securities.

The fund’s policy of investing at least 80% of its assets in government short-term money market instruments may be changed only upon 60 days written notice to shareholders.

è

The fund will purchase only securities (other than U.S. Government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the adviser to be of comparable quality) unless only one such agency has rated the security. No more than 5% of the fund’s assets will be invested in securities in the second highest rating category. The fund’s current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

Risks Related to Principal Investment Strategies

•

Counterparty Risk—The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Principal Stability Risk—The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 51.

Virtus Insight Government Money Market Fund	45

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Insight Government Money Market Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows the fund’s average annual returns for one, five and ten years. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 1.61% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.22% (quarter ended September 30, 2003).

Average Annual Total Returns (for the periods ended 12/31/08)	1 Year	5 Years	10 Years
Class I Shares	2.25%	3.29%	3.44%
Class A Shares	1.89%	2.98%	3.10%

The fund’s 7-day yield on December 31, 2008 was 0.79% for Class I Shares.

46	Virtus Insight Government Money Market Fund

Virtus Insight Money Market Fund

Investment Objective

Virtus Insight Money Market Fund has an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

Principal Investment Strategies

è

The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund’s subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. Government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

è

The fund will purchase only U.S. dollar-denominated securities. In addition, the fund will purchase only securities (other than U.S. Government securities) that have been rated within the highest rating category by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality) unless only one such agency has rated the security. The fund’s current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•

Counterparty Risk—The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Foreign Securities—The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Principal Stability Risk—The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” on page 51.

Virtus Insight Money Market Fund	47

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Insight Money Market Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows the fund’s average annual returns for one, five and ten years. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 1.66% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.24% (quarter ended September 30, 2003).

Average Annual Total Returns (for the periods ended 12/31/08)	1 Year	5 Years	10 Years
Class I Shares	2.82%	3.51%	3.63%
Class A Shares	2.47%	3.20%	3.30%

The fund’s 7-day yield on December 31, 2008 was 1.71% for Class I Shares.

48	Virtus Insight Money Market Fund

Virtus Insight Tax-Exempt Money Market Fund

Investment Objective

The Virtus Insight Tax-Exempt Money Market Fund has an investment objective to seek to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

Principal Investment Strategies

è

The fund normally invests at least 80% of its assets in high-quality, short-term money market instruments that generate income that is generally exempt from federal income tax and are not subject to the alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval. The fund may also invest in securities that generate income that is not exempt from federal or state income tax.

Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

è	The fund will invest primarily in U.S. dollar-denominated municipal securities.

è

The fund will purchase only securities (other than U.S. Government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality) unless only one such agency has rated the security. The fund’s current income generally will be lower than the income provided by funds that invest in securities with taxable income or securities with longer maturities or lower quality.

è	Depending on market conditions, the fund may temporarily hold up to 20% of the current value of its assets in securities whose interest income is subject to taxation.

Risks Related to Principal Investment Strategies

•

Counterparty Risk—The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Municipal Market Risk—The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

•	Principal Stability Risk—The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of above risks, see “Risks Related to Principal Investment Strategies,” page 51.

Virtus Insight Tax-Exempt Money Market Fund	49

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Insight Tax-Exempt Money Market Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows the fund’s average annual returns for one, five and ten years. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 1.03% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.18% (quarter ended September 30, 2003).

Average Annual Total Returns (for the periods ended 12/31/08)	1 Year	5 Years	10 Years
Class I Shares	2.22%	2.47%	2.43%
Class A Shares	1.86%	2.14%	2.09%

The fund’s 7-day yield on December 31, 2008 was 1.08% for Class I Shares.

50	Virtus Insight Tax-Exempt Money Market Fund

Risks Related To Principal Investment Strategies

An investment in a Virtus Insight Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

Specific risks of investing in the various Virtus Insight Money Market Funds are indicated in the chart below and described in detail following the chart.

Risks For One or More Funds	Insight Government Money Market Fund	Insight Money Market Fund	Insight Tax-Exempt Money Market Fund
Counterparty	X	X	X
Credit	X	X	X
Foreign Securities		X
Income	X	X	X
Municipal Market			X
Principal Stability	X	X	X

Counterparty Risk

The risk that a fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the fund’s incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Foreign Securities Risk

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

Income Risk

The risk that falling interest rates will cause a fund’s income to decline. A fund’s dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

Municipal Market Risk

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Principal Stability Risk

The risk that a money market fund may not be able to maintain a stable net asset value of $1.00 per share.

Virtus Insight Money Market Funds	51

Fund Fees and Expenses—Virtus Insight Money Market Funds

The tables below illustrate all the fees and expenses that you may pay if you buy and hold Class A Shares or Class I Shares of the Virtus Insight Money Market Funds.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Class A Shares

	Insight Government Money Market	Insight Money Market	Insight Tax-Exempt Money Market
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.10%	0.10%	0.10%
Shareholder Servicing Fees	0.25%	0.25%	0.25%
Other Expenses	0.11%	0.09%	0.09%
Acquired Fund Fees and Expenses	—	—	0.01%

Total Annual Fund Operating Expenses	0.56%	0.54%	0.55%	(a)

(a) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Insight Tax-Exempt Money Market Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in Class A Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Insight Government Money Market	$57	$179	$313	$701
Insight Money Market	$55	$173	$302	$677
Insight Tax-Exempt Money Market	$56	$176	$307	$689

52	Virtus Insight Money Market Funds

Class I Shares

	Insight Government Money Market	Insight Money Market		Insight Tax-Exempt Money Market
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.10%		0.10%
Shareholder Servicing Fees(b)	0.05%	0.05%		0.05%
Other Expenses	0.11%	0.09%		0.09%
Acquired Fund Fees and Expenses	—			0.01%

Total Annual Fund Operating Expenses	0.26%	0.24%	(c)	0.25%	(d)

(b) The fund’s distributor has voluntarily agreed to waive the funds’ Class I Shares shareholder servicing fees. The distributor may discontinue this voluntary fee waiver at any time.

(c) Actual Total Annual Fund Operating Expenses, after waiver of shareholder servicing fees by the distributor, were 0.21% for the Class I Shares of the Insight Government Money Market Fund, 0.19% for the Class I Shares of the Insight Money Market Fund and 0.20% for the Class I Shares of the Insight Tax-Exempt Money Market Fund.

(d) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Insight Tax-Exempt Money Market Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in Class I Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Insight Government Money Market	$27	$84	$146	$331
Insight Money Market	$25	$77	$135	$306
Insight Tax-Exempt Money Market	$26	$80	$141	$318

Note: The examples do not include the effects of the fee waiver obligation of the distributor; therefore, your actual expenses for the Virtus Insight Money Market Fund may be lower than those shown.

Virtus Insight Money Market Funds	53

Additional Investment Techniques

Equity Funds

In addition to the Principal Investment Strategies and Related Risks, each of the Equity Funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described in the Risks Related to Principal Investment Strategies section starting on page 19, except Counterparty Risk, which may be found on page 51. Many of the additional investment techniques that a fund may use are more fully described in the Statement of Additional Information.

RISKS	Balanced Allocation Fund	Core Equity Fund	Disciplined Small-Cap Growth Fund	Disciplined Small-Cap Opportunity Fund	Disciplined Small-Cap Value Fund	Emerging Markets Opportunities Fund	Index Fund	Value Equity Fund
Counterparty	X	X	X	X	X	X	X	X
Credit						X
Currency Rate	X
Foreign Securities		X	X	X	X			X
Interest Rate						X
Leverage	X	X	X	X	X			X
Market Volatility	X	X	X	X	X	X	X	X
Small Company

Fixed Income Funds and the Insight Money Market Fund

In addition to the Principal Investment Strategies and Related Risks, each of the Fixed Income Funds and the Insight Money Market Fund may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described in the Risks Related to Principal Investment Strategies section starting on page 38, except Market Volatility Risk, which may be found on page 20 and Counterparty Risk, which may be found on page 51. Many of the additional investment techniques that a fund may use are more fully described in the Statement of Additional Information.

RISKS	High Yield Income Fund	Intermediate Government Bond Fund	Intermediate Tax-Exempt Bond Fund	Short/ Intermediate Bond Fund	Tax-Exempt Bond Fund	Insight Money Market Fund
Counterparty	X	X	X	X	X
Foreign Securities		X
Leverage		X
Long-Term Maturities/Durations		X
Market Volatility	X	X	X	X	X
Municipal Market						X

Securities Lending

Additionally, each of the funds (except the Virtus Insight Money Market Funds) may loan portfolio securities with a value up to one-third of its assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

54	Virtus Mutual Funds

Management of the Funds

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to each of the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2008, VIA had approximately $11.5 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Subject to the direction of the funds’ Board of Trustees, VIA is responsible for managing each fund’s investment program and for the general operations of the funds, including oversight of each fund’s subadviser. Each fund’s subadviser manages the investments of that fund. In the case of all of the funds other than the High Yield Income Fund and Emerging Markets Opportunities Fund, Virtus has appointed and oversees the activities of Harris Investment Management, Inc. (Harris) as the investment subadviser for each of the funds. In the case of the High Yield Income Fund, VIA has appointed and oversees the activities of SCM Advisors LLC (SCM Advisors) as the investment subadviser. In the case of the Emerging Markets Opportunities Fund, VIA has appointed and oversees the activities of Vontobel Asset Management, Inc. (Vontobel) as the investment subadviser. Prior to May 18, 2006, Harris was each fund’s investment adviser.

The funds each separately pay VIA a monthly investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

Management Fees

Balanced Allocation Fund	0.50%
Core Equity Fund	0.70%
Disciplined Small-Cap Growth Fund	0.75%
Disciplined Small-Cap Opportunity Fund	0.75%
Disciplined Small-Cap Value Fund	0.70%
Emerging Markets Opportunities Fund	1.00%
Index Fund	0.20%
High Yield Income Fund	0.45%
Intermediate Government Bond Fund	0.45%
Intermediate Tax-Exempt Bond Fund	0.45%
Short/Intermediate Bond Fund	0.55%
Tax-Exempt Bond Fund	0.45%
Value Equity Fund	0.70%

The Insight Government Money Market Fund, Insight Money Market Fund and Insight Tax-Exempt Money Market Fund each pay VIA 0.14% on the fund’s first $100 million of net assets, plus 0.10% on the fund’s remaining net assets.

The Subadvisers

Harris is the subadviser to all of the funds, except Emerging Markets Opportunities Fund and High Yield Income Fund, and is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60603. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc. which is wholly owned by Harris Financial Corp. Harris Financial Corp. is wholly owned by Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2008, Harris had approximately $11.8 billion in assets under management.

Virtus Mutual Funds	55

SCM Advisors, an affiliate of VIA, is the subadviser to the High Yield Income Fund and is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to five mutual funds and as investment adviser to institutions and individuals. As of December 31, 2008, SCM Advisors had $2.3 billion in assets under management. SCM Advisors has been an investment adviser since 1989.

Vontobel (formerly named Vontobel USA Inc.) is the subadviser to the Emerging Markets Opportunities Fund and is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as the adviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2008, Vontobel managed in excess of $5.3 billion.

VIA pays Harris a subadvisory fee payable on the average daily net assets of the funds listed below at the following annual rates:

Balanced Allocation Fund	0.28%
Core Equity Fund	0.38%
Disciplined Small-Cap Growth Fund	0.405%
Disciplined Small-Cap Opportunity Fund	0.405%
Disciplined Small-Cap Value Fund	0.38%
Index Fund	0.13%
Intermediate Government Bond Fund	0.255%
Intermediate Tax-Exempt Bond Fund	0.255%
Short/Intermediate Bond Fund	0.305%
Tax-Exempt Bond Fund	0.255%
Value Equity Fund	0.38%

With respect to the Insight Government Money Market Fund, Insight Money Market Fund and Insight Tax-Exempt Money Market Fund, VIA pays Harris a subadvisory fee at the annual rate of 0.07% on each fund’s first $100 million of net assets, plus 0.05% on the fund’s remaining net assets.

For each fund, the subadvisory fee payable to Harris will be reduced by 50% of any reimbursements or waivers by Virtus and increased by 50% of any such reimbursements or waivers subsequently recaptured.

VIA pays SCM Advisors a subadvisory fee for the fund listed below at the following annual rate:

High Yield Income Fund	0.225%

VIA pays Vontobel a subadvisory fee for the fund listed below at the following annual rate:

	First $200 million	Over $200 million
Emerging Markets Opportunities Fund	0.50%	0.45%

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with VIA and the subadvisory agreements with Harris, Vontobel and SCM Advisors is available in the funds’ annual report covering the period from January 1, 2008 through December 31, 2008.

56	Virtus Mutual Funds

Portfolio Managers of the Virtus Equity Funds

Balanced Allocation Fund

C. Thomas Johnson, CFA, Senior Partner, Co-Head of Equities and Portfolio Manager (Harris).

Mr. Johnson has served as a portfolio manager of the fund since it commenced operations in 1997 and has 40 years of experience in portfolio management, all with Harris.

Laura Alter, Senior Partner, Head of Fixed Income and Portfolio Manager (Harris)

Prior to joining Harris in 1994, Ms. Alter served as portfolio manager for a major mutual fund investment management firm. She has 25 years of experience in the fixed-income investment area and has served as a manager of the fund since 2005. Ms. Alter is also a manager of the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Bond Fund.

Daniel L. Sido, Senior Partner, Co-Head of Equities and Portfolio Manager (Harris)

Prior to joining Harris in 1994, Mr. Sido served as portfolio manager for a trust company, managing equity and fixed income portfolios. He has 25 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Sido is also a manager of the Core Equity Fund, the Index Fund and the Value Equity Fund.

Maureen Svagera, CFA, Senior Partner and Portfolio Manager (Harris)

Prior to joining Harris in 1994, Ms. Svagera was Principal/Vice President at an investment management firm where she focused on the mortgage- and asset-backed securities markets. She has 30 years of total experience in the fixed-income market, 25 of those years in investment management, and was appointed as a manager of the fund in May 2006. Ms. Svagera is also a manager of the Intermediate Government Bond Fund and the Short/Intermediate Bond Fund.

Core Equity Fund

T. Andrew Janes, J.D., CFA, Partner and Portfolio Manager (Harris)

Mr. Janes joined Harris in 1999. He has served as a manager of the fund since then and has 23 years of portfolio management, investment research and trust administration experience. Mr. Janes is also a manager of the Value Equity Fund.

Daniel L. Sido, Senior Partner, Co-Head of Equities and Portfolio Manager (Harris)

Mr. Sido was appointed as a manager of the fund in 2005. See information for the Balanced Allocation Fund.

Disciplined Small-Cap Growth Fund

Jason Bulinski, Principal and Portfolio Manager (Harris)

Prior to joining Harris in 2003, Mr. Bulinski was a credit associate for a large banking institution from 2001 to 2003 and served as co-manager of an endowment fund for a university from 2002 to 2004. He has 7 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Bulinski is also a manager of the Disciplined Small-Cap Opportunity Fund and the Disciplined Small-Cap Value Fund.

Thomas P. Lettenberger, CFA, Principal and Portfolio Manager (Harris)

Prior to joining Harris in 2005, Mr. Lettenberger was a portfolio manager at an asset management firm from 2000 to 2005 with responsibility for institutional and mutual fund accounts. He has 11 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Lettenberger is also a manager of the Disciplined Small-Cap Opportunity Fund and the Disciplined Small-Cap Value Fund.

Todd Sanders, CFA, Principal, Portfolio Manager (Harris)

Prior to joining Harris in 2006, Mr. Sanders was a portfolio manager for an investment management firm from 1998 to 2006. He has a total of 17 years of industry experience, including portfolio management and quantitative analysis, and was appointed as a manager of the fund in May 2006. Mr. Sanders is also a manager of the Disciplined Small-Cap Opportunity Fund and the Disciplined Small-Cap Value Fund.

Virtus Mutual Funds	57

Disciplined Small-Cap Opportunity Fund

Todd Sanders, CFA, Principal, Portfolio Manager (Harris)

Mr. Sanders was appointed as a manager of the fund in May 2006. See information for the Disciplined Small-Cap Growth Fund.

Thomas P. Lettenberger, CFA, Principal and Portfolio Manager (Harris)

Mr. Lettenberger was appointed as a manager of the fund in May 2006. See information for the Disciplined Small-Cap Growth Fund.

Jason Bulinski, Principal and Portfolio Manager (Harris)

Mr. Bulinski was appointed as a manager of the fund in May 2006. See information for the Disciplined Small-Cap Growth Fund.

Disciplined Small-Cap Value Fund

Thomas P. Lettenberger, CFA, Principal and Portfolio Manager (Harris)

Mr. Lettenberger was appointed as a manager of the fund in May 2006. See information for the Disciplined Small-Cap Growth Fund.

Jason Bulinski, Principal and Portfolio Manager (Harris)

Mr. Bulinski was appointed as a manager of the fund in May 2006. See information for Disciplined Small-Cap Growth Fund.

Todd Sanders, CFA, Principal, Portfolio Manager (Harris)

Mr. Sanders was appointed as a manager of the fund in May 2006. See information for the Disciplined Small-Cap Growth Fund.

Emerging Markets Opportunities Fund

Rajiv Jain, Managing Director and Senior Vice President (Vontobel)

Mr. Jain is a Senior Portfolio Manager in the International Equity Group and has 19 years of investment management experience. Mr. Jain joined Vontobel Asset Management, Inc. in 1994. Before joining Vontobel he held a portfolio management position at Swiss Bank Corporation. Mr. Jain was appointed as a manager of the fund in May 2006.

Index Fund

Daniel L. Sido, Senior Partner, Co-Head of Equities and Portfolio Manager (Harris)

Mr. Sido has served as a manager of the fund since 2004. See information for the Balanced Allocation Fund.

Matthew F. Bender, Principal and Portfolio Manager (Harris)

Mr. Bender was appointed a manager of the Fund in 2009. Prior to joining Harris in 2005, Mr. Bender was completing his MBA in Finance and Accounting from the Kellogg School of Management at Northwestern University.

Value Equity Fund

Daniel L. Sido, Senior Partner, Co-Head of Equities and Portfolio Manager (Harris)

Mr. Sido has served as a manager of the fund since 2003. See information for the Balanced Allocation Fund.

T. Andrew Janes, J.D., CFA, Partner and Portfolio Manager (Harris)

Mr. Janes has served as a manager of the fund since 2005. See information for the Core Equity Fund.

Portfolio Managers of the Virtus Fixed Income Funds

High Yield Income Fund

Robert L. Bishop, CFA. Mr. Bishop has served on the fund’s portfolio management team since December 2008. He is Chief Investment Officer for Fixed Income at SCM Advisors and also has portfolio management responsibility for investment grade

58	Virtus Mutual Funds

corporate bonds and credit derivatives. Prior to joining SCM Advisors in 2002, Mr. Bishop was responsible for restructuring corporate pension funds at Salomon Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 28 years of investment experience.

Maxwell E. Bublitz, CFA. Mr. Bublitz has served on the fund’s portfolio management team since December 2008. Mr. Bublitz is Chief Strategist at SCM Advisors. Prior to joining SCM Advisors in 2005, he was President and Chief Executive Officer of Conseco Capital Management (1987-2003). Mr. Bublitz has 24 years of investment experience.

Bradley Kane. Mr. Kane has served on the fund’s portfolio management team since April 2009. He also serves on the portfolio management team for the Virtus High Yield Fund. Mr. Kane is a fixed income portfolio manager at SCM Advisors, with a primary focus on the high yield market, and is responsible for the design and management of SCM Advisor’s high yield and leveraged loan strategies. He joined SCM Advisors in 2002 as a high yield analyst and has been portfolio manager of SCM Advisor’s leveraged loan portfolios since 2005. Prior to joining SCM Advisors, he was Vice President at GSC Partners (formerly Greenwich Street Capital Partners) and Vice President at Mitchell Hutchins Asset Management, a division of Paine Webber. Mr. Kane has 15 years of investment experience.

Intermediate Government Bond Fund

Maureen Svagera, CFA, Senior Partner and Portfolio Manager (Harris)

Ms. Svagera has served as a manager of the fund since 1997. See information for the Balanced Allocation Fund.

Laura Alter, Senior Partner, Head of Fixed Income and Portfolio Manager (Harris)

Ms. Alter has served as a manager of the fund since 2005. See information for the Balanced Allocation Fund.

Carol H. Lyons, Partner and Portfolio Manager (Harris)

Ms. Lyons joined Harris in 1995. She was appointed a manager of the fund in May 2006 and has 28 years of fixed income portfolio management and sales experience. Ms. Lyons is also a manager of the Short/Intermediate Bond Fund.

Intermediate Tax-Exempt Bond Fund

George W. Selby, CPA, Partner and Portfolio Manager (Harris)

Prior to joining Harris in 1998, Mr. Selby served as Executive Director of Municipal Bond Sales for a brokerage firm. He has 26 years of municipal bond sales experience and has served as a manager of the fund since 1998. Mr. Selby is also a manager of the Tax-Exempt Bond Fund.

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Prior to joining Harris in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 17 years of investment management experience and has served as a manager of the fund since 2005. Ms. Keywell is also a manager of the Tax-Exempt Bond Fund, the Insight Government Money Market Fund, the Insight Money Market Fund and the Tax-Exempt Money Market Fund.

Laura Alter, Senior Partner, Head of Fixed Income and Portfolio Manager (Harris)

Ms. Alter was appointed as a manager of the fund in May 2006. See information for the Balanced Fund.

Short/Intermediate Bond Fund

Laura Alter, Senior Partner, Head of Fixed Income and Portfolio Manager (Harris)

Ms. Alter has served as a manager of the fund since 1994. See information for the Balanced Allocation Fund.

Maureen Svagera, CFA, Senior Partner and Portfolio Manager (Harris)

Ms. Svagera has served as a manager of the fund since 1996. See information for the Balanced Allocation Fund.

Carol H. Lyons, Partner and Portfolio Manager (Harris)

Ms. Lyons has served as a manager of the fund since 2005. See information for the Intermediate Government Bond Fund.

Virtus Mutual Funds	59

Tax-Exempt Bond Fund

George W. Selby, CPA, Partner and Portfolio Manager (Harris)

Mr. Selby has served as a manager of the fund since 1998. See information for the Intermediate Tax-Exempt Bond Fund.

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Ms. Keywell has served as a manager of the fund since 2005. See information for the Intermediate Tax-Exempt Bond Fund.

Laura Alter, Senior Partner, Head of Fixed Income and Portfolio Manager (Harris)

Ms. Alter was appointed as a manager of the fund in May 2006. See information for the Balanced Allocation Fund.

Portfolio Managers of the Virtus Insight Money Market Funds

Insight Government Money Market Fund

Peter J. Arts, Principal, Head of Short Duration Fixed Income and Portfolio Manager (Harris)

Mr. Arts joined Harris in 1995. He has 15 years of investment management experience and has served as a manager of the fund since 2004. Mr. Arts is also a manager of the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund.

Boyd R. Eager, Principal and Portfolio Manager (Harris)

Mr. Eager joined Harris in 1996. He has 13 years of investment management experience and has served as a manager of the fund since 2004. Mr. Eager is also a manager of the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund.

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Ms. Keywell was appointed as a manager of the fund in May 2006. See information for the Intermediate Tax-Exempt Bond Fund.

Insight Money Market Fund

Peter J. Arts, Principal, Head of Short Duration Fixed Income and Portfolio Manager (Harris)

Mr. Arts has served as a manager of the fund since 2004. See information for the Insight Government Money Market Fund.

Boyd R. Eager, Principal and Portfolio Manager (Harris)

Mr. Eager has served as a manager of the fund since 2004. See information for the Insight Government Money Market Fund.

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Ms. Keywell was appointed as a manager of the fund in 2006. See information for the Intermediate Tax-Exempt Bond Fund.

Insight Tax-Exempt Money Market Fund

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Ms. Keywell has served as a manager of the fund since 1998. See information for the Intermediate Tax-Exempt Bond Fund.

Peter J. Arts, Principal, Head of Short Duration Fixed Income and Portfolio Manager (Harris)

Mr. Arts has served as a manager of the fund since 2004. See information for the Insight Government Money Market Fund.

Boyd R. Eager, Principal and Portfolio Manager (Harris)

Mr. Eager was appointed as a manager of the fund in May 2006. See information for the Insight Government Money Market Fund.

Please refer to the Statement of Additional Information for additional information about each fund’s Portfolio Managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

60	Virtus Mutual Funds

Pricing of Fund Shares

How is the Share Price Determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Virtus money market funds are valued at amortized cost. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining each class’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

For Virtus non-money market funds, the net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the “NYSE”) is open for trading. A Virtus non-money market fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. For the money market funds, the net asset value of each class of each fund generally is determined as of the times indicated in the table below on each business day, except on those days the Securities Industry and Financial Markets Association (formerly, the Bond Market Association) (“SIFMA”) recommends that the U.S. bond market remains closed. The money market funds may price their shares at an earlier time if an early close is recommended by SIFMA. Information regarding whether they are expected to do so on any such day will be available to investors who call Mutual Fund Services toll-free at (800) 243-1574. A money market fund will not calculate its net asset value per share class on days SIFMA has recommended that the U.S. bond market remains closed.

Normal Pricing Times for Virtus Insight Money Market Funds

Insight Government Money Market Fund	4:30 PM eastern time
Insight Money Market Fund	4:30 PM eastern time
Insight Tax-Exempt Money Market Fund	12:00 Noon eastern time

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the funds determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable

Virtus Mutual Funds	61

quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

For non-money market funds, all investments received by the funds’ authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. For money market funds, investments received will be executed based on the next-determined net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the next-determined net asset value following the dividend record date.

Sales Charges

What are the classes and how do they differ?

This Prospectus contains information for Class A Shares, Class C Shares and Class I Shares. All non-money market funds offer Class A Shares, Class C Shares and Class I Shares, except the Index Fund and the Intermediate Government Bond Fund, which offer only Class A Shares and Class I Shares. The money market funds offer Class A Shares and Class I Shares. Each class has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus). The Equity Funds and Fixed Income Funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (“the 1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The money market funds have adopted shareholder servicing plans in addition to the distribution and service plans allowed under Rule 12b-1.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be

62	Virtus Mutual Funds

more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of Virtus’ Web site at virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares

If you purchase Class A Shares of the Equity Funds, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). If you purchase Class A Shares of the Fixed Income Funds, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Virtus Insight Money Market Funds, you will not pay a sales charge at the time of purchase. The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the funds when redeemed; however, in cases where a finder’s fee has been paid, a 1% contingent deferred sales charge (“CDSC”) may be imposed on exchanges from a Virtus non-money market fund into a Virtus Insight Money Market Fund and redemptions if made within one year of original purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class C Shares.

Class C Shares

(all funds except the Index Fund, Intermediate Government Bond Fund, and Money Market Funds)

If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charges Alternative—Class C Shares” below.) Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares

Class I Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amounts; to private clients of, or clients referred by, the adviser, subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares of Virtus non-money market funds is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds’ underwriter, VP Distributors, Inc. (“VP Distributors” or “Distributor”).

Virtus Mutual Funds	63

Sales Charges you may pay to purchase Class A Shares

Equity Funds

	Sales Charge as a Percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Sales Charges you may pay to purchase Class A Shares

Fixed Income Funds

	Sales Charge as a Percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Currently, Class A Shares of the Money Market Funds are sold without any sales charge.

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement

64	Virtus Mutual Funds

between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares of the funds are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class C Shares

Equity Funds and Fixed Income Funds

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Equity Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Virtus Mutual Funds	65

Fixed Income Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.25%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

66	Virtus Mutual Funds

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services at (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest in each fund.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Class A Shares, Class C Shares and Class I Shares are offered in this Prospectus. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Virtus Mutual Funds	67

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Accounts Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the applicable net asset value determined after receipt of a purchase order by the funds’ Transfer Agent. For the Virtus Insight Money Market Funds, orders in proper form placed prior to 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund) and payments for which are received in or converted into Federal Funds by the funds’ custodian by 6:00 PM will become effective at the price determined on that day at 12:00 Noon or 4:30 PM, respectively. In either case, shares purchased will receive the dividend on that day. Orders for Class A shares of the Virtus Insight Money Market Funds placed after 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund) will become effective at the applicable price next determined after receipt of the order, which generally will be on the next business day. Orders for Class I shares of the Virtus Insight Money Market Funds placed after 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund) will not be accepted and executed; notice of the purchase order being rejected will be given to the institution placing the order, and any payments received will be returned promptly to the sending institution. For all funds, specified times are eastern time.

How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption request in good order by the funds’ Transfer Agent or an authorized agent. In the case of a Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within

68	Virtus Mutual Funds

seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

For the Virtus Insight Money Market Funds, written redemption requests will be priced at the net asset value next calculated after the written request is received in proper form. If the redemption proceeds are wired to you on the same day your order is priced, you will not receive the dividend declared on that day. If a check for your redemption proceeds is mailed to you on the next business day after your request is priced, you will be entitled to dividends through the day on which the fund priced your request.

Also for the Virtus Insight Money Market Funds, provided in each case that the funds’ custodian is open for business on that day, telephone redemption requests received by 12:00 Noon for any Virtus Insight Money Market Fund generally will be processed so that redemption proceeds are sent by 1:30 PM; telephone redemption requests received by 3:30 PM for either the Insight Government Money Market Fund or the Insight Money Market Fund generally will be processed so that redemption proceeds are sent by 4:45 PM; and telephone redemption requests received by 4:30 PM for either the Insight Government Money Market Fund or the Insight Money Market Fund generally will be processed so that redemption proceeds are sent by 5:45 PM. In all such instances, the shares being redeemed will not receive the dividend declared on that day. Telephone redemption requests for Class A shares of a Money Market Fund made after 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund), or made before such applicable time on a day when the funds’ custodian is closed, generally will be processed so that payment is made the next business day on which the funds’ custodian is open for business. Telephone redemption requests for Class I shares of a Virtus Insight Money Market Fund placed after 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund) will not be accepted and executed; notice of the redemption request being rejected will be given to the institution placing the request. For all funds, specified times are eastern time.

For information about selling Class I Shares, please contact the funds’ Transfer Agent at (800) 243-1574.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Except for the Virtus Insight Money Market Funds, each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation may be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Virtus Mutual Funds	69

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instruction with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding marking timing, for 180 days after you sell your Class A Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

70	Virtus Mutual Funds

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web site at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within one year of a finder’s fee being paid on such Virtus non-money market fund shares, a 1% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

The Equity Funds and Fixed Income Funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the Emerging Markets Opportunities Fund may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of

Virtus Mutual Funds	71

the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Funds complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: Individual Retirement Account (IRA), rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call (800) 243-4361.

72	Virtus Mutual Funds

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800) 243-1574. (See the Telephone Exchange section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000. Sales charges on systematic withdrawals are waived, subject to certain limitations as described in the Statement of Additional Information.

Checkwriting is available for Class A Shares of the Virtus money market funds. If you are an investor in one of these funds and have completed the Checkwriting section of your application and signature card, you may redeem shares by writing a check against your account. When a check is presented to the Transfer Agent for payment, the fund’s custodian will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check.

You will continue to earn income on your shares until the check is presented to the Transfer Agent for payment. The minimum check amount is $500.

This privilege is not available for IRAs, SEP-IRAs, 401(k), 403(b), Keogh and other retirement accounts.

The checkwriting privilege is subject to the customary rules and regulations governing checkwriting:

•	For joint tenant accounts, each shareholder must sign each check, unless the shareholders have authorized fewer signatures and such election is on file with the fund’s Transfer Agent.

•

A sufficient number of shares is required to cover the amount of the check. If you do not own enough shares to cover a check when presented, the check will be returned to the payee marked “insufficient funds”.

•	A check may be returned if it is for less than $500 or if the check would require the redemption of shares purchased by check or electronic funds transfer within the ten previous business days.

The funds and the custodian reserve the right to terminate or modify the checkwriting privilege or to impose a service fee in connection with the privilege.

Charges may be imposed for returned checks, stop-payment orders, copies of cancelled checks and other special services.

Disclosure of Fund Holdings. The funds make available on the Virtus Mutual Funds’ Web site virtus.com information with respect to each fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web site until full portfolio holdings information becomes publicly available. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal

Virtus Mutual Funds	73

quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Virtus’ Web site at virtus.com. The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A fund may make its holdings information publicly available prior to these filings in certain circumstances. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Balanced Allocation Fund	Quarterly
Core Equity Fund	Semiannually
Disciplined Small-Cap Growth Fund	Semiannually
Disciplined Small-Cap Opportunity Fund	Semiannually
Disciplined Small-Cap Value Fund	Semiannually
Emerging Markets Opportunities Fund	Semiannually
Index Fund	Quarterly
Value Equity Fund	Quarterly
High Yield Income	Monthly(1)
Intermediate Government Bond Fund	Monthly(1)
Intermediate Tax-Exempt Bond Fund	Monthly(1)
Short/Intermediate Bond Fund	Monthly(1)
Tax-Exempt Bond Fund	Monthly(1)
Insight Government Money Market Fund	Monthly(1)
Insight Money Market Fund	Monthly(1)
Insight Tax-Exempt Money Market Fund	Monthly(1)

(1) Although a dividend is paid monthly, it is accrued daily.

Distributions of short-term capital gains (gains on securities held for a year or less) and net interest investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, which are distributed to shareholders and designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

74	Virtus Mutual Funds

Master Fund/Feeder Fund Structure

The Board of Trustees has the authority to convert any fund to a “feeder” fund in a Master Fund/Feeder Fund Structure in which the fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate “master” fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

Virtus Mutual Funds	75

Financial Highlights

These tables are intended to help you understand the funds’ financial performance for the past five years, or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, 2007 and 2006 has been audited by the funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP. For periods prior to December 31, 2006, this information was audited by the funds’ previous independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain/(Loss)	Non-recurring Payment from Former Administrator(8)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
Balanced Allocation Fund
Class I
1/1/08 to 12/31/08	$14.30	$0.289	(7)	$(3.839)	$—	$(3.550)	$(0.290)	$—
1/1/07 to 12/31/07	15.00	0.338	(7)	0.625	—	0.963	(0.345)	(1.318)
1/1/06 to 12/31/06	14.72	0.329	(7)	0.990	0.017	1.336	(0.329)	(0.711)
1/1/05 to 12/31/05	14.99	0.296		0.812	—	1.108	(0.295)	(1.083)
1/1/04 to 12/31/04	13.50	0.272		1.504	—	1.776	(0.272)	(0.014)

Class A
1/1/08 to 12/31/08	$14.26	$0.256	(7)	$(3.836)	$—	$(3.580)	$(0.260)	$—
1/1/07 to 12/31/07	14.96	0.298	(7)	0.626	—	0.924	(0.306)	(1.318)
1/1/06 to 12/31/06	14.69	0.288	(7)	0.988	0.016	1.292	(0.295)	(0.711)
1/1/05 to 12/31/05	14.97	0.269		0.793	—	1.062	(0.259)	(1.083)
1/1/04 to 12/31/04	13.49	0.242		1.496	—	1.738	(0.244)	(0.014)

Class C
1/1/08 to 12/31/08	$14.26	$0.165	(7)	$(3.841)	$—	$(3.676)	$(0.164)	$—
1/1/07 to 12/31/07	14.96	0.183	(7)	0.625	—	0.808	(0.190)	(1.318)
6/26/06 (inception) to 12/31/06	14.24	0.080	(7)	1.244	—	1.324	(0.085)	(0.519)

Core Equity Fund
Class I
1/1/08 to 12/31/08	$20.84	$0.129	(7)	$(7.005)	$—	$(6.876)	$(0.122)	$(0.202)
1/1/07 to 12/31/07	21.85	0.205	(7)	1.321	—	1.526	(0.219)	(2.317)
1/1/06 to 12/31/06	21.19	0.163	(7)	2.704	0.055	2.922	(0.159)	(2.049)
1/1/05 to 12/31/05	21.91	0.117		1.837	—	1.954	(0.123)	(2.551)
1/1/04 to 12/31/04	20.44	0.144		2.544	—	2.688	(0.134)	(1.084)

Class A
1/1/08 to 12/31/08	$20.51	$0.082	(7)	$(6.892)	$—	$(6.810)	$(0.078)	$(0.202)
1/1/07 to 12/31/07	21.53	0.148	(7)	1.312	—	1.460	(0.163)	(2.317)
1/1/06 to 12/31/06	20.91	0.110	(7)	2.663	0.054	2.827	(0.104)	(2.049)
1/1/05 to 12/31/05	21.66	0.070		1.803	—	1.873	(0.072)	(2.551)
1/1/04 to 12/31/04	20.24	0.078		2.521	—	2.599	(0.095)	(1.084)

Class C
1/1/08 to 12/31/08	$20.44	$(0.039	)(7)	$(6.839)	$—	$(6.878)	$—	$(0.202)
1/1/07 to 12/31/07	21.49	(0.021	)(7)	1.307	—	1.286	(0.019)	(2.317)
6/26/06 (inception) to 12/31/06	20.46	(0.022	)(7)	2.633	—	2.611	(0.024)	(1.557)

Disciplined Small-Cap Growth Fund
Class I
1/1/08 to 12/31/08	$13.29	$(0.067	)(7)	$(5.473)	$—	$(5.540)	$—	$—
1/1/07 to 12/31/07	13.93	(0.092	)(7)	(0.030)	—	(0.122)	— (9)	(0.518)
1/1/06 to 12/31/06	13.56	(0.083	)(7)	1.382	0.005	1.304	—	(0.929)
1/1/05 to 12/31/05	13.71	(0.025)		0.512	—	0.487	—	(0.637)
1/1/04 to 12/31/04	11.39	(0.064)		2.384	—	2.320	—	—

Class A
1/1/08 to 12/31/08	$13.23	$(0.092	)(7)	$(5.438)	$—	$(5.530)	$—	$—
1/1/07 to 12/31/07	13.91	(0.123	)(7)	(0.039)	—	(0.162)	— (9)	(0.518)
6/26/06 (inception) to 12/31/06	13.34	(0.065	)(7)	1.493	—	1.428	—	(0.858)

The footnote legend is at the end of the financial highlights.

76	Virtus Mutual Funds

Distributions from Non-recurring Payment from Former Administrator(8)	Total Distributions	Redemption Fees Added to Paid-in Capital(4)	Net Asset Value, End of Period	Total Return(3)	Total Return Excluding Non-recurring Payment from Former Administrator(3)(8)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.290)	$—	$10.46	(25.10)%	—%	$46,545	0.83%	0.88%	2.28%		55%
—	(1.663)	—	14.30	6.48	—	71,603	0.77	0.82	2.18		71
(0.017)	(1.057)	0.001	15.00	9.26	9.14	74,724	0.76	0.82	2.20		66
—	(1.378)	—	14.72	7.45	—	71,570	0.79	0.84	1.95		61
—	(0.286)	—	14.99	13.32	—	64,065	0.88	0.95	1.94		66

$—	$(0.260)	$—	$10.42	(25.35)%	—%	$7,050	1.08%	1.08%	2.02%		55%
—	(1.624)	—	14.26	6.16	—	11,646	1.02	1.02	1.93		71
(0.016)	(1.022)	—	14.96	9.03	8.92	12,613	1.01	1.02	1.93		66
—	(1.342)	—	14.69	7.14	—	2,953	1.04	1.09	1.74		61
—	(0.258)	—	14.97	13.02	—	1,641	1.13	1.20	1.69		66

$—	$(0.164)	$—	$10.42	(25.93)%	—%	$498	1.83%	1.83%	1.33%		55%
—	(1.508)	—	14.26	5.45	—	321	1.78	1.78	1.19		71
—	(0.604)	—	14.96	9.31 (2)	—	255	1.77 (1)	1.77 (1)	1.04	(1)	66 (2)

$—	$(0.324)	$—	$13.64	(33.36)%	—%	$76,658	0.95%	1.00%	0.73%		68%
—	(2.536)	—	20.84	7.06	—	124,328	0.91	0.96	0.91		58
(0.055)	(2.263)	0.001	21.85	13.98	13.07	146,245	0.90	0.95	0.74		74
—	(2.674)	—	21.19	8.97	—	135,587	0.93	0.97	0.54		80
—	(1.218)	—	21.91	13.32	—	128,125	1.00	1.02	0.67		83

$—	$(0.280)	$—	$13.42	(33.54)%	—%	$5,943	1.20%	1.20%	0.47%		68%
—	(2.480)	—	20.51	6.81	—	10,265	1.16	1.16	0.66		58
(0.054)	(2.207)	—	21.53	13.73	13.46	11,795	1.16	1.16	0.50		74
—	(2.623)	—	20.91	8.70	—	1,009	1.18	1.22	0.29		80
—	(1.179)	—	21.66	13.01	—	809	1.25	1.27	0.42		83

$—	$(0.202)	$—	$13.36	(34.04)%	—%	$617	1.95%	1.95%	(0.23)%		68%
—	(2.336)	—	20.44	6.00	—	251	1.92	1.92	(0.10)		58
—	(1.581)	—	21.49	12.84 (2)	—	171	1.89 (1)	1.89 (1)	(0.19	)(1)	74 (2)

$—	$—	$—	$7.75	(41.69)%	—%	$16,340	1.16%	1.42%	(0.62)%		90%
—	(0.518)	—	13.29	(0.92)	—	25,527	1.15	1.24	(0.65)		98
(0.005)	(0.934)	—	13.93	9.61	9.58	27,433	1.07	1.20	(0.57)		123
—	(0.637)	—	13.56	3.40	—	20,626	0.96	1.46	(0.38)		100
—	—	—	13.71	20.37	—	7,396	1.00	1.48	(0.53)		100

$—	$—	$—	$7.70	(41.80)%	—%	$344	1.41%	1.61%	(0.86)%		90%
—	(0.518)	—	13.23	(1.21)	—	438	1.40	1.41	(0.88)		98
—	(0.858)	—	13.91	10.70 (2)	—	130	1.23 (1)	1.23 (1)	(0.77	)(1)	123 (2)

Virtus Mutual Funds	77

Financial Highlights (continued)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain/(Loss)	Non-recurring Payment from Former Administrator(8)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
Disciplined Small-Cap Growth Fund (continued)
Class C
1/1/08 to 12/31/08	$13.08	$(0.171	)(7)	$(5.349)	$—	$(5.520)	$—	$—
1/1/07 to 12/31/07	13.86	(0.231	)(7)	(0.031)	—	(0.262)	— (9)	(0.518)
6/26/06 (inception) to 12/31/06	13.47	(0.121	)(7)	1.369	—	1.248	—	(0.858)

Disciplined Small-Cap Opportunity Fund
Class I
1/1/08 to 12/31/08	$13.23	$(0.012	)(7)	$(4.828)	$—	$(4.840)	$—	$—
1/1/07 to 12/31/07	19.67	0.010	(7)	(1.881)	—	(1.871)	— (9)	(4.569)
1/1/06 to 12/31/06	21.48	(0.001	)(7)	1.854	0.036	1.889	(0.002)	(3.661)
1/1/05 to 12/31/05	24.64	0.042		1.133	—	1.175	(0.045)	(4.294)
1/1/04 to 12/31/04	22.74	0.083		5.161	—	5.244	(0.059)	(3.322)

Class A
1/1/08 to 12/31/08	$12.50	$(0.039	)(7)	$(4.551)	$—	$(4.590)	$—	$—
1/1/07 to 12/31/07	18.91	(0.040	)(7)	(1.801)	—	(1.841)	— (9)	(4.569)
1/1/06 to 12/31/06	20.81	(0.034	)(7)	1.795	0.034	1.795	—	(3.661)
1/1/05 to 12/31/05	24.03	(0.089)		1.159	—	1.070	—	(4.294)
1/1/04 to 12/31/04	22.27	0.042		5.003	—	5.045	(0.025)	(3.322)

Class C
1/1/08 to 12/31/08	$12.31	$(0.115	)(7)	$(4.465)	$—	$(4.580)	$—	$—
1/1/07 to 12/31/07	18.83	(0.185	)(7)	(1.766)	—	(1.951)	— (9)	(4.569)
6/26/06 (inception) to 12/31/06	20.31	(0.104	)(7)	1.269	—	1.165	—	(2.645)

Disciplined Small-Cap Value Fund
Class I
1/1/08 to 12/31/08	$31.11	$0.105	(7)	$(9.245)	$—	$(9.140)	$(0.080)	$—
1/1/07 to 12/31/07	44.42	0.215	(7)	(3.651)	—	(3.436)	(0.210)	(9.664)
1/1/06 to 12/31/06	47.40	0.097	(7)	4.976	0.060	5.133	(0.133)	(7.921)
1/1/05 to 12/31/05	50.67	0.266		4.246	—	4.512	(0.241)	(7.581)
1/1/04 to 12/31/04	45.10	0.333		12.228	—	12.561	(0.274)	(6.826)

Class A
1/1/08 to 12/31/08	$30.72	$0.025	(7)	$(9.093)	$—	$(9.068)	$(0.012)	$—
1/1/07 to 12/31/07	43.97	0.106	(7)	(3.602)	—	(3.496)	(0.090)	(9.664)
1/1/06 to 12/31/06	47.02	0.050	(7)	4.852	0.045	4.947	(0.031)	(7.921)
1/1/05 to 12/31/05	50.35	0.173		4.180	—	4.353	(0.135)	(7.581)
1/1/04 to 12/31/04	44.92	0.198		12.004	—	12.202	(0.229)	(6.826)

Class C
1/1/08 to 12/31/08	$30.39	$(0.130	)(7)	$(9.000)	$—	$(9.130)	$—	$—
1/1/07 to 12/31/07	43.82	(0.190	)(7)	(3.576)	—	(3.766)	— (9)	(9.664)
6/26/06 (inception) to 12/31/06	45.40	(0.187	)(7)	4.647	—	4.460	—	(6.040)

Emerging Markets Opportunities Fund
Class I
1/1/08 to 12/31/08	$10.08	$0.060	(7)	$(4.433)	$—	$(4.373)	$(0.107)	$(0.700)
1/1/07 to 12/31/07	12.34	0.145	(7)	3.624	—	3.769	(0.088)	(5.941)
1/1/06 to 12/31/06	12.43	0.202	(7)	3.324	0.007	3.533	(0.221)	(3.395)
1/1/05 to 12/31/05	11.01	0.145		3.151	—	3.296	(0.112)	(1.764)
1/1/04 to 12/31/04	10.03	0.106		1.843	—	1.949	(0.110)	(0.860)

The footnote legend is at the end of the financial highlights.

78	Virtus Mutual Funds

Distributions from Non-recurring Payment from Former Administrator(8)	Total Distributions	Redemption Fees Added to Paid-in Capital(4)		Net Asset Value, End of Period	Total Return(3)	Total Return Excluding Non-recurring Payment from Former Administrator(3)(8)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$—	$—		$7.56	(42.20)%	—%	$104	2.16%	2.37%	(1.61)%		90%
—	(0.518)	—		13.08	(1.94)	—	141	2.15	2.19	(1.64)		98
—	(0.858)	—		13.86	9.26 (2)	—	139	2.15 (1)	2.15 (1)	(1.65	)(1)	123 (2)

$—	$—	$—		$8.39	(36.58)%	—%	$50,568	1.10%	1.15%	(0.10)%		72%
—	(4.569)	—		13.23	(10.33)	—	112,397	1.00	1.05	0.05		92
(0.036)	(3.699)	—		19.67	8.73	8.56	399,712	0.93	0.99	0.00		85
—	(4.339)	0.004		21.48	4.55	—	480,501	0.94	0.97	0.16		76
—	(3.381)	0.037		24.64	24.16 (6)	—	544,635	1.00	1.00	0.36		64

$—	$—	$—		$7.91	(36.72)%	—%	$20,421	1.35%	1.35%	(0.36)%		72%
—	(4.569)	—		12.50	(10.61)	—	49,593	1.25	1.25	(0.22)		92
(0.034)	(3.695)	—		18.91	8.50	8.34	86,850	1.20	1.20	(0.17)		85
—	(4.294)	0.004		20.81	4.28	—	12,094	1.19	1.22	(0.18)		76
—	(3.347)	0.062		24.03	23.88 (6)	—	66,179	1.25	1.25	0.33		64

$—	$—	$—		$7.73	(37.21)%	—%	$513	2.10%	2.10%	(1.09)%		72%
—	(4.569)	—		12.31	(11.26)	—	612	2.02	2.02	(1.06)		92
—	(2.645)	—		18.83	5.77 (2)	—	249	1.92 (1)	1.92 (1)	(0.98	)(1)	85 (2)

$—	$(0.080)	$—		$21.89	(29.36)%	—%	$51,715	1.06%	1.11%	0.38%		77%
—	(9.874)	—		31.11	(8.93)	—	92,809	0.96	1.01	0.50		83
(0.060)	(8.114)	0.001		44.42	10.92	10.82	297,831	0.88	0.94	0.20		92
—	(7.822)	0.040		47.40	8.90	—	335,085	0.90	0.94	0.49		74
—	(7.100)	0.109		50.67	28.93 (6)	—	369,311	0.93	0.94	0.69		70

$—	$(0.012)	$—		$21.64	(29.52)%	—%	$14,895	1.31%	1.31%	0.09%		77%
—	(9.754)	—		30.72	(9.17)	—	35,478	1.21	1.21	0.25		83
(0.045)	(7.997)	—		43.97	10.62	10.52	83,558	1.16	1.17	0.11		92
—	(7.716)	0.033		47.02	8.63	—	11,226	1.15	1.19	0.24		74
—	(7.055)	0.283		50.35	28.62 (6)	—	8,352	1.18	1.19	0.57		70

$—	$—	$—		$21.26	(30.04)%	—%	$203	2.06%	2.06%	(0.49)%		77%
—	(9.664)	—		30.39	(9.85)	—	249	1.98	1.98	(0.47)		83
—	(6.040)	—		43.82	9.86 (2)	—	167	1.89 (1)	1.89 (1)	(0.77	)(1)	92 (2)

$—	$(0.807)	$—		$4.90	(45.90)%	—%	$63,699	1.54%	1.59%	0.77%		126%
—	(6.029)	—		10.08	37.39	—	199,197	1.34	1.39	1.22		92
(0.007)	(3.623)	—	(9)	12.34	29.60	28.54	242,422	1.32	1.50	1.51		83
—	(1.876)	—		12.43	31.23	—	329,081	1.45	1.60	1.20		43
—	(0.970)	0.001		11.01	20.04	—	302,250	1.58	1.60	0.92		49

Virtus Mutual Funds	79

Financial Highlights (continued)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain/(Loss)	Non-recurring Payment from Former Administrator(8)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
Emerging Markets Opportunities Fund (continued)
Class A
1/1/08 to 12/31/08	$9.80	$0.046	(7)	$(4.297)	$—	$(4.251)	$(0.089)	$(0.700)
1/1/07 to 12/31/07	12.14	0.088	(7)	3.573	—	3.661	(0.060)	(5.941)
1/1/06 to 12/31/06	12.27	0.078	(7)	3.362	0.007	3.447	(0.175)	(3.395)
1/1/05 to 12/31/05	10.88	0.103		3.137	—	3.240	(0.086)	(1.764)
1/1/04 to 12/31/04	9.94	0.030		1.864	—	1.894	(0.096)	(0.860)

Class C
1/1/08 to 12/31/08	$9.69	$(0.004	)(7)	$(4.232)	$—	$(4.236)	$(0.034)	$(0.700)
1/1/07 to 12/31/07	12.14	0.001	(7)	3.550	—	3.551	(0.060)	(5.941)
6/26/06 (inception) to 12/31/06	11.71	(0.033	)(7)	3.353	—	3.320	(0.074)	(2.816)

Index Fund
Class I
1/1/08 to 12/31/08	$21.03	$0.276	(7)	$(7.886)	$—	$(7.610)	$(0.283)	$(0.427)
1/1/07 to 12/31/07	21.87	0.344	(7)	0.832	—	1.176	(0.350)	(1.666)
1/1/06 to 12/31/06	19.69	0.318	(7)	2.678	0.216	3.212	(0.342)	(0.474)
1/1/05 to 12/31/05	22.09	0.380		0.808	—	1.188	(0.369)	(3.224)
1/1/04 to 12/31/04	21.55	0.362		1.844	—	2.206	(0.357)	(1.309)

Class A(5)
1/1/08 to 12/31/08	$21.04	$0.234	(7)	$(7.887)	$—	$(7.653)	$(0.240)	$(0.427)
1/1/07 to 12/31/07	21.88	0.288	(7)	0.832	—	1.120	(0.294)	(1.666)
1/1/06 to 12/31/06	19.68	0.280	(7)	2.700	0.212	3.192	(0.306)	(0.474)
1/1/05 to 12/31/05	22.08	0.300		0.851	—	1.151	(0.331)	(3.224)
1/1/04 to 12/31/04	21.54	0.299		1.851	—	2.150	(0.301)	(1.309)

Value Equity Fund
Class I
1/1/08 to 12/31/08	$13.94	$0.157	(7)	$(5.056)	$—	$(4.899)	$(0.146)	$(0.405)
1/1/07 to 12/31/07	14.66	0.175	(7)	1.279	—	1.454	(0.180)	(1.994)
1/1/06 to 12/31/06	13.88	0.141	(7)	2.038	0.035	2.214	(0.141)	(1.259)
1/1/05 to 12/31/05	13.44	0.170		1.513	—	1.683	(0.173)	(1.070)
1/1/04 to 12/31/04	11.48	0.111		1.961	—	2.072	(0.112)	—

Class A
1/1/08 to 12/31/08	$14.06	$0.131	(7)	$(5.098)	$—	$(4.967)	$(0.118)	$(0.405)
1/1/07 to 12/31/07	14.77	0.137	(7)	1.288	—	1.425	(0.141)	(1.994)
1/1/06 to 12/31/06	13.97	0.126	(7)	2.039	0.031	2.196	(0.106)	(1.259)
1/1/05 to 12/31/05	13.53	0.130		1.520	—	1.650	(0.140)	(1.070)
1/1/04 to 12/31/04	11.56	0.041		2.015	—	2.056	(0.086)	—

Class C
1/1/08 to 12/31/08	$14.04	$0.041	(7)	$(5.085)	$—	$(5.044)	$(0.031)	$(0.405)
1/1/07 to 12/31/07	14.76	0.018	(7)	1.277	—	1.295	(0.021)	(1.994)
6/26/06 (inception) to 12/31/06	14.20	0.012	(7)	1.603	—	1.615	(0.015)	(1.040)

The footnote legend is at the end of the financial highlights.

80	Virtus Mutual Funds

Distributions from Non-recurring Payment from Former Administrator(8)	Total Distributions	Redemption Fees Added to Paid-in Capital(4)		Net Asset Value, End of Period	Total Return(3)	Total Return Excluding Non-recurring Payment from Former Administrator(3)(8)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.789)	$—		$4.76	(46.04)%	—%	$11,281	1.79%	1.79%	0.65%		126%
—	(6.001)	—		9.80	37.16	—	11,616	1.60	1.60	0.77		92
(0.007)	(3.577)	—	(9)	12.14	29.21	29.15	7,456	1.59	1.63	0.60		83
—	(1.850)	—		12.27	31.08	—	1,205	1.70	1.85	0.91		43
—	(0.956)	0.002		10.88	19.67	—	916	1.83	1.85	0.49		49

$—	$(0.734)	$—		$4.72	(46.50)%	—%	$307	2.54%	2.54%	(0.05)%		126%
—	(6.001)	—		9.69	35.89	—	373	2.35	2.35	0.01		92
—	(2.890)	—		12.14	29.04 (2)	—	186	2.30 (1)	2.30 (1)	(0.49	)(1)	83 (2)

$—	$(0.710)	$—		$12.71	(36.80)%	—%	$13,490	0.73%	0.78%	1.56%		9%
—	(2.016)	—		21.03	5.45	—	40,336	0.52	0.57	1.52		9
(0.216)	(1.032)	—		21.87	16.51	15.30	59,680	0.43	0.54	1.54		3
—	(3.593)	0.005		19.69	5.38	—	76,163	0.40	0.45	1.45		6
—	(1.666)	—		22.09	10.48	—	311,422	0.43	0.43	1.59		3

$—	$(0.667)	$—		$12.72	(37.00)%	—%	$8,963	0.98%	0.98%	1.33%		9%
—	(1.960)	—		21.04	5.18	—	16,614	0.78	0.78	1.27		9
(0.212)	(0.992)	—		21.88	16.47	15.18	14,710	0.63	0.69	1.36		3
—	(3.555)	0.004		19.68	5.15	—	14,963	0.57	0.64	1.34		6
—	(1.610)	—		22.08	10.21	—	17,457	0.68	0.68	1.34		3

$—	$(0.551)	$—		$8.49	(36.26)%	—%	$150,922	0.90%	0.95%	1.37%		56%
—	(2.174)	—		13.94	10.10	—	272,426	0.87	0.92	1.13		55
(0.035)	(1.435)	0.001		14.66	16.12	15.85	278,841	0.87	0.93	0.96		59
—	(1.243)	—		13.88	12.52	—	261,584	0.87	0.91	1.20		63
—	(0.112)	—		13.44	18.14	—	244,336	0.94	0.94	0.91		73

$—	$(0.523)	$—		$8.57	(36.39)%	—%	$15,946	1.15%	1.15%	1.14%		56%
—	(2.135)	—		14.06	9.82	—	22,330	1.12	1.12	0.88		55
(0.031)	(1.396)	—		14.77	15.85	15.62	25,800	1.14	1.14	0.84		59
—	(1.210)	—		13.97	12.18	—	2,416	1.12	1.16	1.00		63
—	(0.086)	—		13.53	17.85	—	1,127	1.19	1.19	0.71		73

$—	$(0.436)	$—		$8.56	(36.87)%	—%	$406	1.90%	1.90%	0.36%		56%
—	(2.015)	—		14.04	8.92	—	691	1.87	1.87	0.12		55
—	(1.055)	—		14.76	11.35 (2)	—	175	1.89 (1)	1.89 (1)	0.15	(1)	59 (2)

Virtus Mutual Funds	81

Financial Highlights (continued)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain/(Loss)	Non-recurring Payment from Former Administrator(8)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
High Yield Income Fund
Class I
1/1/08 to 12/31/08	$11.87	$0.880	(7)	$(3.417)	$—	$(2.537)	$(0.883)	$—
1/1/07 to 12/31/07	12.45	0.893	(7)	(0.578)	—	0.315	(0.895)	—
1/1/06 to 12/31/06	12.44	0.848	(7)	0.023	0.013	0.884	(0.861)	—
1/1/05 to 12/31/05	13.07	0.831		(0.592)	—	0.239	(0.832)	(0.037)
1/1/04 to 12/31/04	12.83	0.878		0.431	—	1.309	(0.878)	(0.191)

Class A
1/1/08 to 12/31/08	$11.87	$0.855	(7)	$(3.421)	$—	$(2.566)	$(0.854)	$—
1/1/07 to 12/31/07	12.45	0.865	(7)	(0.581)	—	0.284	(0.864)	—
1/1/06 to 12/31/06	12.44	0.880	(7)	(0.039)	0.013	0.854	(0.831)	—
1/1/05 to 12/31/05	13.07	0.799		(0.592)	—	0.207	(0.800)	(0.037)
5/17/04 (inception) to 12/31/04	12.43	0.527		0.831	—	1.358	(0.527)	(0.191)

Class C
1/1/08 to 12/31/08	$11.87	$0.775	(7)	$(3.417)	$—	$(2.642)	$(0.778)	$—
1/1/07 to 12/31/07	12.45	0.772	(7)	(0.580)	—	0.192	(0.772)	—
6/26/06 (inception) to 12/31/06	11.98	0.374	(7)	0.474	—	0.848	(0.378)	—

Intermediate Government Bond Fund
Class I
1/1/08 to 12/31/08	$16.75	$0.621	(7)	$0.927	$—	$1.548	$(0.626)	$(0.042)
1/1/07 to 12/31/07	16.37	0.733	(7)	0.381	—	1.114	(0.734)	—
1/1/06 to 12/31/06	16.50	0.732	(7)	(0.133)	0.095	0.694	(0.732)	—
1/1/05 to 12/31/05	16.84	0.697		(0.277)	—	0.420	(0.706)	(0.055)
1/1/04 to 12/31/04	17.12	0.593		(0.094)	—	0.499	(0.593)	(0.186)

Class A
1/1/08 to 12/31/08	$16.75	$0.569	(7)	$0.937	$—	$1.506	$(0.584)	$(0.042)
1/1/07 to 12/31/07	16.36	0.692	(7)	0.391	—	1.083	(0.693)	—
1/1/06 to 12/31/06	16.50	0.692	(7)	(0.142)	0.095	0.645	(0.691)	—
1/1/05 to 12/31/05	16.84	0.655		(0.278)	—	0.377	(0.664)	(0.055)
1/1/04 to 12/31/04	17.12	0.550		(0.094)	—	0.456	(0.550)	(0.186)

Intermediate Tax-Exempt Bond Fund
Class I
1/1/08 to 12/31/08	$10.78	$0.434	(7)	$(1.181)	$—	$(0.747)	$(0.442)	$(0.011)
1/1/07 to 12/31/07	10.93	0.435	(7)	(0.060)	—	0.375	(0.435)	(0.090)
1/1/06 to 12/31/06	11.16	0.469	(7)	0.004	0.020	0.493	(0.489)	(0.214)
1/1/05 to 12/31/05	11.41	0.494		(0.250)	—	0.244	(0.494)	—
1/1/04 to 12/31/04	11.55	0.479		(0.140)	—	0.339	(0.479)	—

Class A
1/1/08 to 12/31/08	$10.78	$0.409	(7)	$(1.183)	$—	$(0.774)	$(0.415)	$(0.011)
1/1/07 to 12/31/07	10.93	0.408	(7)	(0.060)	—	0.348	(0.408)	(0.090)
1/1/06 to 12/31/06	11.16	0.435	(7)	0.011	0.020	0.466	(0.462)	(0.214)
1/1/05 to 12/31/05	11.41	0.466		(0.250)	—	0.216	(0.466)	—
1/1/04 to 12/31/04	11.55	0.451		(0.140)	—	0.311	(0.451)	—

The footnote legend is at the end of the financial highlights.

82	Virtus Mutual Funds

Distributions from Non-recurring Payment from Former Administrator(8)	Total Distributions	Redemption Fees Added to Paid-in Capital(4)		Net Asset Value, End of Period	Total Return(3)	Total Return Excluding Non-recurring Payment from Former Administrator(3)(8)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$(0.883)	$—		$8.45	(22.44)%	—%	$31,932	0.83%	0.88%	8.33%	121%
—	(0.895)	—		11.87	2.52	—	47,958	0.74	0.79	7.22	117
(0.013)	(0.874)	—	(9)	12.45	7.31	7.20	68,692	0.64	0.76	6.90	147
—	(0.869)	—		12.44	1.94	—	74,697	0.58	0.78	6.80	42
—	(1.069)	—		13.07	10.65	—	83,101	0.61	0.76	6.80	57

$—	$(0.854)	$—		$8.45	(22.63)%	—%	$3,550	1.08%	1.08%	8.09%	121%
—	(0.864)	—		11.87	2.34	—	5,390	0.99	0.99	7.01	117
(0.013)	(0.844)	—	(9)	12.45	6.97	6.86	5,648	0.96	1.02	7.16	147
—	(0.837)	—		12.44	1.68	—	442	0.83	1.03	6.55	42
—	(0.718)	—		13.07	11.15 (2)	—	176	0.86 (1)	1.05 (1)	6.61 (1)	57 (2)

$—	$(0.778)	$—		$8.45	(23.21)%	—%	$117	1.84%	1.84%	7.37%	121%
—	(0.772)	—		11.87	1.50	—	140	1.74	1.74	6.26	117
—	(0.378)	—		12.45	7.17 (2)	—	139	1.71 (1)	1.71 (1)	5.94 (1)	147 (2)

$—	$(0.668)	$—		$17.63	9.47%	—%	$30,722	0.51%	0.92%	3.67%	43%
—	(0.734)	—		16.75	6.98	—	18,429	0.50	0.94	4.46	35
(0.095)	(0.827)	0.003		16.37	4.37	3.76	19,970	0.47	1.02	4.49	22
—	(0.761)	0.001		16.50	2.49	—	20,235	0.48	0.94	3.76	71
—	(0.779)	—		16.84	3.05	—	41,993	0.50	0.84	3.48	35

$—	$(0.626)	$—		$17.63	9.20%	—%	$14,289	0.76%	1.12%	3.36%	43%
—	(0.693)	—		16.75	6.72	—	4,261	0.75	1.13	4.22	35
(0.095)	(0.786)	0.001		16.36	4.11	3.50	6,118	0.74	1.21	4.24	22
—	(0.719)	0.002		16.50	2.23	—	2,480	0.73	1.19	3.58	71
—	(0.736)	—		16.84	2.79	—	2,976	0.75	1.09	3.23	35

$—	$(0.453)	$—		$9.58	(7.04)%	—%	$82,418	0.60%	0.72%	4.17%	73%
—	(0.525)	—		10.78	3.43	—	158,834	0.60	0.69	4.01	39
(0.020)	(0.723)	—	(9)	10.93	4.45	4.26	203,378	0.51	0.68	4.24	76
—	(0.494)	—		11.16	2.19	—	229,320	0.39	0.67	4.38	46
—	(0.479)	—		11.41	3.02	—	232,419	0.44	0.70	4.19	27

$—	$(0.426)	$—		$9.58	(7.28)%	—%	$12,617	0.85%	0.92%	3.94%	73%
—	(0.498)	—		10.78	3.27	—	15,647	0.85	0.89	3.77	39
(0.020)	(0.696)	—	(9)	10.93	4.10	3.91	18,293	0.83	0.88	3.93	76
—	(0.466)	—		11.16	1.93	—	1,802	0.64	0.92	4.13	46
—	(0.451)	—		11.41	2.76	—	2,185	0.69	0.95	3.94	27

Virtus Mutual Funds	83

Financial Highlights (continued)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain/(Loss)	Non-recurring Payment from Former Administrator(8)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
Intermediate Tax-Exempt Bond Fund (continued)
Class C
1/1/08 to 12/31/08	$10.78	$0.332	(7)	$(1.183)	$—	$(0.851)	$(0.338)	$(0.011)
1/1/07 to 12/31/07	10.94	0.324	(7)	(0.068)	—	0.256	(0.326)	(0.090)
6/26/06 (inception) to 12/31/06	10.91	0.180	(7)	0.246	—	0.426	(0.182)	(0.214)

Short/Intermediate Bond Fund
Class I
1/1/08 to 12/31/08	$10.05	$0.428	(7)	$(0.637)	$—	$(0.209)	$(0.431)	$—
1/1/07 to 12/31/07	10.03	0.430	(7)	0.021	—	0.451	(0.431)	—
1/1/06 to 12/31/06	10.04	0.407	(7)	0.008	0.018	0.433	(0.425)	—
1/1/05 to 12/31/05	10.29	0.385		(0.248)	—	0.137	(0.387)	—
1/1/04 to 12/31/04	10.38	0.387		(0.090)	—	0.297	(0.387)	—

Class A
1/1/08 to 12/31/08	$10.05	$0.405	(7)	$(0.640)	$—	$(0.235)	$(0.405)	$—
1/1/07 to 12/31/07	10.03	0.405	(7)	0.021	—	0.426	(0.406)	—
1/1/06 to 12/31/06	10.04	0.381	(7)	0.010	0.018	0.409	(0.400)	—
1/1/05 to 12/31/05	10.29	0.359		(0.248)	—	0.111	(0.361)	—
1/1/04 to 12/31/04	10.38	0.362		(0.090)	—	0.272	(0.362)	—

Class C
1/1/08 to 12/31/08	$10.05	$0.335	(7)	$(0.642)	$—	$(0.307)	$(0.333)	$—
1/1/07 to 12/31/07	10.03	0.335	(7)	0.016	—	0.351	(0.331)	—
6/26/06 (inception) to 12/31/06	9.80	0.156	(7)	0.230	—	0.386	(0.156)	—

Tax-Exempt Bond Fund
Class I
1/1/08 to 12/31/08	$10.36	$0.448	(7)	$(1.023)	$—	$(0.575)	$(0.453)	$(0.012)
1/1/07 to 12/31/07	10.49	0.437	(7)	(0.085)	—	0.352	(0.437)	(0.045)
1/1/06 to 12/31/06	10.74	0.468	(7)	0.023	0.023	0.514	(0.494)	(0.247)
1/1/05 to 12/31/05	11.02	0.497		(0.200)	—	0.297	(0.497)	(0.080)
1/1/04 to 12/31/04	11.33	0.503		(0.123)	—	0.380	(0.503)	(0.187)

Class A
1/1/08 to 12/31/08	$10.36	$0.424	(7)	$(1.023)	$—	$(0.599)	$(0.429)	$(0.012)
1/1/07 to 12/31/07	10.50	0.411	(7)	(0.095)	—	0.316	(0.411)	(0.045)
1/1/06 to 12/31/06	10.74	0.425	(7)	0.050	0.023	0.498	(0.468)	(0.247)
1/1/05 to 12/31/05	11.02	0.470		(0.200)	—	0.270	(0.470)	(0.080)
1/1/04 to 12/31/04	11.33	0.475		(0.123)	—	0.352	(0.475)	(0.187)

Class C
1/1/08 to 12/31/08	$10.36	$0.350	(7)	$(1.015)	$—	$(0.665)	$(0.353)	$(0.012)
1/1/07 to 12/31/07	10.50	0.339	(7)	(0.100)	—	0.239	(0.334)	(0.045)
6/26/06 (inception) to 12/31/06	10.49	0.176	(7)	0.261	—	0.437	(0.180)	(0.247)

The footnote legend is at the end of the financial highlights.

84	Virtus Mutual Funds

Distributions from Non-recurring Payment from Former Administrator(8)	Total Distributions	Redemption Fees Added to Paid-in Capital(4)		Net Asset Value, End of Period	Total Return(3)	Total Return Excluding Non-recurring Payment from Former Administrator(3)(8)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$(0.349)	$—		$9.58	(8.07)%	—%	$555	1.60%	1.67%	3.21%	73%
—	(0.416)	—		10.78	2.39	—	428	1.60	1.63	3.00	39
—	(0.396)	—		10.94	3.92 (2)	—	125	1.61 (1)	1.63 (1)	3.14 (1)	76 (2)

$—	$(0.431)	$—		$9.41	(2.16)%	—%	$116,639	0.70%	0.80%	4.36%	46%
—	(0.431)	—		10.05	4.59	—	214,669	0.70	0.77	4.30	35
(0.018)	(0.443)	—	(9)	10.03	4.25	4.06	245,073	0.63	0.84	4.09	44
—	(0.387)	—		10.04	1.36	—	257,274	0.57	0.92	3.80	46
—	(0.387)	—		10.29	2.92	—	250,644	0.60	0.94	3.75	68

$—	$(0.405)	$—		$9.41	(2.41)%	—%	$3,996	0.95%	1.00%	4.13%	46%
—	(0.406)	—		10.05	4.33	—	4,526	0.95	0.97	4.05	35
(0.019)	(0.419)	—	(9)	10.03	3.99	3.80	5,956	0.91	1.04	3.83	44
—	(0.361)	—		10.04	1.10	—	3,707	0.82	1.17	3.55	46
—	(0.362)	—		10.29	2.66	—	4,350	0.85	1.19	3.50	68

$—	$(0.333)	$—		$9.41	(3.13)%	—%	$1,350	1.70%	1.76%	3.44%	46%
—	(0.331)	—		10.05	3.56	—	321	1.70	1.72	3.34	35
—	(0.156)	—		10.03	3.96 (2)	—	159	1.70 (1)	1.73 (1)	3.03 (1)	44 (2)

$—	$(0.465)	$—		$9.32	(5.62)%	—%	$41,662	0.60%	0.75%	4.49%	111%
—	(0.482)	—		10.36	3.45	—	69,482	0.60	0.72	4.21	71
(0.023)	(0.764)	—	(9)	10.49	4.67	4.44	78,796	0.54	0.76	4.38	83
—	(0.577)	—		10.74	2.76	—	75,285	0.45	0.74	4.55	42
—	(0.690)	—		11.02	3.46	—	76,362	0.52	0.79	4.49	33

$—	$(0.441)	$—		$9.32	(5.85)%	—%	$49,160	0.85%	0.95%	4.25%	111%
—	(0.456)	—		10.36	3.09	—	60,147	0.85	0.93	3.96	71
(0.023)	(0.738)	—	(9)	10.50	4.51	4.28	77,135	0.85	0.95	3.97	83
—	(0.550)	—		10.74	2.50	—	4,197	0.70	0.99	4.30	42
—	(0.662)	—		11.02	3.21	—	4,136	0.77	1.04	4.24	33

$—	$(0.365)	$—		$9.33	(6.57)%	—%	$1,469	1.60%	1.70%	3.56%	111%
—	(0.379)	—		10.36	2.33	—	749	1.60	1.68	3.26	71
—	(0.427)	—		10.50	4.16 (2)	—	188	1.61 (1)	1.68 (1)	3.20 (1)	83 (2)

Virtus Mutual Funds	85

Financial Highlights (continued)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain/(Loss)	Payment by Affiliate	Non-recurring Payment from Former Administrator(8)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
Insight Government Money Market Fund
Class I
1/1/08 to 12/31/08	$1.00	$0.022	$—	$—	$—	$0.022	$(0.022)	$—
1/1/07 to 12/31/07	1.00	0.049	0.001	—	—	0.050	(0.050)	—	(9)
1/1/06 to 12/31/06	1.00	0.048	—	—	—	0.048	(0.048)	—
1/1/05 to 12/31/05	1.00	0.030	—	—	—	0.030	(0.030)	—
1/1/04 to 12/31/04	1.00	0.012	—	—	—	0.012	(0.012)	—

Class A(5)
1/1/08 to 12/31/08	$1.00	$0.019	$—	$—	$—	$0.019	$(0.019)	$—
1/1/07 to 12/31/07	1.00	0.046	—	—	—	0.046	(0.046)	—	(9)
1/1/06 to 12/31/06	1.00	0.047	—	—	0.002	0.049	(0.047)	—
1/1/05 to 12/31/05	1.00	0.027	—	—	—	0.027	(0.027)	—
1/1/04 to 12/31/04	1.00	0.009	—	—	—	0.009	(0.009)	—

Insight Money Market Fund
Class I
1/1/08 to 12/31/08	$1.00	$0.028	$(0.005)	$0.005	$—	$0.028	$(0.028)	$—
1/1/07 to 12/31/07	1.00	0.052	—	—	—	0.052	(0.052)	—
1/1/06 to 12/31/06	1.00	0.049	—	—	—	0.049	(0.049)	—
1/1/05 to 12/31/05	1.00	0.031	—	—	—	0.031	(0.031)	—
1/1/04 to 12/31/04	1.00	0.013	—	—	—	0.013	(0.013)	—

Class A(5)
1/1/08 to 12/31/08	$1.00	$0.024	$(0.005)	$0.005	$—	$0.024	$(0.024)	$—
1/1/07 to 12/31/07	1.00	0.048	—	—	—	0.048	(0.048)	—
1/1/06 to 12/31/06	1.00	0.048	—	—	0.002	0.050	(0.048)	—
1/1/05 to 12/31/05	1.00	0.028	—	—	—	0.028	(0.028)	—
1/1/04 to 12/31/04	1.00	0.009	—	—	—	0.009	(0.009)	—

Insight Tax-Exempt Money Market Fund
Class I
1/1/08 to 12/31/08	$1.00	$0.022	$—	$—	$—	$0.022	$(0.022)	$—	(9)
1/1/07 to 12/31/07	1.00	0.035	—	—	—	0.035	(0.035)	—
1/1/06 to 12/31/06	1.00	0.033	—	—	0.001	0.034	(0.033)	—
1/1/05 to 12/31/05	1.00	0.022	—	—	—	0.022	(0.022)	—
1/1/04 to 12/31/04	1.00	0.010	—	—	—	0.010	(0.010)	—

The footnote legend is at the end of the financial highlights.

86	Virtus Mutual Funds

Distributions from Non-recurring Payment from Former Administrator(8)	Total Distributions	Redemption Fees Added to Paid-in Capital(4)	Net Asset Value, End of Period	Total Return(3)		Total Return Excluding Non-recurring Payment from Former Administrator(3)(8)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

$—	$(0.022)	$—	$1.00	2.25%		—%	$428,314	0.21%	0.26%	2.12%
—	(0.050)	—	1.00	5.07		—	279,393	0.19	0.24	4.94
—	(0.048)	—	1.00	4.92		—	312,535	0.24	0.29	4.91
—	(0.030)	—	1.00	3.06		—	215,132	0.20	0.25	3.00
—	(0.012)	—	1.00	1.23		—	332,483	0.21	0.25	1.23

$—	$(0.019)	$—	$1.00	1.89%		—%	$229,729	0.56%	0.56%	1.84%
—	(0.046)	—	1.00	4.71		—	207,943	0.54	0.54	4.59
(0.002)	(0.049)	—	1.00	4.76		4.56	238,247	0.57	0.60	4.46
—	(0.027)	—	1.00	2.70		—	262,512	0.55	0.60	2.65
—	(0.009)	—	1.00	0.88		—	234,751	0.56	0.60	0.88

$—	$(0.028)	$—	$1.00	2.82	%(10)	—%	$1,619,040	0.19%	0.24%	2.86%
—	(0.052)	—	1.00	5.28		—	2,805,101	0.18	0.24	5.16
—	(0.049)	—	1.00	5.04		—	2,437,872	0.17	0.24	4.90
—	(0.031)	—	1.00	3.15		—	3,724,311	0.17	0.25	3.16
—	(0.013)	—	1.00	1.29		—	2,662,963	0.17	0.24	1.25

$—	$(0.024)	$—	$1.00	2.47	%(10)	—%	$706,353	0.54%	0.55%	2.52%
—	(0.048)	—	1.00	4.91		—	1,169,249	0.53	0.54	4.80
(0.002)	(0.050)	—	1.00	4.93		4.68	880,851	0.52	0.56	4.58
—	(0.028)	—	1.00	2.80		—	920,774	0.52	0.60	2.72
—	(0.009)	—	1.00	0.94		—	1,179,902	0.52	0.59	0.90

$—	$(0.022)	$—	$1.00	2.22%		—%	$1,190,802	0.20%	0.25%	2.16%
—	(0.035)	—	1.00	3.52		—	1,067,153	0.19	0.24	3.46
(0.001)	(0.034)	—	1.00	3.41		3.31	1,079,743	0.18	0.25	3.26
—	(0.022)	—	1.00	2.23		—	1,035,130	0.22	0.25	2.22
—	(0.010)	—	1.00	1.00		—	759,266	0.25	0.25	0.99

Virtus Mutual Funds	87

Financial Highlights (continued)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain/(Loss)	Non-recurring Payment from Former Administrator(8)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
Insight Tax-Exempt Money Market Fund (continued)
Class A(5)
1/1/08 to 12/31/08	$1.00	$0.018	$—	$—	$0.018	$(0.018)	$—	(9)
1/1/07 to 12/31/07	1.00	0.031	—	—	0.031	(0.031)	—
1/1/06 to 12/31/06	1.00	0.030	—	0.002	0.032	(0.030)	—
1/1/05 to 12/31/05	1.00	0.019	—	—	0.019	(0.019)	—
1/1/04 to 12/31/04	1.00	0.007	—	—	0.007	(0.007)	—

Footnote Legend:

(1)	Annualized.
(2)	Not annualized.
(3)	Sales charges, where applicable, are not reflected in total return calculation.
(4)

Fund assessed a redemption fee in the amount of 2.00% on redemptions of shares that were held 90 days or less (30 days or less, effective June 4, 2004) from time of purchase. Fees collected were retained by the Fund for the benefit of the remaining shareholders.

(5)	For period ended 12/31/05 and prior periods information represents the N Shares which converted to Class A on June 26, 2006.
(6)

Total returns for each of the classes for the Disciplined Small-Cap Opportunity Fund and the Disciplined Small-Cap Value Fund include 0.16% and 0.26%, respectively, resulting from redemption fees reimbursed by the Administrator.

(7)	Computed using average shares outstanding.
(8)	Non-recurring payment. Represents reimbursements for fees paid in excess of fee agreements.
(9)	Amount is less than $0.0005.
(10)	Total return includes the effect of a payment by affiliate. Without this effect, the total return would have been 2.27% for Class I shares and 1.91% for Class A shares.

88	Virtus Mutual Funds

Distributions from Non-recurring Payment from Former Administrator(8)	Total Distributions	Redemption Fees Added to Paid-in Capital(4)	Net Asset Value, End of Period	Total Return(3)	Total Return Excluding Non-recurring Payment from Former Administrator(3)(8)	Net Assets, End of Period (000s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

$—	$(0.018)	$—	$1.00	1.86%	—%	$224,685	0.55%	0.55%	1.82%
—	(0.031)	—	1.00	3.16	—	219,625	0.53	0.53	3.11
(0.002)	(0.032)	—	1.00	3.18	2.95	217,664	0.57	0.59	2.88
—	(0.019)	—	1.00	1.87	—	257,842	0.57	0.60	1.87
—	(0.007)	—	1.00	0.65	—	191,165	0.60	0.60	0.64

Virtus Mutual Funds	89

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Investment Company Act File No. 811-7447	4-09
8003

INSIGHT MONEY MARKET FUNDS — CLASS A SHARES

Virtus Insight Government Money Market Fund

Virtus Insight Money Market Fund

Virtus Insight Tax-Exempt Money Market Fund

Virtus Mutual Funds

Virtus Insight Money Market Funds — Class A Shares

Virtus Insight Money Market Funds

Introduction to Virtus Insight Money Market Funds

è

Money market funds invest in short-term money market instruments issued by banks, other U.S. corporations, the U.S. Government, state or local governments, and other entities. These securities may include certificates of deposit, bankers’ acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed securities and repurchase agreements.

è	Money market funds must conform to a number of regulations, including rules that require each fund to:

•	limit the dollar-weighted average maturity of their investments to 90 days or less;

•	buy only high-quality, short-term money market instruments; and

•	buy securities with remaining maturities no longer than 397 days.

è

Each fund’s investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund’s shareholders. There is no guarantee that a fund will achieve its objective.

è	An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

è

Each fund’s principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under “Risks Related to Principal Investment Strategies,” beginning on page 11.

U.S. Treasury Department Temporary Guarantee Program for Money Market Funds

Each fund has elected to extend its Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) which permits the funds to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury will guarantee the share price of shares a fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

•

For shareholders a fund, the Program provides a guarantee for the lesser of (a) the number of fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of fund shares owned by the shareholder on the date of a Guarantee Event.

Virtus Insight Money Market Funds	1

•

The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the team of the Program.

Fund shares acquired under the following circumstances are not eligible for protection under the Program:

•	by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008;

•	by investors who did not hold fund shares at the close of business on September 19, 2008; and

•	by investors in an account closed and reopened subsequent to September 19, 2008.

Participation in each of the initial term and extended terms of the Program required a payment to the Treasury in the amount of .01% to .015% of the fund’s net asset value as of September 19, 2008. This expense was borne by the fund.

The Program will expire on September 18, 2009.

2	Virtus Insight Money Market Funds

Virtus Insight Government Money Market Fund

Investment Objective

The Virtus Insight Government Money Market Fund has an investment objective to seek to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

è

The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund’s subadviser, present minimal credit risks. The fund normally invests at least 80% of its assets in government money market securities which are defined as:

•

U.S. Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. Government and securities issued by U.S. Government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); or

•

Securities issued by the U.S. Government whose interest and principal payments are not backed by the full faith and credit of the U.S. Government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only; and repurchase agreements collateralized by U.S. Government securities.

The fund’s policy of investing at least 80% of its assets in government short-term money market instruments may be changed only upon 60 days written notice to shareholders.

è

The fund will purchase only securities (other than U.S. Government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the adviser to be of comparable quality) unless only one such agency has rated the security. No more than 5% of the fund’s assets will be invested in securities in the second highest rating category. The fund’s current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

Virtus Insight Government Money Market Fund	3

Risks Related to Principal Investment Strategies

•

Counterparty Risk – The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

•

Credit Risk – The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Income Risk – The risk that falling interest rates will cause the fund’s income to decline.

•	Principal Stability Risk – The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 11.

4	Virtus Insight Government Money Market Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Insight Government Money Market Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows the fund’s average annual returns for one, five and ten years. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Average Annual Total Returns (for the periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Shares	1.89%	2.98%	3.10%

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 1.52% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.14% (quarter ended September 30, 2003).

The fund’s 7-day yield on December 31, 2008 was 0.44% for Class A Shares.

Virtus Insight Government Money Market Fund	5

Virtus Insight Money Market Fund

Investment Objective

The Virtus Insight Money Market Fund has an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

Principal Investment Strategies

è

The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund’s subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. Government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

è

The fund will purchase only U.S. dollar-denominated securities. In addition, the fund will purchase only securities (other than U.S. Government securities) that have been rated within the highest rating category by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality) unless only one such agency has rated the security. The fund’s current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

6	Virtus Insight Money Market Fund

Risks Related to Principal Investment Strategies

•

Counterparty Risk – The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

•

Credit Risk – The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Foreign Securities – The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	Income Risk – The risk that falling interest rates will cause the fund’s income to decline.

•	Principal Stability Risk – The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 11.

Virtus Insight Money Market Fund	7

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Insight Money Market Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows the fund’s average annual returns for one, five and ten years. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Average Annual Total Returns (for the periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Shares	2.47%	3.20%	3.30%

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 1.57% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.15% (quarter ended September 30, 2003).

The fund’s 7-day yield on December 31, 2008 was 1.35% for Class A Shares.

8	Virtus Insight Money Market Fund

Virtus Insight Tax-Exempt Money Market Fund

Investment Objective

The Virtus Insight Tax-Exempt Money Market Fund has an investment objective to seek to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

Principal Investment Strategies

è

The fund normally invests at least 80% of its assets in high-quality, short-term money market instruments that generate income that is generally exempt from federal income tax and are not subject to the alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval. The fund may also invest in securities that generate income that is not exempt from federal or state income tax.

Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

è	The fund will invest primarily in U.S. dollar-denominated municipal securities.

è

The fund will purchase only securities (other than U.S. Government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality) unless only one such agency has rated the security. The fund’s current income generally will be lower than the income provided by funds that invest in securities with taxable income or securities with longer maturities or lower quality.

è	Depending on market conditions, the fund may temporarily hold up to 20% of the current value of its assets in securities whose interest income is subject to taxation.

Virtus Insight Tax-Exempt Money Market Fund	9

Risks Related to Principal Investment Strategies

•

Counterparty Risk – The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

•

Credit Risk – The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Income Risk – The risk that falling interest rates will cause the fund’s income to decline.

•	Municipal Market Risk – The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

•	Principal Stability Risk – The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies,” page 11.

10	Virtus Insight Tax-Exempt Money Market Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Insight Tax-Exempt Money Market Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows the fund’s average annual returns for one, five and ten years. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Average Annual Total Returns (for the periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Shares	1.86%	2.14%	2.09%

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 0.97% (quarter ended June 30, 2006) and the lowest return for a quarter was 0.10% (quarter ended September 30, 2003).

The fund’s 7-day yield on December 31, 2008 was 0.72% for Class A Shares.

Virtus Insight Tax-Exempt Money Market Fund	11

Risks Related To Principal Investment Strategies

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Specific risks of investing in the various money market funds are indicated in the chart below and described in detail following the chart.

Risks For One or More Funds	Insight Government Money Market Fund	Insight Money Market Fund	Insight Tax-Exempt Money Market Fund
Counterparty	X	X	X
Credit	X	X	X
Foreign Securities		X
Income	X	X	X
Municipal Market			X
Principal Stability	X	X	X

Counterparty Risk

The risk that a fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the fund’s incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Foreign Securities Risk

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital;

12	Virtus Insight Money Market Funds

exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

Income Risk

The risk that falling interest rates will cause a fund’s income to decline. A fund’s dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

Municipal Market Risk

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Principal Stability Risk

The risk that a money market fund may not be able to maintain a stable net asset value of $1.00 per share.

Virtus Insight Money Market Funds	13

Fund Fees and Expenses

The tables below illustrate all the fees and expenses that you may pay if you buy and hold Class A Shares of the Virtus Insight Money Market Funds.

			Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases			None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)			None
Maximum Sales Charge (load) Imposed on Reinvested Dividends			None
Redemption Fee			None
Exchange Fee			None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Insight Government Money Market	Insight Money Market	Insight Tax-Exempt Money Market
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.10%	0.10%	0.10%
Shareholder Servicing Fees	0.25%	0.25%	0.25%
Other Expenses	0.11%	0.09%	0.09%
Acquired Fund Fees and Expenses	—	—	0.01%

Total Annual Fund Operating Expenses	0.56%	0.54%	0.55%

14	Virtus Insight Money Market Funds

Example

This example is intended to help you compare the cost of investing in Class A Shares of each fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Insight Government Money Market	$57	$179	$313	$701
Insight Money Market	$55	$173	$302	$677
Insight Tax-Exempt Money Market	$56	$176	$307	$689

Additional Investment Techniques and Related Risks

Municipal Market Risk

The Insight Money Market Fund may invest in taxable municipal securities. Certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. The fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Virtus Insight Money Market Funds	15

Management of the Funds

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2008, VIA had approximately $11.5 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Subject to the direction of the funds’ Board of Trustees, VIA is responsible for managing each fund’s investment program and for the general operations of the funds, including oversight of each fund’s subadviser. VIA has appointed and oversees the activities of Harris Investment Management, Inc. (Harris) as the investment subadviser for each of the funds. Prior to May 18, 2006, Harris was each fund’s investment adviser.

The funds each separately pay VIA a monthly investment management fee that is accrued daily against the value of the respective fund’s net assets at the annual rate of 0.14% on the fund’s first $100 million of net assets, plus 0.10% on the fund’s remaining net assets.

The Subadviser

Harris is the subadviser to each of the funds and is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc. which is wholly owned by Harris Financial Corp. Harris Financial Corp. is wholly owned by Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2008, Harris had approximately $11.8 billion in assets under management.

VIA pays Harris a subadvisory fee at the annual rate of 0.07% on each fund’s first $100 million of net assets, plus 0.05% on the fund’s remaining net assets.

For each fund, the subadvisory fee payable to Harris will be reduced by 50% of any reimbursements or waivers by VIA and increased by 50% of any such reimbursements or waivers subsequently recaptured.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with VIA and the subadvisory agreement with Harris is available in the funds’ annual report covering the period from January 1, 2008 through December 31, 2008.

16	Virtus Insight Money Market Funds

Portfolio Managers

Insight Government Money Market Fund

Peter J. Arts, Principal, Head of Short Duration Fixed Income and Portfolio Manager (Harris)

Mr. Arts joined Harris in 1995. He has 15 years of investment management experience and has served as a manager of the fund since 2004. Mr. Arts is also a manager of the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund.

Boyd R. Eager, Principal and Portfolio Manager (Harris)

Mr. Eager joined Harris in 1996. He has 13 years of investment management experience and has served as a manager of the fund since 2004. Mr. Eager is also a manager of the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund.

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Prior to joining Harris in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 17 years of investment management experience and has served as a manager of the fund since May 2006. Ms. Keywell is also a manager of the Intermediate Tax Exempt Bond Fund, the Tax-Exempt Bond Fund, the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund.

Insight Money Market Fund

Peter J. Arts, Principal, Head of Short Duration Fixed Income and Portfolio Manager (Harris)

Mr. Arts has served as a manager of the fund since 2004. See information for the Insight Government Money Market Fund.

Boyd R. Eager, Principal and Portfolio Manager (Harris)

Mr. Eager has served as a manager of the fund since 2004. See information for the Insight Government Money Market Fund.

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Ms. Keywell was appointed as a manager of the fund in 2006. See information for the Insight Government Money Market Fund.

Insight Tax-Exempt Money Market Fund

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Ms. Keywell has served as a manager of the fund since 1998. See information for the Insight Government Money Market Fund.

Peter J. Arts, Principal, Head of Short Duration Fixed Income and Portfolio Manager (Harris)

Mr. Arts has served as a manager of the fund since 2004. See information for the Insight Government Money Market Fund.

Virtus Insight Money Market Funds	17

Boyd R. Eager, Principal and Portfolio Manager (Harris)

Mr. Eager was appointed as a manager of the fund in May 2006. See information for the Insight Government Money Market Fund.

Please refer to the Statement of Additional Information for additional information about each fund’s Portfolio Managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

Pricing of Fund Shares

How is the Share Price Determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Securities held in the Virtus money market funds are valued at amortized cost. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining each class’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value of each class of each fund generally is determined as of the times indicated in the table below on each business day, except on those days the Securities Industry and Financial Markets Association (formerly, the Bond Market Association) (“SIFMA”) recommends that the U.S. bond market remains closed.

18	Virtus Insight Money Market Funds

The funds may price their shares at an earlier time if an early close is recommended by SIFMA. Information regarding whether they are expected to do so on any such day will be available to investors who call Mutual Fund Services toll-free at (800) 243-1574. A fund will not calculate its net asset value per share class on days SIFMA has recommended that the U.S. bond market remains closed.

Insight Government Money Market Fund	4:30 PM eastern time
Insight Money Market Fund	4:30 PM eastern time
Insight Tax-Exempt Money Market Fund	12:00 Noon eastern time

At what price are shares purchased?

Investments received by the funds’ authorized agents will be executed based on the next-determined net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the next-determined net asset value following the dividend record date.

Sales Charges

What share classes are offered?

The money market funds offer three classes of shares. This Prospectus contains information for Class A Shares only. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended (“the 1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The funds have also adopted shareholder servicing plans in addition to the distribution and service plans allowed under Rule 12b-1. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Virtus Insight Money Market Funds	19

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

20	Virtus Insight Money Market Funds

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

Step 2.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

Virtus Insight Money Market Funds	21

How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the applicable net asset value determined after receipt of a purchase order by the funds’ Transfer Agent. Orders in proper form placed prior to 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund) and payments for which are received in or converted into Federal Funds by the funds’ custodian by 6:00 PM will become effective at the price determined on that day at 12:00 Noon or 4:30 PM, respectively. In either case, shares purchased will receive the dividend on that day. Orders placed after 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund) will become effective at the applicable price next determined after receipt of the order, which generally will be on the next business day. Specified times are eastern time.

22	Virtus Insight Money Market Funds

How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption request in good order order by the funds’ Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

Written redemption requests will be priced at the net asset value next calculated after the written request is received in proper form. If the redemption proceeds are wired to you on the same day your order is priced, you will not receive the dividend declared on that day. If a check for your redemption proceeds is mailed to you on the next business day after your request is priced, you will be entitled to dividends through the day on which the fund priced your request.

Provided in each case that the funds’ custodian is open for business on that day, telephone redemption requests received by 12:00 Noon generally will be processed so that redemption proceeds are sent by 1:30 PM; telephone redemption requests received by 3:30 PM for either the Insight Government Money Market Fund or the Insight Money Market Fund generally will be processed so that redemption proceeds are sent by 4:45 PM; and telephone redemption requests received by 4:30 PM for either the Insight Government Money Market Fund or the Insight Money Market Fund generally will be processed so that redemption proceeds are sent by 5:45 PM. In all such instances, the shares being redeemed will not receive the dividend declared on that day. Telephone redemption requests made after 12:00 Noon (Insight Tax Exempt Money Market Fund) or 4:30 PM (Insight Government Money Market Fund and Insight Money Market Fund), or made before such applicable time on a day when the funds’ custodian is closed, generally will be processed so that payment is made the next business day on which the funds’ custodian is open for business. Specified times are eastern time.

Virtus Insight Money Market Funds	23

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Additional documentation may be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

24	Virtus Insight Money Market Funds

Send a clear letter of instruction with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.

Virtus Insight Money Market Funds	25

Account Policies

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web site at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within one year of a finder’s fee being paid on such Virtus non-money market fund shares, a 1% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

26	Virtus Insight Money Market Funds

Retirement Plans

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800) 243-1574. (See the Telephone Exchange section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Checkwriting is available for Class A Shares of the Virtus money market funds. If you are an investor in one of these funds and have completed the Checkwriting section of your application and signature card, you may redeem shares by writing a check against your account. When a check is presented to the Transfer Agent for payment, the fund’s custodian will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check.

Virtus Insight Money Market Funds	27

You will continue to earn income on your shares until the check is presented to the Transfer Agent for payment. The minimum check amount is $500.

This privilege is not available for IRAs, SEP-IRAs, 401(k), 403(b), Keogh and other retirement accounts.

The checkwriting privilege is subject to the customary rules and regulations governing checkwriting:

•	For joint tenant accounts, each shareholder must sign each check, unless the shareholders have authorized fewer signatures and such election is on file with the fund’s Transfer Agent.

•

A sufficient number of shares is required to cover the amount of the check. If you do not own enough shares to cover a check when presented, the check will be returned to the payee marked “insufficient funds”.

•	A check may be returned if it is for less than $500 or if the check would require the redemption of shares purchased by check or electronic funds transfer within the ten previous business days.

The funds and the custodian reserve the right to terminate or modify the checkwriting privilege or to impose a service fee in connection with the privilege.

Charges may be imposed for returned checks, stop-payment orders, copies of cancelled checks and other special services.

Disclosure of Fund Holdings. The funds make available on Virtus’ Web site virtus.com, information with respect to each fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web site until full portfolio holdings information becomes publicly available. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Virtus’ Web site at virtus.com. The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A fund may make its holdings information publicly available prior to these filings in certain circumstances. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

28	Virtus Insight Money Market Funds

Tax Status of Distributions

Each fund accrues dividends daily and plans to make distributions from net investment income monthly. Distributions of net realized capital gains, if any, will be made at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, which are distributed to shareholders and designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Master Fund/Feeder Fund Structure

The Board of Trustees has the authority to convert any fund to a “feeder” fund in a Master Fund/Feeder Fund Structure in which the fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate “master” fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

Virtus Insight Money Market Funds	29

Financial Highlights

These tables are intended to help you understand the funds’ financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, 2007 and 2006 has been audited by the funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP. For periods prior to December 31, 2006, this information was audited by the funds’ previous independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain/(Loss)	Payment by Affiliate	Non-Recurring Payment from Former Administrator(3)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
Insight Government Money Market Fund
Class A(2)
1/1/08 to 12/31/08	$1.00	$0.019	$—	$—	$—	$0.019	$(0.019)	$—
1/1/07 to 12/31/07	1.00	0.046	—	—	—	0.046	(0.046)	—(4)
1/1/06 to 12/31/06	1.00	0.047	—	—	0.002	0.049	(0.047)	—
1/1/05 to 12/31/05	1.00	0.027	—	—	—	0.027	(0.027)	—
1/1/04 to 12/31/04	1.00	0.009	—	—	—	0.009	(0.009)	—
Insight Money Market Fund
Class A(2)
1/1/08 to 12/31/08	$1.00	$0.024	$(0.005)	$0.005	$—	$0.024	$(0.024)	$—
1/1/07 to 12/31/07	1.00	0.048	—	—	—	0.048	(0.048)	—
1/1/06 to 12/31/06	1.00	0.048	—	—	0.002	0.050	(0.048)	—
1/1/05 to 12/31/05	1.00	0.028	—	—	—	0.028	(0.028)	—
1/1/04 to 12/31/04	1.00	0.009	—	—	—	0.009	(0.009)	—
Insight Tax-Exempt Money Market Fund
Class A(2)
1/1/08 to 12/31/08	$1.00	$0.018	$—	$—	$—	$0.018	$(0.018)	$—(4)
1/1/07 to 12/31/07	1.00	0.031	—	—	—	0.031	(0.031)	—
1/1/06 to 12/31/06	1.00	0.030	—	—	0.002	0.032	(0.030)	—
1/1/05 to 12/31/05	1.00	0.019	—	—	—	0.019	(0.019)	—
1/1/04 to 12/31/04	1.00	0.007	—	—	—	0.007	(0.007)	—

30	Virtus Insight Money Market Funds

Distributions from Non- Recurring Payment from Former Administrator(3)	Total Distributions	Redemption Fees Added to Paid-in Capital(1)	Net Asset Value, End of Period	Total Return		Total Return Excluding Non-Recurring Payment from Former Administrator(3)	Net Assets, End of Period (000s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

$—	$(0.019)	$—	$1.00	1.89%		—%	$229,729	0.56%	0.56%	1.84%
—	(0.046)	—	1.00	4.71		—	207,943	0.54	0.54	4.59
(0.002)	(0.049)	—	1.00	4.76		4.56	238,247	0.57	0.60	4.46
—	(0.027)	—	1.00	2.70		—	262,512	0.55	0.60	2.65
—	(0.009)	—	1.00	0.88		—	234,751	0.56	0.60	0.88

$—	$(0.024)	$—	$1.00	2.47	%(5)	—%	$706,353	0.54%	0.55%	2.52%
—	(0.048)	—	1.00	4.91		—	1,169,249	0.53	0.54	4.80
(0.002)	(0.050)	—	1.00	4.93		4.68	880,851	0.52	0.56	4.58
—	(0.028)	—	1.00	2.80		—	920,774	0.52	0.60	2.72
—	(0.009)	—	1.00	0.94		—	1,179,902	0.52	0.59	0.90

$—	$(0.018)	$—	$1.00	1.86%		—%	$224,685	0.55%	0.55%	1.82%
—	(0.031)	—	1.00	3.16		—	219,625	0.53	0.53	3.11
(0.002)	(0.032)	—	1.00	3.18		2.95	217,664	0.57	0.59	2.88
—	(0.019)	—	1.00	1.87		—	257,842	0.57	0.60	1.87
—	(0.007)	—	1.00	0.65		—	191,165	0.60	0.60	0.64

Footnote Legend:

(1)	Fund assessed a redemption fee in the amount of 2.00% on redemptions of shares that were held 90 days or less (30 days or less, effective June 4, 2004) from time of purchase. Fees collected were retained by the Fund for the benefit of the remaining shareholders.
(2)	For period ended 12/31/05 and prior periods information represents the N Shares which converted to Class A on June 26, 2006.
(3)	Non-recurring payment. Represents reimbursements for fees paid in excess of fee agreements.
(4)	Amount is less than $0.0005.
(5)	Total return includes the effect of a payment by affiliate. Without this effect, the total return would have been 1.91% for Class A shares.

Virtus Insight Money Market Funds	31

c/o State Street Bank and Trust Company
P.O. Box 8301
Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Investment Company Act File No. 811-7447	4-09
8031

Virtus Insight Money Market Fund — Exchange Shares

Wouldn’t you rather have this
document e-mailed to you?
TRUST NAME:		Eligible shareholders can sign
VIRTUS INSIGHT TRUST	May 1, 2009	up for E-Delivery at Virtus.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.

Virtus Insight Money Market Fund—Exchange Shares

Investment Risk and Return Summary

Investment Objective

Virtus Insight Money Market Fund has an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. There is no guarantee that the fund will achieve its objective. The fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Þ	The fund seeks to maintain a stable $1.00 per share price.

Þ

The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund’s subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

Þ	The fund will limit the dollar-weighted average maturity of its investments to 90 days or less and will buy securities with remaining maturities no longer than 397 days.

Þ

The fund will purchase only U.S. dollar-denominated securities. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the highest rating category by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality) unless only one such agency has rated the security. The fund’s current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

U.S. Treasury Department Temporary Guarantee Program for Money Market Funds

The fund has elected to extend its Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) which permits the fund to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury will guarantee the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

•

For shareholders of the fund, the Program provides a guarantee for the lesser of (a) the number of fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of fund shares owned by the shareholder on the date of a Guarantee Event.

•

The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired under the following circumstances are not eligible for protection under the Program:

•	by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008;

•	by investors who did not hold fund shares at the close of business on September 19, 2008; and

•	by investors in an account closed and reopened subsequent to September 19, 2008.

Participation in each of the initial term and extended terms of the Program required a payment to the Treasury in the amount of .01% to .015% of the fund’s net asset value as of September 19, 2008. This expense was borne by the fund.

Virtus Insight Money Market Fund	1

The Program will expire on September 18, 2009.

Risks Related to Principal Investment Strategies

•

General. An investment in the Virtus Insight Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•

Counterparty Risk. The risk that a fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the fund’s incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

•

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

•

Foreign Securities Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

•	Income Risk. The risk that falling interest rates will cause a fund’s income to decline. A fund’s dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

•	Principal Stability Risk. The risk that a money market fund may not be able to maintain a stable net asset value of $1.00 per share.

2	Virtus Insight Money Market Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Insight Money Market Fund. The bar chart shows changes in the fund’s Exchange Shares performance from year to year over the life of the fund. The table shows the fund’s average annual returns for one year, five years and since inception. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

Best Quarter: Q3 2007 1.34%    Worst Quarter: Q3 2003 0.23%

Average Annual Total Returns (for the periods ended 12/31/08)	1 Year	5 Years	Since Inception (7/12/01)
Exchange Shares	2.82%	3.50%	2.91%

The fund’s 7-day yield on December 31, 2008 was 1.71% for Exchange Shares.

Virtus Insight Money Market Fund	3

Fund Fees and Expenses

The tables below illustrate all the fees and expenses that you may pay if you buy and hold Exchange Shares of the Virtus Insight Money Market Fund.

Exchange Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Insight Money Market
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%
Shareholder Servicing Fees(a)	0.05%
Other Expenses	0.09%
Acquired Fund Fees and Expenses

Total Annual Fund Operating Expenses(b)	0.24%

(a) The fund’s distributor has voluntarily agreed to waive the fund’s Exchange Shares Shareholder Servicing fees. The distributor may discontinue this voluntary fee waiver at any time.

(b) Actual Total Annual Fund Operating Expenses, after waiver of the shareholder servicing fee by the distributor, were 0.19% for the Exchange Shares of the Insight Money Market Fund.

Example

This example is intended to help you compare the cost of investing in Exchange Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs and return on your investment may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Insight Money Market	$25	$77	$135	$306

Note: The examples do not include the effects of the fee waiver obligations of the distributor; therefore, your actual expenses for the Insight Money Market Exchange Shares may be lower than those shown.

4	Virtus Insight Money Market Fund

Additional Investment Techniques and Related Risks

Municipal Market Risk

The Insight Money Market Fund may invest in taxable municipal securities. Certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. The fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Management of the Fund

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2008, VIA had approximately $11.5 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser, Harris Investment Management, Inc. (Harris). Prior to May 18, 2006, Harris was the fund’s investment adviser.

The fund pays VIA a monthly investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.14% on the first $100 million of net assets, plus 0.10% on the fund’s remaining net assets.

The Subadviser

Harris is the subadviser to the Insight Money Market Fund and is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc. which is wholly owned by Harris Financial Corp. Harris Financial Corp is wholly owned by Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2008, Harris had approximately $11.8 billion in assets under management.

VIA pays Harris a subadvisory fee at the rate of 0.07% of the fund’s first $100 million of net assets, plus 0.05% on the fund’s remaining net assets.

The subadvisory fee payable to Harris will be reduced by 50% of any reimbursements or waivers by VIA and increased by 50% of any such reimbursements or waivers subsequently recaptured.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with VIA and the subadvisory agreement with Harris is available in the fund’s annual report covering the period from January 1, 2008 through December 31, 2008.

Portfolio Management

Peter J. Arts, Principal, Head of Short Duration Fixed Income and Portfolio Manager (Harris)

Mr. Arts joined Harris in 1995. He has 15 years of investment management experience and has served as a manager of the fund since 2004. Mr. Arts is also a manager of the Insight Government Money Market Fund and Insight Tax-Exempt Money Market Funds.

Boyd R. Eager, Principal and Portfolio Manager (Harris)

Mr. Eager joined Harris in 1996. He has 13 years of investment management experience and has served as a manager of the fund since 2004. Mr. Eager is also a manager of the Insight Government Money Market Fund and Insight Tax-Exempt Money Market Fund.

Virtus Insight Money Market Fund	5

Kimberly J. Keywell, Principal and Portfolio Manager (Harris)

Prior to joining Harris in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 17 years of investment management experience and has served as a manager of the fund since May 2006. Ms. Keywell is also a manager of the Tax-Exempt Bond Fund, Insight Government Money Market Fund, Intermediate Tax-Exempt Bond Fund and Insight Tax-Exempt Money Market Fund.

Please refer to the Statement of Additional Information for additional information about the fund’s Portfolio Managers including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Pricing of Fund Shares

How is the Share Price Determined?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining each class’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share of the Insight Money Market Fund generally is calculated as of 4:30 PM eastern time, on each business day, except on those days the Securities Industry and Financial Markets Association (formerly, the Bond Market Association) (“SIFMA”) recommends that the U.S. bond market remains closed. The fund may price its shares at an earlier time if an early close is recommended by SIFMA. Information regarding whether the fund is expected to do so on any such day will be available to investors who call Mutual Fund Services toll-free at (800) 243-1574. The fund will not calculate its net asset value per share class on days SIFMA has recommended that the U.S. bond market remains closed.

At what price are shares purchased?

Investments received by the fund’s authorized agents will be executed based on the next-determined net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the next-determined net asset value following the dividend record date.

6	Virtus Insight Money Market Fund

Your Account

Exchange Shares are available to futures commission merchants and the exchanges through which they trade.

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the net asset value next calculated after the decision is made by us to close the account.

The fund reserves the right to refuse any purchase order for any reason.

How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the applicable net asset value determined after receipt of a purchase order by the fund’s transfer agent. Orders in proper form placed prior to 4:30 PM and payments for which are received in or converted into Federal Funds by the fund’s custodian by 6:00 PM will become effective at the price determined on that day at 4:30 PM. Shares purchased will receive the dividend on that day. Orders for shares placed after 4:30 PM will become effective at the applicable price next determined after receipt of the order, which generally will be on the next business day. Specified times are eastern time.

Virtus Insight Money Market Fund	7

How to Sell Shares

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees.

Written redemption requests will be priced at the net asset value next calculated after the written request is received in proper form. If the redemption proceeds are wired to you on the same day your order is priced, you will not receive the dividend declared on that day. If a check for your redemption proceeds is mailed to you on the next business day after your request is priced, you will be entitled to dividends through the day on which the fund priced your request.

Provided in each case that the fund’s custodian is open for business on that day, telephone redemption requests received by 12:00 Noon generally will be processed so that redemption proceeds are sent by 1:30 PM; telephone redemption requests received by 3:30 PM generally will be processed so that redemption proceeds are sent by 4:45 PM; and telephone redemption requests received by 4:30 PM generally will be processed so that redemption proceeds are sent by 5:45 PM. In all such instances, the shares being redeemed will not receive the dividend declared on that day. Specified times are eastern time.

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	Requests can be made by calling (800) 243-1574.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. Additional documentation may be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ

Send a clear letter of instruction including the name of the fund shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

The signature on your request must include a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

8	Virtus Insight Money Market Fund

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.

Disclosure of Fund Holdings

The fund makes available on Virtus’ Web site virtus.com information with respect to its top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web site until full portfolio holdings information becomes publicly available. A full listing of the fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund’s shareholder reports are available without charge on Virtus’ Web site at virtus.com. The fund’s Form N-Q filings are available on the SEC’s Internet site at sec.gov. The fund may make its holdings information publicly available prior to those filings in certain circumstances. A more detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The fund accrues dividends daily and plans to make distributions from net investment income monthly. Distributions of net realized capital gains, if any, will be made at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, which are distributed to shareholders and designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes. There are proposals pending in Congress to modify the tax treatment of distributions paid in additional shares.

Master Fund/Feeder Fund Structure

The Board of Trustees has the authority to convert the fund to a “feeder” fund in a Master Fund/Feeder Fund Structure in which the fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate “master” fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

Virtus Insight Money Market Fund	9

Financial Highlights

The table is intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2008, 2007 and 2006 has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. For periods prior to December 31, 2006, this information was audited by the fund’s previous independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.

	Exchange Shares
	Year Ended December 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.028		0.052	0.049	0.031	0.013
Net realized and unrealized gain/(loss) on investments	(0.005)		—	—	—	—
Payment by affiliate	0.005		—	—	—	—
Non-recurring payment from former administrator(1)	—		—	—	—	—

Total from investment operations	0.028		0.052	0.049	0.031	0.013

Distributions from net investment income	(0.028)		(0.052)	(0.049)	(0.031)	(0.013)
Distributions from net realized gains	—		—	—	—	—
Distributions from non-recurring payment from former administrator(1)	—		—	—	—	—

Total distributions	(0.028)		(0.052)	(0.049)	(0.031)	(0.013)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.82	%(2)	5.28%	5.04%	3.15%	1.28%
Total return excluding non-recurring payment from former administrator(1)	—%		—%	—%	—%	—%
Net assets end of period (000)	$172,390		$362,476	$440,609	$1,409,677	$1,029,184
Ratio of net operating expenses to average net assets	0.19%		0.18%	0.17%	0.17%	0.17%
Ratio of gross operating expenses to average net assets (excluding waivers and reimbursements)	0.24%		0.24%	0.24%	0.30%	0.30%
Ratio of net investment income to average net assets	3.01%		5.16%	4.81%	3.24%	1.35%

(1) Non-recurring payment. Represents reimbursements for fees paid in excess of fee agreements.

(2) Total return includes the effect of a payment by affiliate. Without this effect, the total return would have been 2.27% for Exchange Shares.

10	Virtus Insight Money Market Fund

c/o State Street Bank and Trust Company P.O. Box 8301 Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Investment Company Act File No. 811-7447	4-09
8030

Virtus INSIGHT TRUST

Equity Funds

Virtus Balanced Allocation Fund

Virtus Core Equity Fund

Virtus Disciplined Small-Cap Growth Fund

Virtus Disciplined Small-Cap Opportunity Fund

Virtus Disciplined Small-Cap Value Fund

Virtus Emerging Markets Opportunities Fund

Virtus Index Fund

Virtus Value Equity Fund

Fixed Income Funds

Virtus High Yield Income Fund

Virtus Intermediate Government Bond Fund

Virtus Intermediate Tax-Exempt Bond Fund

Virtus Short/Intermediate Bond Fund

Virtus Tax-Exempt Bond Fund

Money Market Funds

Virtus Insight Government Money Market Fund

Virtus Insight Money Market Fund

Virtus Insight Tax-Exempt Money Market Fund

101 Munson Street

Greenfield, Massachusetts 01301

Statement of Additional Information

May 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for the Virtus Insight Trust (“the Trust”), dated May 1, 2009, and should be read in conjunction with them. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s Prospectuses, annual or semiannual reports by visiting the Virtus Mutual Funds’ Web site at virtus.com, by calling VP Distributors, Inc. (“VP Distributors” or “Distributor”) at (800) 243-4361 or by writing VP Distributors at 100 Pearl Street, Hartford, CT 06103.

Mutual Fund Services: (800) 243-1574

Adviser Consulting Group: (800) 243-4361

Telephone Orders: (800) 367-5877

Web Site: virtus.com

8003B (5/09)

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust on December 6, 1995. Currently, the Trust is named Virtus Insight Trust. Prior to May 18, 2006, it was named Harris Insight Funds Trust. From May 18, 2006 to October 20, 2008, the Trust was named “Phoenix Insight Funds Trust.”

The Trust’s Prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objectives. The “Equity Funds” are: Virtus Balanced Allocation Fund (“Balanced Allocation Fund”), Virtus Core Equity Fund (“Core Equity Fund”), Virtus Disciplined Small-Cap Growth Fund (“Disciplined Small-Cap Growth Fund”), Virtus Disciplined Small-Cap Opportunity Fund (“Disciplined Small-Cap Opportunity Fund”), Virtus Disciplined Small-Cap Value Fund (“Disciplined Small-Cap Value Fund”), Virtus Emerging Markets Opportunities Fund (“Emerging Markets Opportunities Fund”), Virtus Index Fund (“Index Fund”), and Virtus Value Equity Fund (“Value Equity Fund”). The “Fixed Income Funds” are Virtus High Yield Income Fund (“High Yield Income Fund”), Virtus Intermediate Government Bond Fund (“Intermediate Government Bond Fund”), Virtus Intermediate Tax-Exempt Bond Fund (“Intermediate Tax-Exempt Bond Fund”), Virtus Short/Intermediate Bond Fund (“Short/Intermediate Bond Fund”), and Virtus Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”). Effective May 16, 2008 Virtus Insight Bond Fund merged into Virtus Bond Fund, a series of Virtus Opportunities Trust and therefore is no longer a series of this Trust. The “Money Market Funds” are Virtus Insight Government Money Market Fund (“Insight Government Money Market Fund”), Virtus Insight Money Market Fund (“Insight Money Market Fund”), and Virtus Insight Tax-Exempt Money Market Fund (“Insight Tax-Exempt Money Market Fund”). Prior to October 1, 2008, each of the non-money market funds was named “Phoenix Insight” and each of the money market funds was named “Phoenix” in place of “Virtus” in its name. Each of the “Equity Funds”, “Fixed Income Funds” and “Money Market Funds” are each, a “Fund” and, together, the “Funds.” Each Fund’s investment objective is a non-fundamental policy of that Fund and may be changed by the Board of Trustees without the approval of the Fund’s shareholders. The following discussion supplements the disclosure in the Prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended (“the 1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

(1)    No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies. This is not a fundamental policy of the Funds.

(2)    No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies. This is not a fundamental policy of the Funds.

(3)    No Fund may invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, (ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and (iii) in the case of the Money Market Funds, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

(4)    No Fund may borrow money except to the extent permitted by applicable law, regulation or order.

(5)    No Fund may issue any senior security except to the extent permitted by applicable law, regulation or order.

(6)    No Fund may underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire “restricted” securities that, in the event of a resale, might be required to be registered under the 1933 Act on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

(7)    No Fund may make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

(8)    No Fund may purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein.

(9)    No Fund may purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

(10)    No Fund may invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the Securities and Exchange Commission (the “SEC”).

(11)    No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities. This is not a fundamental policy of the Funds.

(12)    No Fund may invest more than 15% (10% in the case of a Money Market Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days. This is not a fundamental policy of the Funds.

(13)    No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales. This is not a fundamental policy of the Funds.

(14)    As a matter of fundamental policy, none of the foregoing investment policies or restrictions of a Fund shall prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions.

Except as noted below, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (4), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

For purposes of these investment restrictions, as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a “private activity bond,” if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

MASTER FUND/FEEDER FUND STRUCTURE

The shareholders of each Fund have authorized the Fund to become a “feeder fund” by investing substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a “Master Fund/Feeder Fund Structure”). Prior to the conversion of any Fund to a feeder fund, however, the Board of Trustees would be required to approve the conversion and shareholders would be notified.

Although the Trust’s Board of Trustees has not determined that any of the Funds should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date and could vote at some time in the future to convert a Fund into a “Feeder Fund” under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund’s shareholders would not be altered by this change.)

INVESTMENT TECHNIQUES AND RISKS

The following pages contain more detailed information about types of instruments in which a Fund may invest, strategies the Adviser and/or Subadvisers may employ in pursuit of a Fund’s investment objective, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques.

Throughout this section, the term Adviser may be used to refer to a Subadviser, if any.

Bank Obligations

Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers’ acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Money Market Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (“U.S. banks”). The Money Market Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of the Adviser, are of an investment quality comparable to obligations of U.S. banks that may be purchased by such Money Market Fund. The Money Market Fund may invest more than 25% of the current value of its total assets in obligations including of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.

Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce a Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Borrowing

Each Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, which borrowing may be secured by the pledge of up to 10% of the current value of the Fund’s net assets. Investments may not be purchased while any aggregate borrowings in excess of 5% exist.

Common and Preferred Stock

The Equity Funds and the High Yield Income Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. The Disciplined Small-Cap Growth Fund, the Disciplined Small-Cap Opportunity Fund, and the Disciplined Small-Cap Value Fund have heightened exposure to these risks due to their policy of investing in smaller companies.

Convertible Securities

The Equity Funds and the Fixed Income Funds may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities; that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

See additional information on ratings and debt obligations below under “Debt Securities” and in Appendix A of this SAI.

Debt Securities

Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security’s maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.

Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fixed Income Fund’s investment objective depends in part on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

The rating or quality of a debt security refers to the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”), or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

Duration. Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

High Yield Debt Securities. Securities rated “BB”, “B”, or “CCC” by S&P (“Ba” or lower by Moody’s) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, with “B” indicating a lesser degree of speculation than “CCC”. Such securities are frequently referred to as “high yield” securities or

“junk bonds”. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated “CCC” (“Caa” by Moody’s) have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Trust’s Board of Trustees to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund’s ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Depositary Receipts

The Emerging Markets Opportunities Fund, the Disciplined Small-Cap Growth Fund, and the High Yield Income Fund may purchase sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (“Depositary Receipts”). Each of the Equity Funds not previously named also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Dollar Rolls

A Fund may enter into a mortgage dollar roll in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

Emerging Market Securities

The Emerging Markets Opportunities Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Additional Risk Factors. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Emerging Markets Opportunities Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Floating and Variable Rate Obligations

Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security’s market value to changes in interest rates. The Subadviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub-custodian agreement between the bank and the Funds’ custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months, upon compliance with certain conditions contained in a rule of the SEC. The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.

A floating or variable rate instrument may be subject to the Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

Foreign Currency and Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

Forward Contracts. Each of the Equity Funds and the Fixed Income Funds, except for the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”). Forward contracts may be entered into by the Fund for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. A Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”), if in the judgment of the Subadviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates.

Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

The Emerging Markets Opportunities Fund may also enter into transactions in forward contracts for other than hedging purposes that present greater profit potential but also involve increased risk. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Funds may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Funds will realize profits that will increase their gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Funds may sustain losses that will reduce their gross income. Such transactions, therefore, could be considered speculative.

The Funds have established procedures consistent with statements by the SEC regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which the Funds satisfy this requirement through segregation of assets, they will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of their commitments under forward contracts.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Emerging Markets Opportunities Fund may invest. This may limit a Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Subadviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. These contracts may be traded on an exchange or over-the-counter.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. The Emerging Markets Opportunities Fund and the Disciplined Small-Cap Growth Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

A Fund may also write covered call options on foreign currency to protect against potential declines in its portfolio securities that are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be reduced by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security that is greater than the price of the premium received. A Fund may also write options to close out long put option positions. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market. These instruments may be traded on an exchange or over the counter.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Foreign currency warrants. The Emerging Markets Opportunities Fund may invest in foreign currency warrants. Foreign currency warrants, such as Currency Exchange Warrants (“CEWs”), are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. The Emerging Markets Opportunities Fund may invest in principal exchange rate linked securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. The Emerging Markets Opportunities Fund may invest in performance indexed paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency, as of or about a specified time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Investment Companies

Some of the countries in which the Emerging Markets Opportunities Fund or the Disciplined Small-Cap Growth Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Foreign Securities

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

Each of the Emerging Markets Opportunities Fund and the High Yield Income Fund, may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the “IMF”). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations’ reserves. Interest payments may also be collateralized in part in various ways.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Each of the other Equity Funds, except for the Balanced Allocation Fund, may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Balanced Allocation Fund, the High Yield Income Fund and the Short/Intermediate Bond Fund (each with respect to 20% of its total assets) may invest in non-convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Insight Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Intermediate Government Bond Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities.

Funding Agreements

Funding agreements are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid. These agreements are regulated by the state insurance board of the state where they are executed.

Government Securities

Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“Government Securities”). Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where U.S. Government support of agencies or instrumentalities is discretionary, no assurance can be given that the U.S. Government will provide financial support, since it is not legally obligated to do so.

Guaranteed Investment Contracts

Each of the Short/Intermediate Bond Fund and the Insight Money Market Fund may invest in guaranteed investment contracts (“GICs”) issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist.

Hedging Transactions

The High Yield Income Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Subadviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund’s portfolio, or sectors thereof, through the use of such strategies.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Illiquid Securities and Restricted Securities

Each Fund may invest up to 15% (10% with respect to the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (“the 1933 Act”) (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Subject to the oversight of the Trust’s Board of Trustees, the Subadviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security. A security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust’s Board of Trustees. Those guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees monitors implementation of those guidelines on a periodic basis.

Index Futures Contracts and Options on Index Futures Contracts

Each Equity Fund and Fixed Income Fund may attempt to reduce the risk of investment in equity and other securities by hedging a portion of each portfolio through the use of futures contracts on indices and options on such indices traded on a securities or futures exchange. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Subadviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund’s not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later be purchased in a more advantageous manner. The Index Fund may maintain S&P’s 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of those securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker a percentage of the contract amount, which may be as low as 5% or less, called the “initial margin.” During the term of the contract, the amount of this deposit is adjusted, based on the current value of the futures contract, by payments of variation margin to or from the broker.

Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by S&P or A or higher by Moody’s, began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fixed Income Funds may utilize any such contracts and associated put and call options for which there is an active trading market.

Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund’s net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund’s outstanding futures contracts would exceed 5% of the market value of the Fund’s total assets. When a Fund purchases index futures contracts, it will segregate on the accounting records of the fund, appropriate liquid securities equal to the market value of the futures contracts.

There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called “basis.” There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

All investors in the futures market are subject to initial margin and variation margin requirements. Changes in the initial and variation margin requirements may influence an investor’s decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion. The margin requirements may be changed by the exchanges, including for open positions that may have already been established by the Fund.

In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market may establish a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the contract can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

A Fund’s successful use of index futures contracts and options on indices depends upon the Subadviser’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund’s ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.

See additional risk disclosure below under “Interest Rate Futures Contracts and Related Options.”

Interest Rate Futures Contracts and Related Options

Each Equity Fund and Fixed Income Fund may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, agency securities, three-month

U.S. Treasury Bills, Eurodollars, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit initial margin with the broker, as determined by the broker. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the futures contract.

A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund’s existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund’s total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated on the accounting records of the fund to cover the positions, thereby insuring that the use of the contract is unleveraged.

Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. See “Tax Information” below.

A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Subadviser’s ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable.

Investment Company Securities and Investment Funds

In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 net asset value per share.

Each non-Money Market Fund also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly, within the limits prescribed by the 1940 Act. These limit each such Fund so that, except as provided above in the section “Master Fund/Feeder Fund Structure”, (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. See additional information concerning permitted investments in non-U.S. investment companies above under “Foreign Investment Companies”.

Letters of Credit

Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Subadviser, are of investment quality comparable to other permitted investments of a Fund may be used for Letter of Credit-backed investments.

Loan Participations and Assignments

The Emerging Markets Opportunities Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions (“lenders”). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

Mortgage-Related and Other Asset-Backed Securities

All Equity Funds, the High Yield Income Fund, the Intermediate Government Bond Fund, and the Short/Intermediate Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and Government Stripped Mortgage-Backed Securities. The Intermediate Government Bond Fund may purchase such securities if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (“FHLMC”), and may invest up to 20% of its assets in non-government, mortgage-backed securities.

Each Fund may purchase asset-backed securities, which represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Trust’s Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund’s 15% (10% with respect to the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Mortgage Pass-through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by the GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC.

Collateralized Mortgage Obligations (“CMOs”). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed “illiquid,” and may be subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Adjustable Rate Mortgages—Interest Rate Indices. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One-Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one-, three-, six- or twelve-month intervals.

Other Asset-backed Securities. Through trusts and other special-purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured, and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

The subadviser expects additional assets will be “securitized” in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund’s investment objectives and policies.

Interest Rate Considerations. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes.

Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Municipal Leases

Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered “liquid,” the Subadviser will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of non-appropriation”); and, (5) the legal recourse in the event of failure to appropriate.

Municipal Securities

The Balanced Allocation Fund, the High Yield Income Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Bond Fund, and the Insight Tax-Exempt Money Market Fund may invest in tax-exempt obligations to the extent consistent with each Fund’s investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes (i.e., tax anticipation notes), a bond sale (i.e., bond anticipation notes) or receipt of other revenues (i.e., revenue anticipation notes) are usually general obligations of the issuer.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Bonds. Municipal bonds, which meet longer -term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the investment adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Risks Relating to Municipal Securities.  Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P’s represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Tax Anticipation Notes (“TANs”). An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers commingle various tax proceeds in a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various other obligations could affect the likelihood of making payments on TANs.

Bond Anticipation Notes (“BANs”). The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

Revenue Anticipation Notes (“RANs”). A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The Balanced Allocation Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, and the Tax-Exempt Bond Fund, may also invest in: (1) municipal bonds that are rated at the date of purchase “Baa” or better by Moody’s or “BBB” or better by S&P; (2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase “MIG 1” or “MIG 2” (or “VMIG 1” or “VMIG 2” in the case of an issue having a variable rate with a demand feature) by Moody’s or “SP-1+,” “SP-1,” or “SP-2” by S&P; and (3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase “P-2” or better by Moody’s or “A-2” or better by S&P.

Participation on Creditors’ Committees

The High Yield Income Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Put and Call Options

Each Equity Fund and Fixed Income Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

These Funds each may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. A call option is “covered” if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund’s profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

The SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. Each of the Funds will treat such options and assets as subject to such Fund’s limitation on investment in securities that are not readily marketable.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

Real Estate Investment Trusts (REITs)

Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

Repurchase Agreements

Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund cash or cash equivalents equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the market value of the Fund’s total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

Each of the Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by entering into an agreement to sell portfolio securities to a financial institution such as a bank or broker-dealer and to repurchase them at a mutually specified date and price (“reverse repurchase agreement”). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on the amount obtained pursuant to the reverse repurchase agreement.

A Fund may not enter into a reverse repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the Fund’s net assets would be invested in reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust’s Board of Trustees.

Rule 2a-7 Matters

Each of the Money Market Funds must comply with the requirements of Rule 2a-7 under the 1940 Act (“Rule 2a-7”). Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See Appendix A for more information.

The Insight Money Market Fund may not invest more than 5% of its total assets in second tier securities nor more than the greater of 1% of its total assets or $1 million in the second tier securities of a single issuer. The Insight Tax-Exempt Money Market Fund may not invest more than 5% of its total assets in second tier “conduit securities” (as defined in Rule 2a-7), nor more than 1% of its total assets or $1 million (whichever is greater) in second tier conduit securities issued by a single issuer. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

Securities Lending

A Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral, or a securities lending fee in the case of collateral, in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with the loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Short Sales

When a Fund sells short, it borrows the securities that it needs to deliver to the buyer. A Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high-grade debt obligations. In addition, a Fund will deposit collateral in a segregated account with the Fund’s custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

If a Fund sells a security short-against-the-box, the fund owns the security but does not want to use it for delivery so instead borrows it from a brokerage firm, typically in order to lock in a profit. If a Fund sells securities short-against-the-box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

Sovereign Debt

The Emerging Markets Opportunities Fund and the High Yield Income Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

The Fixed Income Funds may invest in “sovereign debt” that is U.S. dollar-denominated and investment-grade.

Stand-by Commitments

Each of the Balanced Allocation Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Allocation Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Swap Agreements

Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in futures contracts or options on futures contracts if it owns either (1) an offsetting position for the same type of financial asset or (2) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio. Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds’ repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

In addition, the High Yield Income Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody’s or S&P at the time of investment.

Temporary Investments

When business or financial conditions warrant, each of the non-Money Market Funds may assume a temporary defensive position by investing in money-market investments. These money-market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

For temporary defensive purposes, during periods in which the Subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). In the case of the Emerging Markets Opportunities Fund, these short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development (“OECD”); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund’s credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Subadviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Warrants

The Equity Funds and the High Yield Income Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein).

When-Issued Purchases and Forward Commitments (Delayed-Delivery)

When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. The Funds may be required to provide margin for forward transactions. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for Federal income tax purposes.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero Coupon, Deferred Coupon, and PIK Debt Securities

Zero Coupon Securities. Each Fund may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the U.S. Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated (“stripped”) the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor’s return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument’s purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund’s investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security’s maturity value and its purchase price is imputed income to a Fund each year. Under the Federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.

Deferred Coupon Debt Securities. The High Yield Income Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of a Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

PIK Bonds. PIK Bonds are bonds on which interest is payable in kind. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets. PIK bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality.

RATINGS

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund for such type of security to sell the security unless the amount of the security exceeds the Fund’s permissible limit. However, the Subadviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Trust’s Board of Trustees that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in the organization or in its rating system, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this SAI. For additional information on ratings, see the Appendix to this SAI.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Barclays Capital Intermediate Government/Credit Bond Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. High-Yield 2% Capped Bond Index, Barclays Capital Municipal Bond Index, Barclays Capital 3-15 Year Blend (2-17) Municipal Bond Index, MSCI Emerging Markets Free Index (net), Russell 1000® Index, Russell 1000® Value, Russell 2000® Index, and the Standard & Poor’s 500® Index (the “S&P 500® Index”).

Advertisements, sales literature and other communications may contain information about the Funds’ and Advisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Yield

The Trust makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. These amounts are calculated based on 7-day periods, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for Class I Shares of each of the Money Market Funds and for Exchange Shares of the Virtus Insight Money Market Fund are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1) 365/7] – 1

Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

From time to time each of the Money Market Funds may advertise its “30-day average yield” and its “monthly average yield.” Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).

A standardized “tax-equivalent yield” may be quoted for the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Insight Tax-Exempt Money Market Fund, which is computed by: (a) dividing the portion of the Fund’s yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

The Trust makes available 30-day yield quotations with respect to Class A Shares and Class I Shares of the non-money market Funds. As required by regulations of the SEC, the 30-day yield is computed by dividing a Fund’s net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semiannual reinvestment and compounding of net investment income.

Total Return

Standardized quotations of average annual total return for Class A Shares and Class I Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares and Class I Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions on Class A Shares, Class C Shares and Class I Shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that

(1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

PORTFOLIO TURNOVER

The Funds pay brokerage commissions for purchases and sales of portfolio securities, generally on equity securities transactions only. Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes”). If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if it had a lower portfolio turnover rate. Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading “Financial Highlights” in each Fund’s prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In effecting fund transactions for the Trust, the Adviser or applicable Subadviser (throughout this section, “Advisers”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

The Subadviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each Adviser under its contract with the Trust and may benefit both the Trust and other accounts of the Adviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Trust.

If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Some fund transactions are, subject to the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and subject to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Trust.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser’s and/or Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs share pro rata based on the Trust’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Subadviser’s compliance officer prior to the execution of the order. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

For the Emerging Markets Opportunities Fund, Vontobel Asset Management, Inc. currently uses approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including Vontobel’s affiliates for brokerage and research services. Vontobel periodically evaluates the execution performance of the broker-dealers it selects for client transactions. Vontobel attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows the Subadviser to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years.

	Aggregate Amount of Brokerage Commissions ($)
	2006	2007	2008
Balanced Allocation Fund	83,393	81,359	49,922
Core Equity Fund	211,346	124,262	102,381
Disciplined Small-Cap Growth Fund	81,405	58,281	51,636
Disciplined Small-Cap Opportunity Fund	1,285,779	987,452	289,388
Disciplined Small-Cap Value Fund	1,093,309	830,714	254,929
Emerging Markets Opportunities Fund	1,262,253	933,088	603,068
Index Fund	15,624	10,859	9,622
Value Equity Fund	364,412	257,283	187,899

With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of such transactions on which commissions were paid for the fiscal year ended December 31, 2008.

	Total Brokerage Commissions (Research- related) ($)	Total Dollar Amount of Transactions on which Commissions were paid (Research- related) ($)
Balanced Allocation Fund	6,125	5,515,260
Core Equity Fund	10,924	11,793,944
Disciplined Small-Cap Growth Fund	3,185	2,113,516
Disciplined Small-Cap Opportunity Fund	21,205	8,796,659
Disciplined Small-Cap Value Fund	16,165	5,869,259
Emerging Markets Opportunities Fund	408,760	278,995,070
Value Equity Fund	30,271	31,359,317

Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Adviser. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each Adviser or applicable Subadviser as an investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

DISCLOSURE OF FUND HOLDINGS

The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Holdings Disclosure Committee (the “HDC”) the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds’ Compliance Officer, and officers of the Funds’ Adviser and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

The Funds’ Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. The Funds may make their holdings publicly available prior to these filings in certain circumstances. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Virtus and its mutual fund shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Funds’ executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily
Subadviser	Harris Investment Management, Inc.	Daily
Subadviser	Vontobel Asset Management, Inc.	Daily
Subadviser	SCM Advisors LLC	Daily
Distributor	VP Distributors, Inc.	Daily
Custodian	PFPC Trust Company	Daily
Sub-Financial Agent	PNC Global Investment Servicing (U.S) Inc.	Daily
Independent Registered Public Accounting Firm	PricewaterhouseCoopers, LLP	Annual Reporting Period: within 15 business days of end of reporting period Semiannual Reporting Period: within 31 business days of end of reporting period
Typesetting Firm for Financial Reports and Forms N-Q	Bowne/GCom Solutions	Monthly on first business day following month end
Printer for Financial Reports	RR Donnelley & Sons Co.	Annual and Semiannual Reporting Period: within 45 days after end of reporting period
Proxy Voting Service	Risk Metrics Group	Twice weekly on an ongoing basis
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end
Exchange	Chicago Mercantile Exchange	Monthly
TV Financial Markets Talk Shows	CNBC	For Virtus Alternatives Diversifier Fund, formerly Diversifier PHOLIO: coincident to periodic appearance; for all other funds: monthly for holdings over 1% of issuer equity, in aggregate.*

Public Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thomson Reuters	Quarterly, 60 days after fiscal quarter end
Rating Agencies	Lipper Inc. and Morningstar	Quarterly, 60 days after fiscal quarter end
Rating Agencies	Moody’s; Standard and Poor’s and Fitch	Weekly

*	A portfolio manager may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISERS

The Adviser

The investment adviser to the each of the Funds is Virtus Investment Advisers, Inc., (formerly named Phoenix Investment Counsel, Inc.) (“VIA” or the “Adviser”), which is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. VIA was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2008, VIA had approximately $11.5 billion in assets under management.

All of the outstanding stock of VIA is owned by VP Distributors (or “Distributor”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc., (formerly named Phoenix Investment Partners, Ltd.) (“Virtus”). VP Distributors, a mutual fund distributor, acts as the national distributor of the Funds’ shares and as administrator and transfer agent of each Fund. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. Prior to May 18, 2006, Harris Investment Management, Inc. (“Harris”) was the investment adviser to the Funds.

The investment advisory agreement, approved by the Trustees, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

For managing, or directing the management of, the investments of each fund, VIA is entitled to a fee, payable monthly, at the following annual rates:

Fund	Management Fee
Balanced Allocation Fund	0.50%
Core Equity Fund	0.70%
Disciplined Small-Cap Growth Fund	0.75%
Disciplined Small-Cap Opportunity Fund	0.75%
Disciplined Small-Cap Value Fund	0.70%
Emerging Markets Opportunities Fund	1.00%
Index Fund	0.20%
Value Equity Fund	0.70%
High Yield Income Fund	0.45%
Intermediate Government Bond Fund	0.45%
Intermediate Tax-Exempt Bond Fund	0.45%
Short/Intermediate Bond Fund	0.55%
Tax-Exempt Bond Fund	0.45%

The Insight Government Money Market Fund, Insight Money Market Fund and Insight Tax-Exempt Money Market Fund each pay VIA 0.14% on the Fund’s first $100 million of net assets, plus 0.10% on the Fund’s remaining net assets.

VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has voluntarily agreed to limit the annual operating expenses (excluding acquired fund fees and expenses (if any), interest, taxes and extraordinary expenses) of the following Funds (expressed as a percentage of daily net assets):

	Class I Shares	Class A Shares	Class C Shares
Disciplined Small Cap Growth Fund	1.35%	1.55%	2.30%
Intermediate Government Bond Fund	0.70%	0.90%	N/A
Intermediate Tax Exempt Bond Fund	0.65%	0.85%	1.60%
Short/Intermediate Bond Fund	0.75%	0.95%	1.70%
Tax Exempt Bond Fund	0.65%	0.85%	1.60%

The Adviser may discontinue this voluntary expense cap and/or fee waiver at any time. The Adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the fiscal year in which such reimbursement occurred.

The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

VIA began serving as Adviser as of May 18, 2006. The following table shows the dollar amount of fees payable to VIA and Harris, the investment adviser to the Funds prior to May 18, 2006, for their services with respect to each Fund, the amount of fee that was waived by Harris and/or amount of expenses reimbursed by VIA, if any, and the actual fee received by VIA and/or Harris. This data is for the past three fiscal years. Pursuant to separate agreements, Harris paid a portion of the advisory fees it received to affiliates. These payments were used by Harris, to reimburse a portion of the fees paid by such affiliates’ fiduciary clients who were invested in the Funds, among other things.

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed* ($)			Net Advisory Fee ($)
	2006	2007	2008	2006	2007	2008	2006	2007	2008
Balanced Allocation Fund	427,260	437,265	344,941	—	—	—	427,260	437,265	344,941
Core Equity Fund	1,066,166	1,075,791	791,913	—	—	—	1,066,166	1,075,791	791,913
Disciplined Small-Cap Growth Fund	176,747	206,961	162,520	17,591	5,987	46,777	159,156	200,974	115,743
Disciplined Small-Cap Opportunity Fund	4,192,604	2,420,802	894,442	—	—	—	4,192,604	2,420,802	894,442
Disciplined Small-Cap Value Fund	3,191,683	1,878,689	645,051	—	—	—	3,191,683	1,878,689	645,051
Emerging Markets Opportunities Fund	3,198,679	2,248,791	1,354,723	334,189	—	—	2,864,490	2,248,791	1,354,723
Index Fund	160,981	134,376	85,437	34,444	—	—	126,537	134,376	85,437
Value Equity Fund	2,089,600	2,168,338	1,661,630	—	—	—	2,089,600	2,168,338	1,661,630
High Yield Income Fund	332,152	282,556	217,157	38,989	—	—	293,163	282,556	217,157
Intermediate Government Bond Fund	115,953	101,194	132,258	119,216	44,229	106,489	(3,263))	56,965	25,769
Intermediate Tax-Exempt Bond Fund	1,081,603	870,055	684,249	268,213	34,201	101,168	813,390	835,804	583,081
Short/Intermediate Bond Fund	1,574,359	1,279,276	961,458	380,032	23,310	90,739	1,194,327	1,255,966	870,719
Tax-Exempt Bond Fund	529,990	653,187	546,865	177,753	54,321	116,678	352,237	598,866	430,187
Insight Government Money Market Fund	569,172	505,339	603,954	—	—	—	569,172	505,339	603,954
Insight Money Market Fund	5,000,450	4,555,911	3,655,300	241,075	166,557	225,888	4,518,301	4,389,344	3,439,412
Insight Tax-Exempt Money Market Fund	1,334,217	1,186,899	1,340,745	—	—	—	1,334,217	1,186,899	1,340,745

*	Under the terms of the Transaction Agreement with Harris, VIA is responsible for 50% of the amounts paid for reimbursement of Fund operating expenses for funds subadvised by Harris, with Harris being responsible for the remaining 50%. The amount shown reflects VIA’s portion only. VIA will pay to Harris 50% of any such reimbursements that are subsequently recaptured.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

The Subadvisers

Harris Investment Management, Inc. VIA has entered into a subadvisory agreement with Harris with respect to certain of the Funds. Under the subadvisory agreement, Harris is Subadviser to all of the Funds except for Virtus High Yield Income Fund and Virtus Emerging Markets Opportunities Fund. The subadvisory agreement provides that the Adviser will delegate to Harris the performance of certain of its investment management services under the Investment Advisory Agreement. Harris will furnish at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of Harris’ performance.

Harris, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60603. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp., is wholly-owned by Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2008 Harris had approximately $11.8 billion in assets under management.

The Subadvisory Agreement between VIA and Harris provides that VIA will delegate to Harris the performance of certain of its investment management services under the Investment Advisory Agreement with the Funds listed below. Harris will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser, VIA will pay the following annual subadvisory fee rate (expressed as a percentage of average daily net assets):

Subadvisory Fee(%)*
Balanced Allocation Fund	0.28
Core Equity Fund	0.38
Disciplined Small-Cap Growth Fund	0.405
Disciplined Small-Cap Opportunity Fund	0.405
Disciplined Small-Cap Value Fund	0.38
Index Fund	0.13
Value Equity Fund	0.38
Intermediate Government Bond Fund	0.255
Intermediate Tax-Exempt Bond Fund	0.255
Short/Intermediate Bond Fund	0.305
Tax-Exempt Bond Fund	0.255
Insight Government Money Market Fund, Insight Money Market Fund and Insight Tax-Exempt Money Market Fund	0.07% on each Fund’s first $100 million of net assets, plus 0.05% on the Fund’s remaining net assets.

*	For each Fund, the subadvisory fee paid to Harris will be reduced by 50% of any reimbursements or waivers by VIA and increased by 50% any such reimbursements of waivers subsequently recaptured.

Harris and VIA have entered into a Transaction Agreement (the “Transaction Agreement”) and a Strategic Partnership Agreement (the “Strategic Partnership Agreement”), each dated as of March 28, 2006, pursuant to which, following each of the first four anniversaries of the closing of the Transaction Agreement (the “Closing”), VIA will pay Harris a specified percentage of any net profits earned by VIA with respect to the Insight Government Money Market Fund, Insight Money Market Fund, and Insight Tax-Exempt Money Market Fund for those annual periods. Those payments will not be made from the assets of the Trust or any Money Market Fund and will be payable solely by VIA from its own resources.

Under the terms of the Transaction Agreement, VIA has agreed with Harris not to initiate, or recommend to the Board, the termination of the subadvisory contract between VIA and Harris for the five years following the Closing, other than for “cause” (which is defined to include such things as significant changes in portfolio management personnel, material failures of compliance with applicable laws or regulations, or any other event, circumstance or condition that makes it necessary for VIA to initiate or recommend such a termination in the good faith exercise of VIA’s fiduciary duties). In the event that VIA initiates or recommends a termination of Harris’ subadvisory contract with respect to a Fund without “cause” during the five years following the Closing, VIA could become subject to a potentially significant monetary penalty (but any such amount would not be payable by the Trust or any of the Funds, and would be borne solely by VIA). In any event, these termination provisions are in no way binding upon the Board of the Trust, and any termination of Harris’ subadvisory contract by the Board that is not based on the recommendation of VIA would not result in VIA becoming subject to the potential monetary penalty described above. In the event it became necessary for VIA, in the good faith exercise of its fiduciary duty, to terminate Harris as a Subadviser with respect to a Fund, VIA would not be subject to the monetary penalty.

Pursuant to the Strategic Partnership Agreement, Harris has made certain commitments to VIA to facilitate the provision of its subadvisory services to VIA and has agreed that Harris and its affiliates doing business under the “Harris” name will not engage in certain defined competitive activities for the five years following Closing. In exchange, VIA has agreed to make a payment to Harris five years after Closing in the event that the revenues Harris has received from its overall relationship with VIA, have not reached specified levels. Those revenues would include subadvisory fees earned in respect of the Funds, as well as any subadvisory or advisory, management, administration, or other similar fees, but not 12b-1 fees, that Harris and its affiliates may earn from other funds or investment products sponsored or managed by VIA or its affiliates during such five-year period.

Vontobel Asset Management, Inc.  VIA has entered into a subadvisory agreement with Vontobel Asset Management, Inc. formerly named Vontobel USA Inc. (“Vontobel”). Under the subadvisory agreement, Vontobel manages the investment of assets of Virtus Emerging Markets Opportunities Fund. The subadvisory agreement provides that the Adviser will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of Vontobel’s performance.

Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is located at 1540 Broadway, 38th floor, New York, New York 10036. Vontobel is a wholly-owned subsidiary of Vontobel Holding A.G., a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of December 31, 2008, Vontobel had in excess of $5.3 billion in assets under management.

The Subadvisory Agreement between VIA and Vontobel provides that VIA will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement for Emerging Markets Opportunities Fund. The annual rate of fee payable to Vontobel under the Subadvisory Agreement would be 0.50% of the average daily net assets in the Emerging Markets Opportunities Fund up to $200 million and 0.45% of the Fund’s daily net assets above $200 million.

SCM Advisors LLC.  VIA has entered into a subadvisory agreement with SCM Advisors LLC (“SCM Advisors”), an affiliate of VIA. Under the subadvisory agreement, SCM Advisors manages the investment of assets of Virtus High Yield Income Fund. The subadvisory agreement provides that the Adviser will delegate to SCM Advisors the performance of certain of its investment management services under the Investment Advisory Agreement. SCM Advisors will furnish at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of SCM Advisor’s performance.

SCM Advisors has been an investment adviser since 1989 and is located at 909 Montgomery Street, San Francisco, CA 94133. As of December 31, 2008, SCM Advisors had approximately $2.3 billion in assets under management.

The Subadvisory Agreement between VIA and SCM Advisors provides that VIA will delegate to SCM Advisors the performance of certain of its investment management services under the Investment Advisory Agreement for High Yield Income Fund. The annual rate of fee payable to SCM Advisors under the Subadvisory Agreement would be 0.225% of the average daily net assets of the High Yield Income Fund.

The following table shows the dollar amount of fees payable to each Subadviser for managing the applicable Fund(s), the amount of expenses reimbursed by the Subadviser, and the actual fee received by the Subadviser for the period May 18, 2006 through December 2006 and for the fiscal years ended December 31, 2007 and 2008.

	Gross Subadvisory Fee ($)			Expenses Reimbursed by Subadviser* ($)			Net Subadvisory Fee ($)
	2006	2007	2008	2006	2007	2008	2006	2007	2008
Balanced Allocation Fund	148,603	244,868	344,941	—	—	192,856	148,603	244,868	152,085
Core Equity Fund	363,289	584,001	791,913	—	—	429,896	363,289	584,001	362,017
Disciplined Small-Cap Growth Fund	58,383	111,666	162,520	1,847	5,987	111,150	60,230	105,680	51,370
Disciplined Small-Cap Opportunities Fund	1,331,495	1,307,233	894,442	—	—	482,998	1,331,495	1,307,233	411,444
Disciplined Small-Cap Value Fund	1,018,837	1,019,860	645,051	—	—	350,171	1,018,837	1,019,860	294,880
Emerging Market Opportunities Fund	762,913	1,124,395	1,354,723	—	—	677,361	762,913	1,124,395	677,362
Index Fund	61,040	87,344	85,438	—	—	55,534	61,040	87,344	29,904
Value Equity Fund	707,820	1,177,098	1,661,630	—	—	902,028	707,820	1,177,098	759,602
High Yield Income Fund	202,696	141,278	217,157	—	—	—	202,696	141,278	217,157
Intermediate Government Bond Fund	21,854	57,343	131,407	6,250	44,228	128,191	15,604	13,115	3,216
Intermediate Tax-Exempt Bond Fund	375,862	493,413	680,909	19,324	34,200	438,325	356,538	459,213	242,584
Short/Intermediate Bond Fund	489,434	710,416	956,867	26,933	23,310	578,543	462,501	687,106	378,324
Tax-Exempt Bond Fund	195,581	370,140	544,120	38,759	54,321	368,229	156,822	315,819	175,891
Insight Government Money Market Fund	174,188	249,975	603,994	—	—	299,097	174,188	249,975	304,897
Insight Money Market Fund	1,196,532	1,999,946	3,655,319	241,075	166,566	1,668,806	955,457	1,833,380	1,986,513
Insight Tax-Exempt Money Market Fund	405,990	593,450	1,340,746	—	—	670,372	405,990	593,450	670,374

*	Under the terms of the Transaction Agreement, Harris is responsible for 50% of the amounts paid by VIA for reimbursement of Fund operating expenses for those funds subadvised by Harris. The amounts shown reflect Harris’ portion only. VIA will pay to Harris 50% of any such reimbursements that are subsequently recaptured.

The Trust, its Adviser, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Board of Trustees’ Consideration of Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds’ annual report covering the period January 1, 2008 through December 31, 2008.

Description of Proxy Voting Policy

The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies, or delegate such responsibility to a Subadviser. The Adviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”).

Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser/Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, (800) 243-1574, or on the SEC’s Web site at http://www.sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers

Harris. The compensation program for investment professionals of Harris, including the portfolio managers of the Virtus Insight Funds, is designed to provide a total compensation package that (a) serves to align employees’ interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm’s investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of benchmarks relevant to their managed investment strategies and performance of a peer group of funds and investment managers over a rolling one- and three-year performance period. The relevant benchmarks and peer groups for the Funds are set forth below:

Fund	Performance Benchmark	Peer Group (Lipper Universe Averages)
Balanced Allocation	Peer Group	Lipper Mixed-Asset Target Allocation Growth Funds
Core Equity	S&P 500 Index	Lipper Large-Cap Core Funds
Disciplined Small-Cap Growth	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds
Disciplined Small-Cap Opportunity	Russell 2000 Value Index	Lipper Small-Cap Core Funds
Disciplined Small-Cap Value	Russell 2000 Value Index	Lipper Small-Cap Value Funds
Index	S&P Index	Lipper S&P 500 Index Objective Funds
Value Equity	Russell 1000 Value Index	Lipper Multi-Cap Value Funds
Intermediate Government Bond	Barclay’s Capital Intermediate U.S. Government/Credit Index	Lipper Intermediate U.S. Government Funds
Intermediate Tax-Exempt Bond	Peer Group	Lipper Intermediate Municipal Debt Funds
Short/Intermediate Bond	Peer Group	Lipper Short-Intermediate Investment Grade Funds
Insight Tax/Exempt Bond	Peer Group	Lipper General Municipal Debt Funds
Insight Government Money Market	Peer Group	Lipper Institutional US Government Money Market Funds
Insight Money Market	Peer Group	Lipper Institutional Money Market Funds
Insight Tax-Exempt Money Market	Peer Group	Lipper Institutional Tax-Exempt Money Market Funds

Additional factors include each individual’s contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

Harris also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of Harris, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of Harris or an amount otherwise determined by senior management, is communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

Vontobel. The portfolio manager for the Emerging Markets Opportunities Fund (“Fund”) is compensated by the Fund’s Subadviser, Vontobel. The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Payment of a portion of the revenue share is deferred for a three-year period. The portfolio manager does not receive any compensation directly from the Fund or the Adviser.

SCM Advisors. Virtus and its affiliated management firms, including VIA and SCM Advisors, (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to participate in a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including 401(k), health and other employee benefit plans.

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each fund’s investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the Adviser may have in place that could benefit the funds or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds’ shareholders. Each Subadviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds’ most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategies of a fund and the investment strategies of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2008 regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Portfolio Manager (Fund)		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Laura Alter (Intermediate Government Bond Fund, Short/Intermediate Bond Fund, Balanced Allocation Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund)	Number of Accounts Managed: Assets in Accounts Managed:	5 $411 million	0 0	27 $1.38 billion
Peter J. Arts (Insight Government Money Market Fund, Insight Money Market Fund, Insight Tax-Exempt Money Market Fund)	Number of Accounts Managed: Assets in Accounts Managed:	3 $4.57 billion	1 $44 million	31 $873.7 million
Matthew F. Bender (Index)	Number of Accounts Managed: Assets in Accounts Managed:	1 $23 million	1 $5 million	192 $22 million
Robert L. Bishop (High Yield Income Fund)	Number of Accounts Managed: Assets in Accounts Managed:	3 $271 million	0 0	90 $726 million
Maxwell E. Bublitz (High Yield Income Fund)	Number of Accounts Managed: Assets in Accounts Managed:	3 $271 million	0 0	90 $726 million
Jason Bulinski (Disciplined Small-Cap Opportunity Fund, Disciplined Small-Cap Value Fund, Disciplined Small-Cap Growth Fund)	Number of Accounts Managed: Assets in Accounts Managed:	3 $156 million	1 $35 million	22 $5 million
Boyd R. Eager (Insight Government Money Market Fund, Insight Money Market Fund, Insight Tax-Exempt Money Market Fund)	Number of Accounts Managed: Assets in Accounts Managed:	3 $4.57 billion	1 $44 million	31 $873.7 million
Rajiv Jain (Emerging Markets Opportunities Fund)	Number of Accounts Managed: Assets in Accounts Managed (rounded):	4 $1.3 billion	20 $2.6 billion	6 $930 million
T. Andrew Janes (Core Equity Fund, Value Equity Fund)	Number of Accounts Managed: Assets in Accounts Managed:	4 $559 million	8 $981 million	16 $153 million
C. Thomas Johnson (Balanced Allocation Fund)	Number of Accounts Managed: Assets in Accounts Managed:	2 $120 million	0 0	35 $2.18 billion
Bradley Kane (High Yield Income Fund)	Number of Accounts Managed: Assets in Accounts Managed:	None None	0 0	2 $409.88 million
Kimberly J. Keywell (Insight Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Tax-Exempt Bond Fund, Insight Government Money Market Fund, Insight Money Market Fund)	Number of Accounts Managed: Assets in Accounts Managed:	5 $4.76 billion	0 0	0 0
Thomas P. Lettenberger (Disciplined Small-Cap Opportunity Fund, Disciplined Small-Cap Value Fund, Disciplined Small-Cap Growth Fund)	Number of Accounts Managed: Assets in Accounts Managed:	4 $222 million	0 0	282 $59 million
Carol H. Lyons (Short/Intermediate Bond Fund, Intermediate Government Bond Fund)	Number of Accounts Managed: Assets in Accounts Managed:	2 $168 million	0 0	27 $1.38 billion
Todd Sanders (Disciplined Small-Cap Growth Fund, Disciplined Small-Cap Value Fund, Disciplined Small-Cap Opportunity Fund)	Number of Accounts Managed: Assets in Accounts Managed:	3 $156 million	1 $13 million	189 $90 million
George W. Selby (Intermediate Tax-Exempt Bond Fund, Tax-Exempt Bond Fund)	Number of Accounts Managed: Assets in Accounts Managed:	2 $189 million	0 0	9 $336 million
Daniel L. Sido (Balanced Allocation Fund, Core Equity Fund, Index Fund, and Value Equity Fund)	Number of Accounts Managed: Assets in Accounts Managed:	6 $636 million	6 $781 million	14 $13 million
Maureen Svagera (Intermediate Government Bond Fund, Short/Intermediate Bond Fund, Balanced Allocation Fund)	Number of Accounts Managed: Assets in Accounts Managed:	3 $222 million	0 0	27 $1.38 billion

As of December 31, 2008, the portfolio managers, except for Mr. Jain who manages two separate accounts totaling $197 million in assets that pay the subadviser performance fees, did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

Ownership of Fund Securities by Portfolio Managers

The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds’ prospectus that he/she manages as of December 31, 2008:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Each Fund Managed
Laura Alter	Intermediate Government Bond Fund – None Short/Intermediate Bond Fund – None Balanced Allocation Fund – $100,001-$500,000 Tax-Exempt Bond Fund – None Intermediate Tax-Exempt Bond Fund – None
Peter J. Arts	Insight Government Money Market Fund – None Insight Money Market Fund – None Insight Tax-Exempt Money Market Fund – None
Matthew F. Bender	Index Fund – None
Robert L. Bishop	High Yield Income Fund – None
Maxwell E. Bublitz	High Yield Income Fund – None
Jason Bulinski	Disciplined Small-Cap Opportunity Fund – $10,001-$50,000 Disciplined Small-Cap Value Fund – None Disciplined Small-Cap Growth Fund – None
Boyd R. Eager	Insight Government Money Market Fund – None Insight Money Market Fund- $50,001-$100,000 Insight Tax-Exempt Money Market Fund – None
Rajiv Jain	Emerging Markets Opportunities Fund – Over $1,000,000
T. Andrew Janes	Core Equity Fund – $100,001-$500,000 Value Equity Fund – None
C. Thomas Johnson	Balanced Allocation Fund – $10,001 - $50,000
Bradley Kane	High Yield Income Fund – None
Kimberly J. Keywell	Insight Tax-Exempt Money Market Fund – None Intermediate Tax-Exempt Bond Fund – None Tax-Exempt Bond Fund – None Insight Government Money Market Fund – None Insight Money Market Fund – None
Thomas P. Lettenberger	Disciplined Small-Cap Opportunity Fund – $1-$10,000 Disciplined Small-Cap Growth Fund – $1 – $10,000 Disciplined Small-Cap Value Fund – $10,001-$50,000
Carol H. Lyons	Short/Intermediate Bond Fund – $100,000-$500,000 Intermediate Government Bond Fund – $10,001-$50,000
Todd Sanders	Disciplined Small-Cap Growth Fund – None Disciplined Small-Cap Value Fund – None Disciplined Small-Cap Opportunity Fund – None
George W. Selby	Intermediate Tax-Exempt Bond Fund – None Tax-Exempt Bond Fund – None
Daniel L. Sido	Balanced Allocation Fund – None Core Equity Fund – $100,001 - $500,000 Index Fund – $100,001 – $500,000 Value Equity Fund – $100,001-$500,000
Maureen Svagera	Intermediate Government Bond Fund – $10,001-$50,000 Short/Intermediate Bond Fund – $50,001-$100,000 Balanced Allocation Fund – $50,001-$100,000

NET ASSET VALUE

For non-money market funds, the net asset value per share of each class of each fund generally is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the “NYSE”) is open for trading. A non-money market fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. For money market funds, the net asset value of each class of each fund generally is determined as of the times indicated in the table below on each business day, except on those days the Securities Industry and Financial Markets Association (formerly, the Bond Market Association) (“SIFMA”) recommends that the U.S bond market remains closed.

The Money Market Funds may price their shares at an earlier time if an early close is recommended by SIFMA. Information regarding whether they are expected to do so on any such day will be available to investors who call Mutual Fund Services toll free at (800) 243-1574. A Money Market Fund will not calculate its net asset value per share class on days SIFMA has recommended that the U.S. bond market remains closed.

Normal Pricing Times for Money Market Funds

Insight Government Money Market Fund	4:30 PM eastern time
Insight Money Market Fund	4:30 PM eastern time
Insight Tax-Exempt Money Market Fund	12:00 Noon eastern time

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

Each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund’s portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in securities determined by the Trust’s Board of Trustees to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7 provides, however, that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize at $1.00, to the extent reasonably possible, the price per share of each of the Money Market Funds as computed for the purpose of sales and redemptions. Such procedures include review of the portfolio holdings of each of the Money Market Funds by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund’s net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

HOW TO BUY SHARES

For Class A Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. For Class I Shares, the minimum investment is $100,000 and there is no subsequent minimum investment. There are no minimum investment or subsequent investment requirements for Exchange Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For purchases of Class I Shares by private clients of, or referred by, the Adviser, Subadvisers and their affiliates, or through certain wrap programs with which the Distributor has an arrangement, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset values next computed after they are received by an authorized broker or the broker’s authorized designee.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). For non-money market Funds, orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized agent prior to its close of business. For money market funds, orders received by dealers are confirmed at the next-determined offering price following receipt by the authorized agent, provided the order is received by the authorized agent prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges (“CDSC”) on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares—Non-Money Market Funds

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder’s fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class A Shares—Money Market Funds

Class A Shares of the Money Market Funds are purchased without any sales charges. Class A Shares are subject to ongoing shareholder servicing (12b-1) fees at an annual rate of 0.10%. In addition, the Money Market Funds have adopted Shareholder Servicing Plans with an annual fee rate of 0.25%.

Class C Shares—All Funds except the Money Market Funds, Index Fund and Intermediate Government Bond Fund

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to Class C Shares.

Class I Shares—All Funds

Class I Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase minimum amounts; to private clients of, or clients referred by, the Adviser, Subadvisers and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the distributor has an arrangement.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

Qualified Purchasers.  If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Virtus Mutual Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Virtus Mutual Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, Subadviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from the Distributor and/or their corporate affiliates or from Phoenix Life Insurance Company and its corporate affiliates (“PNX”), as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Virtus Mutual Fund, or Virtus trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) former Class N Shareholders who received Class A Shares as a result of the conversion of Class N Shares to Class A Shares; (16) individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchasers are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the “Plan”) if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege.  Your purchase of any class of shares of these or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same “person,” will be added together with any existing Virtus Mutual Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

A “Virtus Mutual Fund” means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Virtus Mutual Funds.

Letter of Intent.  If you sign a Letter of Intent, your purchase of any class of shares of these or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn’t know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation.  The value of your account(s) in any class of shares of these or any other Virtus Mutual Fund (other than any Virtus money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Associations.  Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class A and Class C Shares—Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; or (iv) of the “grantor” on a trust account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class A Shares and Class C Shares of these or any other Virtus Mutual Fund; (f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

INVESTOR ACCOUNT SERVICES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund (except any of the Virtus Money Market Funds) may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s net asset value per share next computed following receipt of properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” section of this SAI). Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. This requirement does not apply to Virtus “Self Security” program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds or any other Virtus Mutual Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from VP Distributors. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, VP Distributors will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via Automated Clearing House (“ACH”). The shareholder’s bank, which must be an ACH member, will in turn forward the monies to VP Distributors for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon VP Distributors’ acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to VP Distributors. VP Distributors will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and VP Distributors reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through the ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

HOW TO REDEEM SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the SEC is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds’ current Prospectus for more information.)

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset values next computed after they are received by an authorized broker or the broker’s authorized designee.

Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectus for more information.)

Redemptions By Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to VP Distributors that the Fund redeem the shares. (See the Funds’ current Prospectus for more information.)

Telephone Redemptions

Generally, shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current prospectus for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.

Redemption in Kind

To the extent consistent with state and federal law, the Funds, except Money Market Funds, may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds’ current Prospectus for more information.)

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently at a maximum rate of 35%) on any undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gain income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

The Code sets forth numerous requirements that must be satisfied in order for each Fund to qualify as a RIC. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes.

Each Fund must satisfy the following tests each year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; (b) meet specified diversification requirements at the end of each quarter of each taxable year, and (c) distribute annually to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, United States government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other RICs). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

Taxation of Shareholders

Pursuant to the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains are taxed at a lower tax rate (generally 15%) for individual shareholders. The reduced rate for QDI applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. Under current law, the tax rate on these amounts is scheduled to increase for tax years beginning after December 31, 2010.

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to its shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are designated as capital gain distributions by written notice mailed to shareholders within 60 days after the close of the year will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1 of such following year). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Treasury Regulations promulgated thereunder (the “Regulations”) that may differ from Generally Accepted Accounting Principles (“GAAP”).

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as RIC.

Taxation of Derivatives and Foreign Currency Transactions

Certain futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The United States Internal Revenue Service (“IRS”) has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to United States federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on same day) its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through”, each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules in Section 1091 of the Code to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Tax Information

Written notices will be sent by United States Mail to shareholders regarding the intended United States federal income tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding (“backup withholding”)

Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number or certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for filing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number (“TIN”) furnished is correct and that he or she is not subject to backup withholding. The shareholder may also, from time to time, be requested to provide certification of the validity of their TIN.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the certain United States federal and California income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2008, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals have been introduced before the United States Congress for the purpose of restricting or eliminating the United States federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by a Fund and the value of a Fund’s portfolio would be affected. The Trustees would then re-evaluate such Fund’s investment objective and policies. As of December 2008, no such proposal was before the United States Congress.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations now in effect as currently interpreted by the courts and the IRS and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situation, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States taxpayers. Each shareholder who is not a United States taxpayer should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds are offered in connection with the following retirement plans: Individual Retirement Account (IRA), Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call VP Distributors at (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the “Plan”) participants at NAV without an initial sales charge if:

(i)    the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (“MLAM”) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii)    the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)    the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

THE DISTRIBUTOR

VP Distributors, a registered broker-dealer which is an indirect, wholly-owned subsidiary of Virtus, serves as Distributor of the Trust’s shares. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103.

The Trust and VP Distributors have entered into distribution agreements under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. VP Distributors may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

For its services under the distribution agreements, VP Distributors receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.

VP Distributors began serving as Distributor as of May 18, 2006. The following table shows the dollar amount of sales charges paid to VP Distributors for the period May 18, 2006 through December 31, 2008 and for PFPC Distributors, Inc., the Funds’ distributor prior to May 18, 2006, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges paid to the distributor with respect to Class A Shares of the Funds not mentioned below. However, shareholders of Tax-Exempt Bond Fund paid Class A deferred sales charges of $9,000.

	Aggregate Underwriting Commissions ($)			Amount Retained by the Distributor ($)			Amount Reallowed ($)
	2006	2007	2008	2006	2007	2008	2006	2007	2008
Balanced Allocation Fund	16,394	7,656	4,525	1,502	1,088	631	14,892	6,568	3,894
Core Equity Fund	2,704	7,580	3,356	350	1,606	466	2,354	5,975	2,890
Disciplined Small-Cap Growth	2,616	307	769	331	40	59	2,285	267	710
Disciplined Small-Cap Opportunity Fund	26,364	16,496	8,466	3,241	2,556	703	23,123	13,940	7,763
Disciplined Small-Cap Value Fund	8,190	20,368	4,136	1,000	2,993	435	7,190	17,376	3,701
Emerging Markets Opportunities Fund	2,958	15,913	21,407	474	4,978	3,565	2,484	10,935	17,842
Index Fund	5,018	7,126	5,955	886	2,636	1,128	4,132	4,489	4,827
Value Equity Fund	2,748	12,709	25,738	386	1,607	4,767	2,362	11,102	20,971
High Yield Income Fund	0	1,003	231	0	163	25	0	840	206
Intermediate Government Bond Fund	86	373	64,133	42	58	3,800	44	315	60,333
Intermediate Tax-Exempt Bond Fund	192	7,288	19,576	20	1,024	2,404	172	6,265	17,172
Short/Intermediate Bond Fund	149	1,248	6,174	20	107	154	129	1,141	6,020
Tax-Exempt Bond Fund	17,245	16,559	54,481	2,125	2,544	3,419	15,120	14,015	51,062

Dealer Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Fixed Income Funds

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a percentage of Amount Invested	Dealer Discount Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.25%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Equity Funds

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a percentage of Amount Invested	Dealer Discount Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the “Plan”) due to waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee has been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the 1933 Act. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Administrative Services

VP Distributors also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator, VP Distributors receives an administration fee based upon the average net assets across all non-money market series of the Virtus Mutual Funds at the following incremental annual rates:

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the Money Market Funds, the fee is 0.035% of the average net assets across all Virtus Money Market Funds within the Virtus Mutual Funds. For the purposes of applying fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of a non-affiliated fund complex for which VP Distributors acts as administrator.

Under the prior agreement from May 18, 2006 through June 30, 2006, VP Distributors served as the Administrator to the Trust. For its services, VP Distributors received an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Virtus Insight Trust. For the Money Market Funds, the fee was 0.04% of the average net assets.

Prior to May 18, 2006, the Trust had an Administration Agreement with Harris, N.A. Under the prior agreements for Administration and Transfer Agency Services, Harris N.A. was paid a combined fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of average daily net assets in excess of $600 million.

The following table shows the dollar amount of fees paid to VP Distributors for the period of May 18, 2006 through December 31, 2008 and to Harris N.A., the Funds’ administrator prior to May 18, 2006, for its administrative services with respect to each Fund, the amount of fee that was waived by Harris N.A., prior to May 18, 2006, if any, and the actual fee paid to VP Distributors and/or Harris N.A. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

	Administration Fee ($)			Reduction by Prior Administrator ($)			Net Administration Fee ($)
	2006	2007	2008	2006	2007	2008	2006	2007	2008
Balanced Allocation Fund	105,045	73,296	58,267	29,864	N/A	N/A	75,181	73,296	58,267

Core Equity Fund	181,083	129,075	95,610	47,216	N/A	N/A	133,867	129,075	95,610

Disciplined Small-Cap Growth Fund	25,951	23,185	18,247	5,871	N/A	N/A	20,080	23,185	18,247

Disciplined Small-Cap Opportunity Fund	672,972	270,356	98,986	170,898	N/A	N/A	502,074	270,356	98,986

Disciplined Small-Cap Value Fund	546,609	224,904	75,893	140,575	N/A	N/A	406,034	224,904	75,893

Emerging Markets Opportunities Fund	356,856	189,959	114,177	102,350	N/A	N/A	254,506	189,959	114,177

Index Fund	102,351	56,343	36,274	23,873	N/A	N/A	78,478	56,343	36,274

Value Equity Fund	349,394	259,493	200,626	86,749	N/A	N/A	262,645	259,493	200,626

High Yield Income Fund	93,160	52,076	41,043	27,299	N/A	N/A	65,861	52,076	41,043

Intermediate Government Bond Fund	36,674	18.716	24,526	13,720	N/A	N/A	22,954	18.716	24,526

Intermediate Tax Exempt Bond Fund	287,017	160,754	129,941	73,067	N/A	N/A	213,950	160,754	129,941

Short/Intermediate Bond Fund	308,811	193,545	147,709	77,383	N/A	N/A	231,428	193,545	147,709

Tax-Exempt Bond Fund	139,121	121,397	103,136	36,097	N/A	N/A	103,024	121,397	103,136

Insight Government Money Market Fund	325,997	163,527	197,763	151,229	N/A	N/A	174,768	163,527	197,763

Insight Money Market Fund	3,448,095	1,613,299	1,229,945	1,597,450	N/A	N/A	1,850,645	1,613,299	1,229,945

Insight Tax-Exempt Money Market Fund	847,058	402,303	456,851	358,860	N/A	N/A	488,198	402,303	456,851

SERVICE AND DISTRIBUTION PLANS

The Trust has adopted a service and/or a distribution plan for each class of shares, as indicated below (collectively, the “Plans”), to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. The Service Plans provide for the Funds to pay service fees up to the amounts indicated, but do not authorize payments under the Plan to be made for distribution purposes and have not been adopted under Rule 12b-1 of the 1940 Act. The Distribution Plans provide for the Funds to pay distribution/service fees in the amounts indicated and have been adopted in accordance with Rule 12b-1. Fees are calculated at the indicated annual rate against the average daily net assets of each applicable Fund.

Plan Name	Plan Applicable to Named Funds	Amount Authorized under Plan	Amount Currently Authorized by Trustees
Distribution Plan Pursuant to Rule 12b-1—Class A Shares	All Funds, except Money Market Funds	0.25%	0.25%
Distribution Plan Pursuant to Rule 12b-1—Class A Shares	Money Market Funds	0.10%	0.10%
Distribution Plan Pursuant to Rule 12b-1—Class C Shares	All Funds	1.00%	1.00%
Service Plan—Class A Shares	Money Market Funds	0.25%	0.25%
Service Plan—Class I Shares	All Funds	0.25%	0.05%
Service Plan—Exchange Shares	Insight Money Market Fund only	0.10%	0.05%

Under each Plan, the Distributor will pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms (“service fee”). Under the Distribution Plans, the amounts paid may be used for distribution related activities. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons (the “Rule 12b-1 Trustees”). Each Plan continues in effect from year to year provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

In order to receive payments under the Plans, participants (“Service Organization”) must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund’s shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

The following table shows Service Organization fees paid by the Funds to VP Distributors with respect to Class A Shares, Class C Shares, Class I Shares and Exchange Shares (Insight Money Market Fund only) of each Fund for which such fees were paid for the period ended December 31, 2008. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.

	Shareholder Servicing Plan Fees Paid ($)	Shareholder Servicing Plan Fees Waived ($)	Rule 12b-1 Fees Paid ($)	Rule 12b-1 Fees Waived ($)
Balanced Allocation Fund	32,826	29,943	22,034	—
Core Equity Fund	54,919	52,313	20,610	—
Disciplined Small-Cap Growth	11,907	10,490	1,369	—
Disciplined Small-Cap Opportunity Fund	48,313	41,829	87,383	—
Disciplined Small-Cap Value Fund	37,897	34,920	55,034	—
Emerging Markets Opportunities Fund	66,126	61,856	28,334	—
Index Fund	14,441	14,441	34,590	—
Value Equity Fund	113,341	108,758	48,503	—
High Yield Income Fund	22,979	21,720	11,730	—
Intermediate Government Bond Fund	11,467	11,467	16,143	—
Intermediate Tax-Exempt Bond Fund	72,613	67,588	40,943	—
Short/Intermediate Bond Fund	92,994	84,767	11,134	—
Tax-Exempt Bond Fund	44,109	32,627	137,808	—
Insight Government Money Market Fund	718,233	172,925	218,061	—
Insight Money Market Fund	3,591,334	1,361,731	891,842	—
Insight Tax-Exempt Money Market Fund	1,097,176	538,673	223,403	—

For the fiscal year ended December 31, 2008, the Funds paid Rule 12b-1 distribution fees in the amount of $1,848,921 of which the principal underwriter received $162,896 and unaffiliated broker-dealers received $1,686,025. Distributor expenses under the 12b-1 Plans consisted of: (1) compensation to dealers, $408,099; (2) compensation to sales personnel, $1,675,779; (3) advertising, $231,492; (4) service costs, $150,690; (5) printing and mailing of prospectuses to other than current shareholders, $7,594; and (6) other, $27,283.

For the fiscal year ended December 31, 2008, the Funds paid service fees in the amount of $3,384,631 of which the principal underwriter received $67,076 and unaffiliated broker-dealers received $3,317,555. Distributor expenses under the Services Agreement consisted of compensation to dealers of $4,967,394 and service costs of $57,046.

No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

The FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. The FINRA’s maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under 1940 Act permitting the issuance of shares in multiple classes.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust (“Trustees”) are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

Trustees and Officers

The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers who administer the Funds’ daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 100 Pearl Street, Hartford, Connecticut 06103. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Address and Date of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee

Leroy Keith, Jr. YOB: 1939	Served since 2006.	49	Managing Director, Almanac Capital Management (commodities business) (2007-present). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007). Director/Trustee, Evergreen Funds (88 portfolios).

Philip McLoughlin Chairman YOB: 1946	Served since 2006.	51	Partner, Cross Pond Partners, LLC (2006-Present). Director, Argo Group International Holdings Ltd. (Insurance), World Trust Fund and KBC Asset Management, Ltd. Chairman and Trustee, The Phoenix Edge Series Fund (2003-present).

Geraldine M. McNamara YOB: 1951	Served since 2006.	49	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982-2006).

James M. Oates: YOB: 1946	Served since 2006.	49	Managing Director, Wydown Group (consulting firm) (1994-present). Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets, Inc.) (financial services) (1997-2006). Director, Stifel Financial. Chairman and Trustee, John Hancock Trust (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive Chairman, Hudson Castle Group, Inc.

Richard E. Segerson YOB: 1946	Served since 2006.	49	Managing Director, Northway Management Company (1998-present).

Ferdinand L.J. Verdonck YOB: 1942	Served since 2006.	49	Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Address, Positions with Trust and Date of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years

George R. Aylward* YOB: 1964	Served since 2006.	51	Director, President and Chief Executive Officer (since 2008), Director and President (2006-2008), Chief Operating Officer (2004-2006), Vice President, Finance, (2001-2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).

*	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.

Officers Of The Trust Who Are Not Trustees

Name, Address and Date of Birth	Position(s) held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years

Marc Baltuch c/o Zweig-DiMenna Associates, LLC 900 Third Avenue New York, NY 10022 YOB: 1945	Vice President and Chief Compliance Officer since 2004.	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present). Vice President, The Zweig Total Return Fund, Inc. (2004-present). Vice President, The Zweig Fund, Inc. (2004-present). President and Director of Watermark Securities, Inc. (1991-present). Assistant Secretary, Gotham Advisors Inc. (1990-2005).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer, Virtus Equity Trust, Virtus Insight Trust and Virtus Institutional Trust since 2006.	Vice President, Fund Administration (2007-present), Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-present), Assistant Treasurer (2004-2006), The Phoenix Edge Series Fund. Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr One American Row Hartford, CT 06102 YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Vice President, Counsel and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2008). Vice President and Counsel, Phoenix Life Insurance Company (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

Name, Address and Date of Birth	Position(s) held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years

Nancy G. Curtiss YOB: 1952	Senior Vice President since 2006.	Senior Vice President, Operations (since 2008), Vice President, Head of Asset Management Operations (2007-2008), Vice President (2003-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Assistant Treasurer (2001-present), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Ms. Curtiss is also Treasurer of various other investment companies within the Virtus Mutual Funds Complex (1994-present).

Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Senior Vice President, Asset Management Product Development (since 2008), Senior Vice President, Asset Management Product Development (2005-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director (since 2008), Director and President (2006-2007), VP Distributors, Inc. (f/k/s Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers (since 2008), Senior Vice President (2006-2007).

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management.

The Audit Committee. The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith Jr., Geraldine M. McNamara, Richard E. Segerson and Ferdindand L.J. Verdnock. The Committee met four times during the Trust’s last fiscal year.

The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith Jr. and James M. Oates. Each of the members is an Independent Trustee. The committee met eight times during the Trusts’ last fiscal year.

The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Leroy Keith, Jr., Chairperson, Geraldine M. McNamara, James M. Oates, Richard E. Sergerson and Ferdinand L.J. Verdonck. The committee met four times during the Trusts’ last fiscal year.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates, receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended December 31, 2008, the current Trustees received the following compensation:

Name of Trustee	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex (Funds) Paid to Trustees

Independent Trustees
E. Virgil Conway *	$28,602	$62,071
Harry Dalzell-Payne*	$26,978	$58,500
Francis E. Jeffries*	$22,835	$114,308
Leroy Keith, Jr.	$73,805	$162,500
Philip R. McLoughlin	$101,354	$321,000
Geraldine M. McNamara	$68,213	$197,000
James M. Oates	$75,864	$166,929
Richard E. Segerson	$64,158	$142,000
Ferdinand L.J. Verdonck	$59,394	$131,500

Interested Trustee
George R. Aylward	$0	$0

*	Mr. Conway, Mr. Dalzell-Payne and Mr. Jeffries retired from the Board of Trustees in May 2008.

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities In a Fund of the Trust	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

Independent Trustees
Leroy Keith, Jr.	None	$1 - $10,000
Philip R. McLoughlin	None	Over $100,000
Geraldine M. McNamara	None	$50,001 - $100,000
James M. Oates	Insight Government Money Market – Over $100,000	Over $100,000
Richard E. Segerson	Insight Money Market Fund – Over $100,000	Over $100,000
Ferdinand L.J. Verdonck	None	None

Interested Trustee
George R. Aylward*	None	$50,001 - $100,000

*	As of December 31, 2007; Information as of December 31, 2008 is not yet available.

As of April 2, 2009, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the Funds.

Principal Shareholders

The following table sets forth information as of April 2, 2009 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of any Fund’s outstanding shares, as noted:

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
American Enterprise Investment P.O. Box 9446 Minneapolis, MN 55474-0001	Value Equity Fund – Class C	9.81%		2,167.232

Jack Ryan Bator Bristol, CT 06010	Balanced Allocation Fund – Class C	18.32%		7,910.764

Calhoun & Co C/O Harris Bank P.O. Box 75000 Detroit, MI 48275-3446	Index Fund – Class I	6.96%		66,400.925

Charles Schwab & Co. Inc.(1) Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St San Francisco, CA 94104-4151	Intermediate Government Bond Fund – Class A	9.99%		103,814.691

Chicago Mercantile Exchange Inc. Customer Segregated Account 30 S Wacker Dr #0 Chicago, IL 60606-7413	Insight Money Market Fund – Class E	94.09%		148,020,492.240

Chicago Mercantile Exchange Inc. Firm Account 30 S Wacker Dr #0 Chicago, IL 60606-7413	Insight Money Market Fund – Class E	5.91%		9,296,597.650

Citigroup Global Markets Inc.(1) House Account Attn Peter Booth 7th Floor 333 W 34th St New York, NY 10001-2402	Balanced Allocation Fund – Class C Disciplined Small-Cap Value Fund – Class C Emerging Markets Opportunities Fund – Class A Emerging Markets Opportunities Fund – Class C Tax-Exempt Bond Fund – Class C	5.34 8.13 24.85 13.35 32.10	% % % % %	2,307.019 62,579.867 727,566.600 10,983.573 61,596.595

Counsel Trust FBO(1) Profit Sharing Plan of Dean Machinery Co. 1251 Waterfront Pl Ste 525 Pittsburgh, PA 15222-4228	Balanced Allocation Fund – Class A	22.43%		149,091.647

Edward D Jones & Co Attn Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland Hts, MO 63043-3009	Emerging Markets Opportunities Fund – Class I	11.21%		2,031,307.283

E*Trade Clearing LLC P.O. Box 989030 West Sacramento, CA 95798-9030	Disciplined Small-Cap Growth Fund – Class C Value Equity Fund – Class A	6.96 5.52	% %	1,117.048 100,753.465

First Clearing LLC Kenneth Breslow Knoxville, TN 37922-9317	Tax-Exempt Bond Fund – Class C	8.62%		16,538.037

First Clearing LLC Grace M Flohr (IRA) Manchester, NJ 08759-6176	High Yield Income Fund – Class C	8.89%		1,506.024

First Clearing LLC Mark Robert Wagoner Pacific PLSDS CA, 90272-2139	Core Equity Fund – Class C	6.41%		2,215.089

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

First Clearing LLC Robert W Vincent (IRA) Pittsburgh, PA 15241-2636	Disciplined Small-Cap Growth Fund – Class A	7.79%		747.430

The Harris Bank NA(1) Lombard Operation Service Center Attn Application Balancing 2000 S Finley Rd Lombard, IL 60148-4825	Insight Tax-Exempt Money Market Fund – Class A	6.65%		14,317,589.590

Harris NA(1) Attn Application Balancing 2000 S Finley Rd Lombard, IL 60148-4825	Insight Government Money Market Fund – Class A Insight Money Market Fund – Class A Insight Tax-Exempt Money Market Fund – Class A	48.29 57.11 67.12	% % %	109,826,594.320 379,190,746.650 144,534,761.160

Harris NA(1) Lombard Operation Center Attn Application Balancing II 2000 S Finley Rd Lombard, IL 60148-4825	Insight Government Money Market Fund – Class A Insight Money Market Fund – Class A	35.67 33.81	% %	81,132,211.620 224,498,657.040

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Balanced Allocation Fund – Class C	6.17%		2,665.477

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Balanced Allocation Fund – Class C	5.67%		2,448.284

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	High Yield Income Fund – Class C	14.66%		2,485.000

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Intermediate Tax-Exempt Bond Fund – Class I	7.74%		573,789.319

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Intermediate Tax-Exempt Bond Fund – Class C	14.26%		8,762.936

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Intermediate Tax-Exempt Bond Fund – Class C	10.21%		6,271.930

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Intermediate Tax-Exempt Bond Fund – Class C	7.69%		4,725.898

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Intermediate Tax-Exempt Bond Fund – Class C	5.45%		3,346.875

LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	Intermediate Tax-Exempt Bond Fund – Class C	5.23%		3,214.941

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

Mac & Co.(1) Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198

Balanced Allocation Fund – Class I

Core Equity Fund – Class I

Disciplined Small-Cap Growth
Fund – Class I

Disciplined Small-Cap Opportunity
Fund – Class I

Disciplined Small-Cap Value
Fund – Class I

Emerging Markets Opportunities
Fund – Class I

High Yield Income Fund – Class I

Insight Money Market Fund – Class I

Intermediate Government Bond
Fund – Class I

Short/Intermediate Bond
Fund – Class I

Value Equity Fund – Class I

		98.65 33.88 85.47 29.72 38.87 20.80 48.51 7.87 82.67 41.87 44.78	% % % % % % % % % % %	4,249,969.587 1,876,211.015 1,489,032.273 1,621,369.486 804,319.528 3,768,530.821 1,845,919.275 127,310,460.110 1,552,216.685 4,484,511.743 8,033,588.403

Mac & Co.(1) Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Disciplined Small-Cap Opportunity Fund – Class I Disciplined Small-Cap Value Fund – Class I Emerging Markets Opportunities Fund – Class I High Yield Income Fund – Class I	23.48 27.58 17.68 34.26	% % % %	1,280,982.330 570,666.706 3,203,636.266 1,303,513.609

MG Trust Company Trustee(1) Bioscrip, Inc. 401(k) Retirement Plan 700 17th St, Ste 300 Denver, CO 80202-3531	Index Fund – Class A	8.31%		58,399.313

MLPF&S for the Sole(1) Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484

Balanced Allocation Fund – Class C

Disciplined Small-Cap Growth
Fund – Class C

Disciplined Small-Cap Value
Fund – Class C

Emerging Markets Opportunities
Fund – Class C

High Yield Income Fund – Class C

Intermediate Tax-Exempt Bond
Fund – Class C

Short/Intermediate Bond Fund – Class C

Tax-Exempt Bond Fund – Class A

Tax-Exempt Bond Fund – Class C

Value Equity Fund – Class C

		17.48 16.00 10.80 29.13 11.97 11.85 48.28 7.95 27.30 9.66	% % % % % % % % % %	7,546.385 2,568.035 83,145.620 23,971.667 2,029.218 7,279.147 105,753.236 407,095.066 52,378.538 2,132.631

MS & Co. C/F Alfred A Arrigoni IRA Standard dated 12/04/97 Alamo, CA 94507-1103	Disciplined Small-Cap Opportunity Fund – Class C	5.80%		4,048.158

MS & Co. C/F Robert Dewaele IRA Rollover dated 08/01/07 Harrison TWP, MI 48045-5614	Disciplined Small-Cap Growth Fund – Class A	13.78%		1,322.054

MS & Co. C/F Thomas Harris IRA Standard dated 06/01/07 Pullman, WA 99163-5513	Disciplined Small-Cap Opportunity Fund – Class C	12.09%		8,443.295

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

Nam Family Trust Credit Shelter Trust Ami Nam Tr Aliso Viejo, CA 92656-1446	Balanced Allocation Fund – Class C Core Equity Fund – Class C	17.69 5.26	% %	7,639.362 1,816.728

NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KWIC Covington, KY 41015-1987	Disciplined Small-Cap Value Fund – Class I	7.71%		159,444.607

NFS LLC FEBO Shiraz P Dhanani Ttees 11826 Red Coat Lane Houston, TX 77024-5034	Disciplined Small-Cap Growth Fund – Class A	24.79%		2,378.346

NFS LLC FEBO(1) Reliance Trust Company Ttee Forsythe Technology Inc. 401k Pl 7770 Frontage Rd Skokie, IL 60077-2634	Index Fund – Class A	14.70%		103,370.682

NFS LLC FEBO(1) State Street Bank Trust Co. Ttee Various Retirement Plans 4 Manhattanville Rd Purchase, NY 10577-2139	Disciplined Small-Cap Value Fund – Class A	7.41%		208,665.670

Pershing, LLC IRA FBO Patricia Ro NTEN Pershing LLC as Custodian One Pershing Plaza Jersey City, NJ	Short/Intermediate Bond Fund – Class C	5.19%		11,378.541

Raymond James & Assoc Inc. FBO William Thistle & Nancy R. Thistle JT/WROS Webster, MA 01570-3633	Intermediate Tax-Exempt Bond Fund – Class C	6.72%		4,129.503

RBC Capital Markets Corp FBO Lorna D McEwen Ttee 7299 Verona Drive W Bloomfield, MI 48322-3314	Tax-Exempt Bond Fund – Class C	10.15%		19,477.835

Robert W Baird & Co. Inc. 777 East Wisconsin Ave Milwaukee, WI 53202-5300	Core Equity Fund – Class C Value Equity Fund – Class C	5.37 11.10	% %	1,857.242 2,452.198

Robert W Baird & Co. Inc. 777 East Wisconsin Ave Milwaukee, WI 53202-5300	Value Equity Fund – Class C	8.53%		1,882.952

Robert W Baird & Co. Inc. 777 East Wisconsin Ave Milwaukee, WI 53202-5300	Value Equity Fund – Class C	6.32%		1,395.398

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

SEI Private Trust Company(1) C/O Harris Bank Attn Mutual Funds One Freedom Valley Dr Oaks, PA 19456

Core Equity Fund – Class I

Disciplined Small-Cap Opportunity
Fund – Class I

Disciplined Small-Cap Value
Fund – Class I

Emerging Markets Opportunities
Fund – Class I

High Yield Income Fund – Class I

Index Fund – Class I

Insight Money Market Fund – Class I

Insight Tax-Exempt Money Market
Fund – Class A

Insight Tax-Exempt Money Market
Fund – Class I

Intermediate Tax-Exempt Bond
Fund – Class I

Short/Intermediate Bond
Fund – Class I

Tax-Exempt Bond Fund – Class I

Value Equity Fund – Class I

		31.43 7.23 7.31 6.30 5.22 62.21 79.27 24.24 99.89 62.44 29.75 45.52 14.15	% % % % % % % % % % % % %	1,740,312.954 394,205.000 151,365.568 1,141,235.945 198,612.396 593,525.182 1,281,714,275.450 52,206,854.850 1,085,877,161.230 4,626,088.983 3,185,823.017 1,611,830.378 2,529,358.290

SEI Private Trust Company(1) C/O Harris Bank Attn Mutual Funds One Freedom Valley Dr Oaks, PA 19456

Core Equity Fund – Class I

Disciplined Small-Cap Opportunity
Fund – Class I

Index Fund – Class I

Intermediate Tax-Exempt Bond
Fund – Class I

Short/Intermediate Bond Fund – Class I

Tax-Exempt Bond Fund – Class I

Value Equity Fund – Class I

		27.17 17.62 9.33 13.37 10.79 20.75 9.75	% % % % % % %	1,504,206.438 961,245.702 89,037.082 990,823.399 1,155,991.499 734,694.338 1,743,275.282

SEI Private Trust Company(1) C/O Harris Bank Attn Mutual Funds One Freedom Valley Dr Oaks, PA 19456	Disciplined Small-Cap Opportunity Fund – Class I Index Fund – Class I Short/Intermediate Bond Fund – Class I	6.81 6.55 5.24	% % %	371,246.885 62,473.969 560,840.601

SEI Private Trust Company(1) C/O Harris Bank Attn Mutual Funds One Freedom Valley Dr Oaks, PA 19456	Insight Government Money Market Fund – Class A Insight Government Money Market Fund – Class I	9.69 91.77	% %	22,034,839.420 314,833,590.340

State Street Bank & Trust Co. Cust for non-DFI Simple IRA Jane Binder Minneapolis, MN 55419-1311	Balanced Allocation Fund – Class C Core Equity Fund – Class C	10.28 5.75	% %	4,437.029 1,985.819

State Street Bank & Trust Co. Cust for non-DFI Simple IRA Bruce P Frauendienst North Branch, MN 55056-6455	Disciplined Small-Cap Growth Fund – Class A	6.70%		642.696

State Street Bank & Trust Co. Cust for the IRA Rollover of Robert W. Ibach Jr. Arlington Heights, IL 60004-4334	Balanced Allocation Fund – Class C	6.88%		2,972.761

State Street Bank & Trust Co. Cust for the Non-DFI Simple IRA of Russell F Judge Lake Mary, FL 32746-5815	Disciplined Small-Cap Growth Fund – Class A	5.44%		522.342

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

State Street Bank & Trust Co. Cust for the Sep IRA of Martin Rubenstein Staten Island, NY 10304-1522	Value Equity Fund – Class C	15.64%		3,454.773

UBS Financial Services Inc. FBO UBS-Finsvc CDN FBO Mrs. Donald Kay Myers Weehawken, NJ 07086-8154	Short/Intermediate Bond Fund – Class C	8.98%		19,660.010

UBS Financial Services Inc. FBO Derek Rothery Midlothian, VA 23114-3158	Disciplined Small-Cap Growth Fund – Class C	16.05%		2,576.643

UBS Financial Services Inc. FBO Carole A Sasiela Easton, MD 21601-7305	Intermediate Government Bond Fund – Class A	16.24%		168,703.888

Virtus Wealth Builder Fund Shareholders Services Dept VP Distributors, Inc. 101 Munson St Greenfield, MA 01301-9684	High Yield Income Fund – Class A	43.50%		154,729.622

Virtus Wealth Guardian Fund Shareholders Services Dept VP Distributors, Inc. 101 Munson St Greenfield, MA 01301-9684	High Yield Income Fund – Class A	39.97%		142,166.330

VP Distributors Inc. Attn Corp Accouting 100 Pearl Street Hartford, CT 06103	Core Equity Fund – Class C Disciplined Small-Cap Growth Fund – Class C Emerging Markets Opportunities Fund – Class C High Yield Income Fund – Class C Intermediate Tax-Exempt Bond Fund – Class C	17.11 51.02 24.17 59.64 16.76	% % % % %	5,913.803 8,191.169 19,886.422 10,107.068 10,294.894

Vontobel Asset Management Inc. 1540 Broadway, Ste 38 New York, NY 10036-4039	Emerging Markets Opportunities Fund – Class A	18.03%		527,812.702

Vontobel Asset Management Inc. 1540 Broadway, Ste 38 New York, NY 10036-4039	Emerging Markets Opportunities Fund – Class A	5.08%		148,775.120

(1)	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

The shares described above as held by Harris N.A., The Harris Bank N.A. and SEI Private Trust Company C/O Harris Bank are being held on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a “control person” of that Fund for purposes of the 1940 Act.

ADDITIONAL INFORMATION

Capital Stock and Organization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust’s obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers, LLP, audits the Funds’ annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809 serves as the Funds’ Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds’ portfolio and other assets for safekeeping. The Custodian does not and will not participate in making investment decisions for the Funds.

VP Distributors, 100 Pearl Street, Hartford, CT 06103, acts as Transfer Agent for the Trust (the “Transfer Agent”). Pursuant to a Transfer Agent and Service Agreement, VP Distributors receives a fee, which is a combination of a base fee allocated among each Virtus Mutual Fund class and a per account fee of between $6.45 and $17.30, depending on whether the account information is held directly by VP Distributors or through an intermediary, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Boston Financial Data Services, Inc. serves as subtransfer agent pursuant to a Subtransfer Agency Agreement. Fees paid by the Funds, in addition to the fee paid to VP Distributors, will be reviewed and approved by the Board of Trustees.

Reports to Shareholders

The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers, LLP, will be sent to shareholders each year and is available without charge upon request.

Financial Statements

The Funds’ financial statements for the Trust’s fiscal year ended December 31, 2008, appearing in the Funds’ 2008 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX

A-1 and P-1 Commercial Paper Ratings

The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s.

Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s Investors Services, Inc. (“Moody’s”). Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor’s Corporation’s Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Fitch’s Corporate Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA—Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds rated C are in imminent default in payment of interest or principal.

DDD-DD and D—Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12–36 months.

GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank’s obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers’ Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

VIRTUS INSIGHT TRUST

PART C — OTHER INFORMATION

Item 23.	Exhibits
a.1.	Declaration of Trust of the Registrant, dated December 6, 1995, filed via EDGAR with initial Registration Statement (File No. 033-64915) on December 12, 1995 and incorporated herein by reference.

a.2.	Amendment to Declaration of Trust of the Registrant, dated November 4, 1996, filed via EDGAR with Post-Effective Amendment No. 3 (File No. 033-64915) on February 28, 1997 and incorporated herein by reference.

a.3.	Amendment to Declaration of Trust of the Registrant, dated June 6, 1997, filed via EDGAR with Post-Effective Amendment No. 5 (File 033-64915) on June 13, 1997 and incorporated herein by reference.

a.4.	Amendment to Declaration of Trust of the Registrant, dated November 2, 1998, filed via EDGAR with Post-Effective Amendment No. 9 (File No. 033-64915) on November 9, 1998 and incorporated herein by reference.

a.5.	Amendment to Declaration of Trust of the Registrant, dated February 18, 1999, filed via EDGAR with Post-Effective Amendment No. 10 (File No. 033-64915) on March 2, 1999 and incorporated herein by reference.

a.6.	Amendment to Declaration of Trust of the Registrant, dated May 1, 2000, filed via EDGAR with Post-Effective Amendment No. 14 (File 033-64915) on May 1, 2000 and incorporated herein by reference.

a.7.	Amendment to Declaration of Trust of the Registrant, dated September 5, 2000, filed via EDGAR with Post-Effective Amendment No. 16 (File No. 033-64915) on September 5, 2000 and incorporated herein by reference.

a.8.	Amendment to Declaration of Trust of the Registrant, dated May 18, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006 and incorporated herein by reference.

a.9.	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

a.10.*	Amendment to the Declaration of Trust of the Registrant, dated October 20, 2008, filed via EDGAR herewith.

b.1.	Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

c.	Reference is made to Registrant’s Declaration of Trust. See Exhibit a.

d.1.	Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), dated May 18, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006 and incorporated herein by reference.

d.2.	Subadvisory Agreement between VIA and Harris Investment Management, Inc. (“Harris”), dated May 18, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006 and incorporated herein by reference.

d.3.	Subadvisory Agreement between VIA and Vontobel Asset Management, Inc. (“Vontobel”), dated May 18, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006 and incorporated herein by reference.

d.4.	Subadvisory Agreement between VIA and SCM Advisors LLC (“SCM Advisors”), dated May 18, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006 and incorporated herein by reference.

e.1.	Distribution Agreement between Registrant and VP Distributors, Inc. (“VP Distributors”), dated May 18, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006 and incorporated herein by reference.

e.2.*	Form of Sales Agreement between VP Distributors and dealers, (February 2009), filed via EDGAR herewith.

f.	None.

g.1.	Amended and Restated Custodian Services Agreement, dated February 2, 2004 between Registrant and PFPC Trust Company (“PFPC Trust”), filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

g.2.	Amendment to Amended and Restated Custodian Services Agreement, dated as of April 16, 2007 between Registrant and PFPC Trust, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

g.3.	Letter of Delegation pursuant to Rule 17f-5 and Rule 17f-7 under the Investment Company Act of 1940, as amended, dated April 16, 2007 between Registrant and PFPC Trust, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

g.4.	Sub-Custodian Services Agreement dated February 18, 1999 by and between PFPC Trust, PNC Bank, N.A. and Registrant filed via EDGAR with Post-Effective Amendment No. 11 (File No. 033-64915) on May 3, 1999 and incorporated herein by reference.

h.1.	Administration Agreement between Registrant and VP Distributors, dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

h.2.	Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

h.3.	Sub-Transfer Agency and Service Agreement between VP Distributors and Boston Financial Data Services, Inc. (“BFDS”) dated January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

h.4.	Second Amended and Restated Expense Limitation Agreement between Registrant and VIA dated August 23, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.5.	Third Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.6.	Fourth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.7.	First Amendment to Administration Agreement between Registrant and VP Distributors effective November 15, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.8.	Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.9.	Second Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.10.	Fifth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.11.	Amendment to Sub-Transfer Agency and Service Agreement between VP Distributors and BFDS dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.12.	Fee Waiver Agreement (Class I Shares) between Registrant and VP Distributors dated May 1, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.13.	Fee Waiver Agreement (Exchange Shares) between Registrant and VP Distributors dated May 1, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

h.14.*	Amendment to Sub-Transfer Agency and Service Agreement between PEPCO and BFDS, dated July 1, 2008, filed via EDGAR herewith.

i.	Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment No. 43 (File No. 033-19423) on May 17, 2006 and incorporated herein by reference.

j.*	Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.

k.	Not applicable.

l.1.	Form of Purchase Agreement relating to Initial Capital filed via EDGAR with Post-Effective Amendment No. 3 (File No. 033-64915) on February 28, 1997 and incorporated herein by reference.

1.2.	Subscription Agreement dated January 14, 1999 between Registrant and FDI Distribution Services, Inc. relating to Advisor Shares filed via EDGAR with Post-Effective Amendment No. 10 (File No. 033-64915) on March 2, 1999 and incorporated herein by reference.

1.3.	Subscription Agreement dated December 6, 2000 between Registrant and Provident Distributors, Inc. relating to B Shares filed via EDGAR with Post-Effective Amendment No. 18 (File No. 033-64915) on December 28, 2000 and incorporated herein by reference.

m.1.	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

m.2.	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

m.3.	A Shares Amended and Restated Shareholder Services Plan Not Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

m.4.	Exchange Shares Amended and Restated Shareholder Services Plan Not Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

m.5.	I Shares Amended and Restated Shareholder Services Plan Not Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

n.	2007 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

o.	Reserved.

p.1*.	Amended and Restated Code of Ethics of the Virtus Mutual Funds and the Distributor (VP Distributors) dated November 2008, file via EDGAR herewith.

p.2.*	Amended and Restated Code of Ethics of the Adviser (VIA) dated November 2008, filed via EDGAR herewith.

p.3.	Standards of Business Conduct and Code of Ethics of Subadviser (Harris) as amended January 3, 2007, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007 and incorporated herein by reference.

p.4.*	Code of Ethics of Subadviser (Vontobel) dated April 23, 2008, filed via EDGAR herewith.

p.5.	Amended and Restated Code of Ethics of Subadviser (SCM Advisors) dated June 1, 2007, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

q.	Power of Attorney for all Trustees, filed via EDGAR with Post-Effective Amendment No. 47 (File No. 033-64915) on April 28, 2008 and incorporated herein by reference.

*	Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with the Fund

None.

Item 25.	Indemnification

Under Section 4.3 of the Registrant’s Declaration of Trust, any past or present Trustee or officer of the Registrant (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant. Moreover, that provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification. This description is modified in its entirety by the provision of Section 4.3 of the Registrant’s Declaration of Trust contained in the Registration Statement filed on December 12, 1995 as Exhibit No. 1 and incorporated herein by reference.

The Investment Advisory Agreement, Underwriting Agreement, Custodian Agreement and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the Agreement for certain losses.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 26.	Business and Other Connections of the Investment Adviser and Subadvisers (“Advisers”)

See “Management of the Funds” in the Prospectus and “Services of the Adviser and Subadvisers” and “Management of the Trust” in the Statement of Additional Information for information which is included in this Post-Effective Amendment regarding the business of the Adviser-and Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadvisers’ current Form ADV (VIA: SEC File No. 801-5995; Harris: SEC File No. 801-35533; Vontobel: SEC File No. 801-21953 and SCM Advisors: SEC File No. 801-51559) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27.	Principal Underwriter

(a) VP Distributors, Inc. serves as the principal underwriter for the following registrants:

Virtus Equity Trust, Virtus Insight Trust, Virtus Institutional Trust, Virtus Opportunities Trust

(b) Directors and executive officers of VP Distributors are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward 100 Pearl Street Hartford, CT 06103	Director and Executive Vice President	President

Kevin J. Carr 100 Pearl Street Hartford, CT 06103	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Nancy J.Engberg 100 Pearl Street Hartford, CT 06103	Vice President and Assistant Secretary	Anti-Money Laundering Officer and Assistant Secretary

David Hanley 100 Pearl Street Hartford, CT 06103	Vice President and Treasurer	None

David C. Martin 100 Pearl Street Hartford, CT 06103	Vice President and Chief Compliance Officer	None

J. Steven Neamtz 100 Pearl Street Hartford, CT 06103	Director and President	None

Francis G. Waltman 100 Pearl Street Hartford, CT 06103	Director	Senior Vice President

(c) To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 28.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:	Principal Underwriter, Administrator and Transfer Agent:
Kevin J. Carr, Esq.	VP Distributors, Inc.
100 Pearl Street	100 Pearl Street
Hartford, CT 06103	Hartford, CT 06103

Investment Adviser:	Custodian:
Virtus Investment Advisers, Inc.	PFPC Trust Company
100 Pearl Street	301 Bellevue Parkway
Hartford, CT 06103	Wilmington, DE 19809

Investment Subadvisers:	Sub Administrator and Fund Accountant:
Harris Investment Management, Inc.	PNC Global Investment Servicing (U.S.) Inc.
190 South LaSalle Street, 4th Floor	301 Bellevue Parkway
Chicago, IL 60603	Wilmington, DE 19809

Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, NY 10036

SCM Advisors, LLC
909 Montgomery Street, Fifth Floor
San Francisco, CA 94133

Item 29.	Management Services

None.

Item 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 28th day of April, 2009.

VIRTUS INSIGHT TRUST

By:	/s/ George R. Aylward
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2009.

Signature	Title

/s/ George R. Aylward	Trustee and President (principal executive officer)
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)
W. Patrick Bradley

/s/ Leroy Keith, Jr.	Trustee
Leroy Keith, Jr.*

/s/ Philip R. McLoughlin	Trustee and Chairman
Philip R. McLoughlin*

/s/ Geraldine M. McNamara	Trustee
Geraldine M. McNamara*

/s/ James M. Oates	Trustee
James M. Oates*

/s/ Richard E. Segerson	Trustee
Richard E. Segerson*

/s/ Ferdinand L.J. Verdonck	Trustee
Ferdinand L.J. Verdonck*

/s/ George R. Aylward
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney

Exhibits

Item 23

a.10.	Amendment to the Declaration of Trust of the Registrant, dated October 20, 2008.

e.2.	Form of Sales Agreement between VP Distributors and dealers (February 2009).

h.14.	Amendment to Sub-Transfer Agency and Service Agreement between PEPCO and BFDS, dated July 1, 2008.

j.	Consent of Independent Registered Public Accounting Firm.

p.2.	Amended and Restated Code of Ethics of the Virtus Mutual Funds and the Distributor (VP Distributors) dated November 2008.

p.4.	Amended and Restated Code of Ethics of the Adviser (VIA) dated November 2008.

p.6.	Code of Ethics of Subadviser (Vontobel) dated April 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 28th day of April, 2009.

VIRTUS INSIGHT TRUST

By:	/s/ George R. Aylward
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2009.

Signature	Title

/s/ George R. Aylward	Trustee and President (principal executive officer)
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer
W. Patrick Bradley	(principal financial and accounting officer)

/s/ Leroy Keith, Jr.	Trustee
Leroy Keith, Jr.*

/s/ Philip R. McLoughlin	Trustee and Chairman
Philip R. McLoughlin*

/s/ Geraldine M. McNamara	Trustee
Geraldine M. McNamara*

/s/ James M. Oates	Trustee
James M. Oates*

/s/ Richard E. Segerson	Trustee
Richard E. Segerson*

/s/ Ferdinand L.J. Verdonck	Trustee
Ferdinand L.J. Verdonck*

/s/ George R. Aylward *George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney